As filed with the Securities and Exchange Commission
on April 30, 2003

Registration No. 811-8162

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM N-1A

AMENDMENT NO. 20
TO THE REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

MASTER INVESTMENT PORTFOLIO
(Exact Name of Registrant as Specified in Charter)

45 Fremont Street
San Francisco, CA 94105
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (877) 244-1544

Susan C. Mosher
c/o Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
(Name and Address of Agent for Service)

With a copy to:
Marco E. Adelfio, Esq.
Morrison & Foerster LLP
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

MASTER INVESTMENT PORTFOLIO

ASSET ALLOCATION MASTER PORTFOLIO

PART A

May 1, 2003

    Responses to Items 1 through 3 have been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

Item 4. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS.

    General. Master Investment Portfolio ("MIP") is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is Part A for the Asset Allocation Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, a holder of beneficial interests (an "interestholder") of the Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. Organizations or other entities that hold beneficial interests in the Master Portfolios are sometimes referred to herein as "feeder funds."

INVESTMENT OBJECTIVE

* The Asset Allocation Master Portfolio seeks to maximize total return, consisting of capital appreciation and current income, without assuming undue risk. This Master Portfolio will follow an asset allocation strategy by investing in a wide range of publicly traded common stocks, U.S. Treasury bonds and money market instruments.

    The investment objective of the Master Portfolio is fundamental and cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The investment objective and policies of the Master Portfolio determine the types of portfolio securities in which the Master Portfolio invests and can be expected to affect the degree of risk to which the Master Portfolio is subject and the performance of the Master Portfolio. There can be no assurance that the investment objective of the Master Portfolio will be achieved.

INVESTMENT POLICIES

    The Asset Allocation Master Portfolio follows an asset allocation strategy. For the Master Portfolio, Barclays Global Fund Advisors ("BGFA") uses proprietary investment models ("Asset Allocation Models") that analyze extensive financial and economic data, including risk, correlation and expected return statistics, to recommend a portfolio allocation as described below. BGFA may, from time to time, develop and refine the Asset Allocation Models.

    The Asset Allocation Master Portfolio will invest its assets among three asset classes -- common stocks, U.S. Treasury bonds and money market instruments as follows:

*

COMMON STOCKS. The Master Portfolio will invest in the common stocks which compose the Standard & Poor's 500 Index (the "S&P 500 Index")1The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. No attempt is made to manage this portion of the Master Portfolio's investment portfolio in the traditional sense using economic, financial and market analysis. Instead, the Master Portfolio uses for this portion of its portfolio a computer program to determine which securities are to be purchased or sold to replicate the total return performance of the S&P 500 Index to the extent feasible. The percentage of the Master Portfolio's assets invested in each stock will be approximately the same as the percentage such stock represents in the S&P 500 Index.

*

U.S. TREASURY BONDS. The Master Portfolio will invest in U.S. Treasury bonds with remaining maturities of at least 10 years. The Master Portfolio will invest this portion of its assets in an effort to replicate the total return performance of the Lehman Brothers 20+ Year Treasury Index (the "20+ Treasury Index") which is composed of U.S. Treasury securities with 20 years or more to maturity. However, the Master Portfolio may also invest in securities not included in the 20+ Treasury Index, or allow for different weightings in securities relative to the index in order to meet the overall objective.

*	MONEY MARKET INSTRUMENTS. The Master Portfolio will invest in money market instruments.

1  S&P does not sponsor the Master Portfolio, nor is it affiliated in any way with BGFA or the Master Portfolio. "Standard & Poor's," "S&P," "S&P 500," and "Standard & Poor's 500" are trademarks of McGraw-Hill, Inc. The Master Portfolio is not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Master Portfolio.

RISK CONSIDERATIONS

    General -- The net asset value per interest of the Master Portfolio is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

    Equity Securities -- The stock investments of the Master Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

    Debt Securities -- The debt instruments in which the Master Portfolio may invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Master Portfolio invests may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Master Portfolio invests. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Although some of the Master Portfolio's portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Master Portfolio's daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

    Foreign Securities -- The Master Portfolio may invest in the securities of foreign issuers. Investing in the securities of issuers in any foreign country, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Master Portfolio's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

    Other Investment Considerations -- Because the Master Portfolio may shift investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover can also result in adverse tax consequences to the Master Portfolio's interestholders. During those periods in which a higher percentage of the Master Portfolio's assets are invested in long-term bonds, the Master Portfolio's exposure to interest rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

    Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by the Master Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales are allocated equitably to each by the investment advice. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Master Portfolio or the price paid or received by the Master Portfolio.

    The Master Portfolio may enter into futures transactions. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specified date in the future. The futures contracts and options on futures contracts that the Master Portfolio may purchase may be considered derivatives. Certain of the floating- and variable-rate instruments that the Master Portfolio may purchase may also be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The Master Portfolio may use some derivatives as part of its short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. The Master Portfolio may not use derivatives to create leverage without establishing adequate "cover" in compliance with SEC leverage rules.

    Under normal market conditions, the portfolio turnover rate for the Master Portfolio is not expected to exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all of the Master Portfolio's securities were replaced within one year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions. In addition, distributions to a shareholder of an entity qualifying as a regulated investment company for federal income tax purposes attributable to the entity's short-term capital gain are taxable to the shareholder as ordinary income. Portfolio turnover is not a limiting factor for the investment adviser in making investment decisions.

ITEM 5. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.

    The response to Item 5 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

ITEM 6. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.

    INVESTMENT ADVISER -- BGFA serves as investment adviser to the Master Portfolio. BGFA is a direct subsidiary of Barclays Global Investors, N.A., which, in turn, is an indirect subsidiary of Barclays Bank PLC, and is located at 45 Fremont Street, San Francisco, CA 94105. As of December 31, 2002, BGFA and its affiliates provided investment advisory services for over $746 billion of assets under management.

    BGFA provides the Master Portfolio with investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio, subject to the supervision of MIP's Board of Trustees and in conformity with Delaware law and the stated policies of the Master Portfolio. BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

    BGFA is entitled to receive monthly fees at the annual rate of 0.35% of the average daily net assets of the Master Portfolio as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

    Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA, subject to the supervision of and the overall authority of MIP's Board of Trustees, determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equitably. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest.

ITEM 7. INTERESTHOLDER INFORMATION.

PURCHASE, REDEMPTION AND PRICING OF INTERESTS

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Investments in the Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets ("Net Assets") (i.e., the value of its assets less liabilities) as next determined after an order is received in proper form. The value of the Master Portfolio's Net Assets is determined as of 4:00 p.m. (Eastern time) ("Valuation Time") on each day the New York Stock Exchange is open for business (a "Business Day"). The Master Portfolio's investments are valued each Business Day, typically by using available market quotations or at fair value determined in accordance with a policy adopted by MIP's Board of Trustees. For further information regarding the methods employed in valuing the Master Portfolio's investments, see Item 18, "Purchase, Redemption and Pricing of Interests" in Part B.

    An investor in the Master Portfolio may add to or reduce its investment in a Master Portfolio on any Business Day. At the Valuation Time on each Business Day, the value of each investor's beneficial interest in the Master Portfolio is determined by multiplying the Master Portfolio's Net Assets by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Master Portfolio. Any additions to or withdrawals of those interests, which are to be effected on that day, will then be effected. Each investor's share of the aggregate beneficial interests in the Master Portfolio will then be recomputed using the percentage equal to the fraction (i) the numerator of which is the value of the investor's cumulative investment in the Master Portfolio up to that day plus or minus, as the case may be, the amounts of net additions or withdrawals from such investment effected on that day and (ii) the denominator of which is the Master Portfolio's aggregate Net Assets as of the Valuation Time on that day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors. The percentages so determined will then be applied to determine the value of each investor's respective interest in the Master Portfolio as of the Valuation Time on the following Business Day.

    An investor in the Master Portfolio may withdraw all or any portion of its interest on any Business Day at the Net Asset Value next determined after a withdrawal request is received in proper form. The Master Portfolio will make payment for all interests redeemed within three business days after receipt of a redemption request in proper form, except as provided by applicable statutes, regulations and interpretations. Investments in the Master Portfolio may not be transferred.

    The right of any investor to purchase interests or receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the New York Stock Exchange is closed (including weekends or holidays) or when trading in the markets the Master Portfolio ordinarily utilizes is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    The Master Portfolio reserves the right to pay redemption proceeds in portfolio securities rather than cash. These "in kind" redemptions normally occur if the amount to be redeemed is large enough to affect the Master Portfolio's operations (e.g., if it represents more than 1% of the Master Portfolio's assets).

NET INVESTMENT INCOME AND CAPITAL GAIN DISTRIBUTIONS

    The net investment income of the Master Portfolio generally will be declared and paid as a distribution daily to all investors of record as of 4:00 p.m. (Eastern time) on any Business Day. Net investment income for a Saturday, Sunday or Holiday will be declared as a distribution to investors of record as of 4:00 p.m. (Eastern time) on the previous business day with respect to the Master Portfolio. All the net investment income of the Master Portfolio so determined is allocated pro rata among the investors in the Master Portfolio at the time of such determination.

    Capital gains realized by the Master Portfolio will be distributed at least annually. Distributions, if any, paid by the Master Portfolio will be reinvested in the investor's interest in the Master Portfolio at net asset value and credited to the investor's account on the payment date.

TAXES

    The Master Portfolio has been and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor's distributive share of the Master Portfolio's taxable income and losses generally will be included in determining the investor's federal income tax liability. As a non-publicly traded partnership, the Master Portfolio will be deemed to have "passed through" to interestholders any of the Master Portfolio's interest, dividends, gains or losses realized on its investments, regardless of whether the Master Portfolio makes any distributions. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. The Master Portfolio will have no more than 100 investors.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Investor inquiries should be directed to Master Investment Portfolio, 45 Fremont Street, San Francisco, CA 94105.

ITEM 8. DISTRIBUTION ARRANGEMENTS.

    MIP is registered as an open-end management investment company under the 1940 Act. MIP was organized as a business trust under the laws of the State of Delaware. Investors in MIP are each liable for all obligations of MIP. However, the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP is unable to meet its obligations.

    The Board of Trustees has authorized MIP to issue multiple series. All consideration received by MIP for interests in one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of MIP) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. From time to time, MIP may create new series without interestholder approval.

    The business and affairs of MIP are managed under the direction of its Board of Trustees. The office of MIP is located at 45 Fremont Street, San Francisco, CA 94105.

MASTER/FEEDER STRUCTURE

    The Master Portfolio is a "master" fund in a "master/feeder" structure. A non-accredited investor does not directly purchase an interest in the Master Portfolio, but instead purchases shares in a corresponding "feeder fund" that invests all of its assets in the Master Portfolio. Each feeder fund is an "accredited investors" as discussed in item 4 above. Other investors may also be permitted to invest in the Master Portfolio. Such other investors will invest in the Master Portfolio on the same terms and conditions as the feeder funds, although there may be different administrative and other expenses. Therefore, the feeder funds may have different returns than other investors of the Master Portfolio.

ITEM 9. FINANCIAL HIGHLIGHTS.

    The response to Item 9 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

MASTER INVESTMENT PORTFOLIO

INDEX MASTER PORTFOLIOS

S&P 500 INDEX MASTER PORTFOLIO

BOND INDEX MASTER PORTFOLIO

PART A

May 1, 2003

    Responses to Items 1 through 3 have been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

Item 4. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS.

    General. Master Investment Portfolio ("MIP") is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is Part A for the S&P 500 Index and Bond Index Master Portfolios (each, a "Master Portfolio" and collectively, the "Master Portfolios"). Each Master Portfolio is a diversified portfolio of MIP. Each Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes a holder of beneficial interests (an "interestholder") of one Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers twelve other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

     Beneficial interests in each Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in a Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. Organizations or other entities that hold beneficial interests of a Master Portfolio are sometimes referred to herein as "feeder funds."

INVESTMENT OBJECTIVES
*

The S&P 500 Index Master Portfolio1 seeks to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index.

*

The Bond Index Master Portfolio seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Aggregate Bond Index.

    S&P does not sponsor the Master Portfolio, nor is it affiliated in any way with Barclays Global Fund Advisors or the Master Portfolio. "Standard & Poor's," "S&P," "S&P 500," and "Standard & Poor's 500" are trademarks of McGraw-Hill, Inc. The Master Portfolio is not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Master Portfolio.

    The investment objective of each Master Portfolio is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The differences in investment objectives and policies among each Master Portfolio determine the types of portfolio securities in which each Master Portfolio invests and can be expected to affect the degree of risk to which each Master Portfolio is subject and the performance of each Master Portfolio. There can be no assurance that the investment objective of each Master Portfolio will be achieved.

INVESTMENT POLICIES

*

The S&P 500 Index Master Portfolio seeks to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The percentage of the S&P 500 Index Master Portfolio's assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index.

*

The Bond Index Master Portfolio seeks to match the total return performance of the Lehman Brothers Aggregate Bond Index, which is composed of approximately 6,000 fixed-income securities, including U.S. Government securities and investment grade corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Bond Index Master Portfolio invests in a sample of these securities. Securities are selected for investment by the Bond Index Master Portfolio in accordance with their relative proportion of the Lehman Brothers Aggregate Bond Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors, as described below.

    No attempt is made to manage the portfolio of each Master Portfolio using economic, financial and market analysis. Each Master Portfolio is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of its respective benchmark Index. Under normal circumstances, at least 90% of the value of each Master Portfolio's net assets, plus the amount of borrowing for investment purposes, is invested in investments comprising such Master Portfolio's Index. Each Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of such Master Portfolio's benchmark Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of a Master Portfolio's net assets increased or decreased exactly as the total return of such Master Portfolio's benchmark Index increased or decreased. A Master Portfolio's ability to match its investment performance to the investment performance of its respective benchmark Index may be affected by, among other things, the Master Portfolio's expenses, the amount of cash and cash equivalents held by the Master Portfolio, the manner in which the total return of the Master Portfolio's benchmark Index is calculated; the size of the Master Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. Each Master Portfolio uses cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising such Master Portfolio's benchmark Index. Barclays Global Fund Advisors ("BGFA") regularly monitors each Master Portfolio's correlation to its respective benchmark Index and adjusts the portfolio of each Master Portfolio to the extent necessary to achieve a correlation of at least 95% with its respective Index. Inclusion of a security in an Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. The Master Portfolios are not sponsored, endorsed, sold or promoted by the sponsor of their respective Indices.

    The sampling techniques utilized by the Bond Index Master Portfolio are designed to allow the Master Portfolio to substantially duplicate the investment performance of the Aggregate Bond Index. However, the Bond Index Master Portfolio is not expected to track the Aggregate Bond Index with the same degree of accuracy that complete replication of such Index would provide. In addition, at times, the portfolio composition of each Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of the Index that the Master Portfolio tracks.

    In seeking to replicate or match the performance of its respective Index, each Master Portfolio also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. Each Master Portfolio attempts to be fully invested at all times in securities comprising such Master Portfolio's Index and in futures and options. Each Master Portfolio may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.

RISK CONSIDERATIONS

    General -- The net asset value per interest of each Master Portfolio is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

    Equity Securities -- The stock investments of the S&P 500 Index Master Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

    Debt Securities -- The debt instruments in which the Bond Index Master Portfolio may invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Master Portfolio invests may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Master Portfolio invests. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Although some of the Master Portfolio's portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Master Portfolio's daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. During those periods in which a higher percentage of a Master Portfolio's assets are invested in long-term bonds, the Master Portfolio's exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

    Mortgage-Backed Securities -- Mortgage-backed securities in which the Bond Index Master Portfolio may invest are subject to additional risks besides interest rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment's average life and yield.

    Asset-Backed Securities -- The risks of investments in asset-backed securities by the Bond Index Master Portfolio are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayment and extension risks, which shorten or lengthen the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Mortgage-Backed Securities" risks above. Moreover, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities. In addition, as purchasers of an asset-backed security, the Master Portfolio generally would have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Master Portfolio has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Master Portfolio may experience losses or delays in receiving payment.

    Foreign Securities -- The Master Portfolios may invest in the securities of foreign issuers. Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Master Portfolio's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

    Futures Transactions -- The Master Portfolios may enter into futures transactions, which involves risk. The futures contracts and options on futures contracts that the Master Portfolios may purchase may be considered derivatives. Certain of the floating- and variable-rate instruments that the Master Portfolios may purchase also may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The Master Portfolios may use some derivatives as part of its short-term liquidity holdings and/or substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. The Master Portfolios may not use derivatives to create leverage without establishing adequate "cover" in compliance with SEC leverage rules.

ITEM 5. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.

    The response to Item 5 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

ITEM 6. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.

    INVESTMENT ADVISER -- BGFA serves as investment adviser to each Master Portfolio. BGFA is a direct subsidiary of Barclays Global Investors, N.A., which, in turn, is an indirect subsidiary of Barclays Bank PLC, and is located at 45 Fremont Street, San Francisco, CA 94105. As of December 31, 2002, BGFA and its affiliates provided investment advisory services for over $746 billion of assets under management.

    BGFA provides each Master Portfolio with investment guidance and policy direction in connection with the daily portfolio management of such Master Portfolio, subject to the supervision of MIP's Board of Trustees and in conformity with Delaware law and the stated policies of each Master Portfolio. BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.

    BGFA is entitled to receive monthly fees at the annual rate of 0.08% and 0.05% of the average daily net assets of the Bond Index Master Portfolio and S&P 500 Index Master Portfolio, respectively, as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of a Master Portfolio and, accordingly, have a favorable impact on its performance.

    Purchase and sale orders of the securities held by a Master Portfolio may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA, subject to the supervision of, and the overall authority of MIP's Board of Trustees, determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equitably. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolios may invest.

    Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a Master Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Master Portfolio or the price paid or received by such Master Portfolio.

ITEM 7. INTERESTHOLDER INFORMATION.

PURCHASE, REDEMPTION AND PRICING OF INTERESTS

    Beneficial interests in the Master Portfolios are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolios may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Investments in a Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets ("Net Assets") (i.e., the value of its assets less liabilities) as next determined after an order is received in proper form. The value of each Master Portfolio's Net Assets is determined as of 4:00 p.m. (Eastern time) ("Valuation Time") on each day the New York Stock Exchange is open for business (a "Business Day"). The Master Portfolios' investments are valued each Business Day, typically by using available market quotations or at fair value determined in accordance with a policy adopted by MIP's Board of Trustees. For further information regarding the methods employed in valuing the Master Portfolios' investments, see Item 18, "Purchase, Redemption and Pricing of Interests" in Part B.

    An investor in a Master Portfolio may add to or reduce its investment in the Master Portfolio on any Business Day. At the Valuation Time on each Business Day, the value of each investor's beneficial interest in a Master Portfolio is determined by multiplying the Master Portfolio's Net Assets by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Master Portfolio. Any additions to or withdrawals of those interests, which are to be effected on that day, will then be effected. Each investor's share of the aggregate beneficial interests in the Master Portfolio will then be recomputed using the percentage equal to the fraction (i) the numerator of which is the value of the investor's cumulative investment in the Master Portfolio up to that day plus or minus, as the case may be, the amounts of net additions or withdrawals from such investment effected on that day and (ii) the denominator of which is the Master Portfolio's aggregate Net Assets as of the Valuation Time on that day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors. The percentages so determined will then be applied to determine the value of each investor's respective interest in the Master Portfolio as of the Valuation Time on the following Business Day.

    An investor in a Master Portfolio may withdraw all or any portion of its interest on any Business Day at the Net Asset Value next determined after a withdrawal request is received in proper form. The Master Portfolios will make payment for all interests redeemed within three business days after receipt of a redemption request in proper form, except as provided by applicable statutes, regulations or interpretations. Investments in the Master Portfolios may not be transferred.

    The right of any investor to purchase interests or receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the New York Stock Exchange is closed (including weekends or holidays) or when trading in the markets the Master Portfolios ordinarily utilize is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    The Master Portfolios reserve the right to pay redemption proceeds in portfolio securities rather than cash. These "in kind" redemptions normally occur if the amount to be redeemed is large enough to affect a Master Portfolio's operations (e.g., if it represents more than 1% of the Master Portfolio's assets).

NET INVESTMENT INCOME AND CAPITAL GAIN DISTRIBUTIONS

    The net investment income of the Master Portfolios generally will be declared and paid as a distribution daily to all investors of record as of 4:00 p.m. (Eastern time) on any Business Day. Net investment income for a Saturday, Sunday or Holiday will be declared as a distribution to investors of record as of 4:00 p.m. (Eastern time) on the previous business day with respect to the Master Portfolios. All the net investment income of the Master Portfolios so determined is allocated pro rata among the investors in the Master Portfolios at the time of such determination.

    Capital gains realized by the Master Portfolios will be distributed at least annually. Distributions, if any, paid by a Master Portfolio will be reinvested in the investor's interest in the Master Portfolio at net asset value and credited to the investor's account on the payment date.

TAXES

    Each Master Portfolio has been and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor's distributive share of the Master Portfolio's taxable income and losses generally will be included in determining the investor's federal income tax liability. As a non-publicly traded partnership, each Master Portfolio will be deemed to have "passed through" to interestholders any of the Master Portfolio's interest, dividends, gains or losses realized on its investments, regardless of whether the Master Portfolio makes any distributions. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. Each Master Portfolio will have no more than 100 investors.

    It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Investor inquiries should be directed to Master Investment Portfolio, 45 Fremont Street, San Francisco, CA 94105.

ITEM 8. DISTRIBUTION ARRANGEMENTS.

    MIP is registered as an open-end management investment company under the 1940 Act. MIP was organized as a business trust under the laws of the State of Delaware. Investors in MIP are each liable for all obligations of MIP. However, the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations.

    The Board of Trustees has authorized MIP to issue multiple series. All consideration received by MIP for interests in one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of MIP) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. From time to time, MIP may create new series without interestholder approval.

    The business and affairs of MIP are managed under the direction of its Board of Trustees. The office of MIP is located at 45 Fremont Street, San Francisco, CA 94105.

MASTER/FEEDER STRUCTURE

    The Master Portfolio is a "master" fund in a "master/feeder" structure. A non-accredited investor does not directly purchase an interest in the Master Portfolio, but instead purchases shares in a corresponding "feeder fund" that invests all of its assets in the Master Portfolio. Each feeder fund is an "accredited investor" as discussed in Item 4 above. Other investors may also be permitted to invest in the Master Portfolio. Such other investors will invest in the Master Portfolio on the same terms and conditions as the feeder funds, although there may be different administrative and other expenses. Therefore, the feeder funds may have different returns than other investors of the Master Portfolio.

ITEM 9. FINANCIAL HIGHLIGHTS.

    The response to Item 9 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

MASTER INVESTMENT PORTFOLIO

EXTENDED INDEX MASTER PORTFOLIO

PART A

May 1, 2003

    Responses to Items 1 through 3 have been omitted pursuant to Instruction B(2)(b) of the General Instructions to Form N-1A.

Item 4. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS.

    General. Master Investment Portfolio ("MIP") is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is Part A for the Extended Index Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, a holder of beneficial interests (an "interestholder") of the Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. Organizations or other entities that hold beneficial interest in the Master Portfolio are sometimes referred to herein as "feeder funds."

INVESTMENT OBJECTIVE
*	The Extended Index Master Portfolio seeks to match as closely as practicable, before fees and expenses, the performance of the Wilshire 4500 Equity Index (the "Wilshire 4500 Index" or the "Index").1

_______________

1 Wilshire Associates, Inc. ("Wilshire Associates") does not sponsor the Master Portfolio, nor is it affiliated in any way with BGFA or the Master Portfolio. "Wilshire 4500 Equity Index," "Wilshire 4500 Index," and "Wilshire 4500," are trademarks of Wilshire Associates of Santa Monica, California. The Master Portfolio is not sponsored, endorsed, sold, or promoted by the Wilshire 4500 Index, and neither Wilshire Associates nor the Wilshire 4500 Index makes any representation or warranty, express or implied, regarding the advisability of investing in the Master Portfolio.

    The Master Portfolio's investment objective is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The investment objective and policies of the Master Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the Master Portfolio's investment objective will be achieved.

PRINCIPAL STRATEGIES
*

The Extended Index Master Portfolio seeks to match the total return performance of U.S. stocks. The Fund defines these stocks as those comprising the Wilshire 4500 Index, which is composed of over 6,500 equity stocks of issuers headquartered in the United States. The Index is almost entirely comprised of common stocks listed on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market. The weightings of stocks in the Wilshire 4500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The Master Portfolio invests in a representative sample of these securities. Securities are selected for investment by the Master Portfolio in accordance with their capitalization, industry sector and valuation, among other factors.

    No attempt is made to manage the portfolio of the Master Portfolio using economic, financial and market analysis. The Master Portfolio is managed by determining which securities are to be purchased or sold to match, to the extent feasible, the capitalization range and returns of the Wilshire 4500 Index. Under normal circumstances, at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Wilshire 4500 Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Wilshire 4500 Index. The Master Portfolio's ability to match its investment performance to the investment performance of the Wilshire 4500 Index may be affected by, among other things: the Master Portfolio's expenses; the amount of cash and cash equivalents held by the Master Portfolio; the manner in which the total return of the Wilshire 4500 Index is calculated; the size of the Master Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. The Master Portfolio uses cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its capitalization range and returns to those of the securities comprising the Wilshire 4500 Index. Barclays Global Fund Advisors ("BGFA") regularly monitors the Master Portfolio's correlation to the Wilshire 4500 Index and adjusts the Master Portfolio's portfolio to the extent necessary. Inclusion of a security in the Wilshire 4500 Index in no way implies an opinion by Wilshire Associates as to its attractiveness as an investment.

    The sampling techniques utilized by the Master Portfolio are designed to allow the Master Portfolio to substantially duplicate the investment performance of the Wilshire 4500 Index. However, the Master Portfolio is not expected to track the Wilshire 4500 Index with the same degree of accuracy that complete replication of such Index would provide. In addition , at times, the portfolio composition of the Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of the Wilshire 4500 Index.

    In seeking to match the performance of the Wilshire 4500 Index, the Master Portfolio also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Master Portfolio attempts to be fully invested at all times in securities comprising the Wilshire 4500 Index and in futures contracts and options on futures contracts, although the Master Portfolio may invest up to 10% of its assets in high-quality money market instruments to provide liquidity. The Master Portfolio may invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days. See Item 12, "Description of the Master Portfolio and Its Investments and Risks," in Part B.

RISK CONSIDERATIONS

    General -- The value of the Master Portfolio's interests is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

    Equity Securities -- The stock investments of the Master Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. In addition, many of the companies whose securities comprise the Wilshire 4500 Index are small to medium size companies which, historically, have been more susceptible to market fluctuations than securities of larger capitalization companies.

    Debt Securities -- The debt instruments in which the Master Portfolio may invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of debt instruments may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of debt instruments. The value of debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of debt instruments. Although some debt instruments are guaranteed by the U.S. Government, its agencies or instrumentalities, such instruments are subject to interest rate risk and the market value of these instruments will fluctuate. No assurance can be given that the U.S. Government would provide financial support to the agencies or instrumentalities that issue or guarantee these instruments where it is not obligated to do so.

    Other Investment Considerations -- The Master Portfolio may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the Master Portfolio may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The Master Portfolio intends to use futures contracts and options as part of its short-term liquidity holdings and/or substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

ITEM 5. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.

    The response to Item 5 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

ITEM 6. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.

    INVESTMENT ADVISER -- BGFA serves as investment adviser to the Master Portfolio. BGFA is a direct subsidiary of Barclays Global Investors, N.A. ("BGI," which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, CA 94105. As of December 31, 2002, BGFA and its affiliates provided investment advisory services for over $746 billion of assets under management.

    BGFA provides the Master Portfolio with investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio, subject to the supervision of MIP's Board of Trustees and in conformity with Delaware law and the stated policies of the Master Portfolio. BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

    BGFA is entitled to receive monthly fees at the annual rate of 0.08% of the average daily net assets of the Master Portfolio as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

    Purchase and sale orders for portfolio securities of the Master Portfolio may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA, subject to the supervision of, and the overall authority of MIP's Board of Trustees, determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equitably. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest.

    ADMINISTRATOR -- BGI serves as administrator of the Master Portfolio. BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates the MIP's trustees, officers and employees who are affiliated with BGI.

    BGI has agreed to bear all costs of the Master Portfolio's and MIP's operations, except for extraordinary expenses, brokerage and other expenses connected with to the execution of portfolio transactions and certain other expenses which are borne by the Master Portfolio, such as fees payable to BGFA. Expenses attributable only to the Master Portfolio shall be charged only against the assets of the Master Portfolio. General expenses of MIP shall be allocated among its portfolios in a manner proportionate to the net assets of each, on a transactional basis or on such other basis as the Board of Trustees deems equitable. BGI is entitled to receive a monthly fee, in the aggregate, at an annual rate of 0.02% of the average daily net assets of the Master Portfolio for providing administrative services and assuming expenses. BGI has contracted with Investors Bank & Trust Company to provide certain sub-administration services for the Master Portfolio.

ITEM 7. INTERESTHOLDER INFORMATION.

PURCHASE REDEMPTION AND PRICING OF INTERESTS

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Investments in the Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets ("Net Assets") (i.e., the value of its assets less liabilities) as next determined after an order is received in proper form. The value of the Master Portfolio's Net Assets is determined as of 4:00 p.m. (Eastern time) ("Valuation Time") on each day the New York Stock Exchange is open for business (a "Business Day"). The Master Portfolio's investments are valued each Business Day, typically by using available market quotations or at fair value determined in accordance with a policy adopted by MIP's Board of Trustees. For further information regarding the methods employed in valuing the Master Portfolio's investments, see Item 18, "Purchase, Redemption and Pricing of Interests" in Part B.

    An investor in the Master Portfolio may add to or reduce its investment in a Master Portfolio on any Business Day. At the Valuation Time on each Business Day, the value of each investor's beneficial interest in the Master Portfolio is determined by multiplying the Master Portfolio's Net Assets by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Master Portfolio. Any additions to or withdrawals of those interests, which are to be effected on that day, will then be effected. Each investor's share of the aggregate beneficial interests in the Master Portfolio will then be recomputed using the percentage equal to the fraction (i) the numerator of which is the value of the investor's cumulative investment in the Master Portfolio up to that day plus or minus, as the case may be, the amounts of net additions or withdrawals from such investment effected on that day and (ii) the denominator of which is the Master Portfolio's aggregate Net Assets as of the Valuation Time on that day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors. The percentages so determined will then be applied to determine the value of each investor's respective interest in the Master Portfolio as of the Valuation Time on the following Business Day.

    An investor in the Master Portfolio may withdraw all or any portion of its interest on any Business Day at the Net Asset Value next determined after a withdrawal request is received in proper form. The Master Portfolio will make payment for all interests redeemed within three business days after receipt of a redemption request in proper form, except as provided by applicable statutes, regulations and interpretations. Investments in the Master Portfolio may not be transferred.

    The right of any investor to purchase interests or receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the New York Stock Exchange is closed (including weekends or holidays) or when trading in markets the Master Portfolio ordinarily utilizes is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    The Master Portfolio reserves the right to pay redemption proceeds in portfolio securities rather than cash. These "in kind" redemptions normally occur if the amount to be redeemed is large enough to affect the Master Portfolio's operations (e.g., if it represents more than 1% of the Master Portfolio's assets).

NET INVESTMENT INCOME AND CAPITAL GAIN DISTRIBUTIONS

    The net investment income of the Master Portfolio generally will be declared and paid as a distribution daily to all investors of record as of 4:00 p.m. (Eastern time) on any Business Day. Net investment income for a Saturday, Sunday or Holiday will be declared as a distribution to investors of record as of 4:00 p.m. (Eastern time) on the previous business day with respect to the Master Portfolio. All the net investment income of the Master Portfolio so determined is allocated pro rata among the investors in the Master Portfolio at the time of such determination.

    Capital gains realized by the Master Portfolio will be distributed at least annually. Distributions, if any, paid by the Master Portfolio will be reinvested in the investor's interest in the Master Portfolio at net asset value and credited to the investor's account on the payment date.

TAXES

    The Master Portfolio has been and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor's distributive share of the Master Portfolio's taxable income and losses generally will be included in determining the investor's federal income tax liability. As a non-publicly traded partnership, the Master Portfolio will be deemed to have "passed through" to interestholders any of the Master Portfolio's interest, dividends, gains or losses realized on its investments, regardless of whether the Master Portfolio makes any distributions. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. The Master Portfolio will have no more than 100 investors.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Investor inquiries should be directed to Master Investment Portfolio, 45 Fremont Street, San Francisco, CA 94105.

ITEM 8. DISTRIBUTION ARRANGEMENTS.

    MIP is registered as an open-end management investment company under the 1940 Act. MIP was organized as a business trust under the laws of the State of Delaware. Investors in MIP are each liable for all obligations of MIP. However, the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP is unable to meet its obligations.

    The Board of Trustees has authorized MIP to issue multiple series. All consideration received by MIP for interests in one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of MIP) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. From time to time, MIP may create new series without shareholder approval.

    The business and affairs of MIP are managed under the direction of its Board of Trustees. The office of MIP is located at 45 Fremont Street, San Francisco, CA 94105.

MASTER/FEEDER STRUCTURE

    The Master Portfolio is a "master" fund in a "master/feeder" structure. A non-accredited investor does not directly purchase an interest in the Master Portfolio, but instead purchases shares in a corresponding "feeder fund" that invests all of its assets in the Master Portfolio. Each feeder fund is an "accredited investor" as discussed in Item 4 above. Other investors may also be permitted to invest in the Master Portfolio. Such other investors will invest in the Master Portfolio on the same terms and conditions as the feeder funds, although there may be different administrative and other expenses. Therefore, the feeder funds may have different returns than other investors of the Master Portfolio.

ITEM 9. FINANCIAL HIGHLIGHTS.

    The response to Item 9 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A

MASTER INVESTMENT PORTFOLIO

INTERNATIONAL INDEX MASTER PORTFOLIO

PART A

May 1, 2003

    Responses to Items 1 through 3 have been omitted pursuant to Instruction B(2)(b) of the General Instructions to Form N-1A.

Item 4. INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS.

    General. Master Investment Portfolio ("MIP") is an open-end, management investment company, organized on October 20 , 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is Part A for the International Index Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes a holder of beneficial interests (an "interestholder") of the Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. Organizations or other entities that hold beneficial interests in the Master Portfolio are sometimes referred to herein as "feeder funds."

INVESTMENT OBJECTIVE
*

The International Index Master Portfolio seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Free Index (the "EAFE Free Index," or the "Index").1

_____________

1 Morgan Stanley Capital International Inc. ("MSCI") does not sponsor the Master Portfolio, nor is it affiliated in any way with Barclays Global Fund Advisors or the Master Portfolio. "Morgan Stanley Capital International Europe, Australia, Far East Free Index," "EAFE Free Index," and "EAFE," are trademarks of MSCI. The Master Portfolio is not sponsored, endorsed, sold or promoted by the EAFE Free Index, and neither MSCI nor the EAFE Free Index make any representation or warranty, express or implied, regarding the advisability of investing in the Master Portfolio.

    The Master Portfolio's investment objective is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The investment objective and policies of the Master Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the Master Portfolio's investment objective will be achieved.

PRINCIPAL STRATEGIES
*

The International Index Master Portfolio seeks to match the total return performance of foreign stock markets by investing in common stocks included in the EAFE Free Index. The EAFE Free Index is a capitalization weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan, and Singapore. The EAFE Free Index broadly represents the performance of foreign stock markets. The weightings of stocks in the EAFE Free Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The Master Portfolio invests in a representative sample of these securities. Securities are selected for investment by the Master Portfolio in accordance with their capitalization, industry sector and valuation, among other factors.

    No attempt is made to manage the portfolio of the Master Portfolio using economic, financial and market analysis. The Master Portfolio is managed by determining which securities are to be purchased or sold to match, to the extent feasible, the capitalization range and returns of the EAFE Free Index. Under normal circumstances, at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the EAFE Free Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the EAFE Free Index. The Master Portfolio's ability to match its investment performance to the investment performance of the EAFE Free Index may be affected by, among other things: the Master Portfolio's expenses; the amount of cash and cash equivalents held by the Master Portfolio; the manner in which the total return of the EAFE Free Index is calculated; the size of the Master Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. The Master Portfolio uses cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its capitalization range and returns to those of the securities comprising the EAFE Free Index. Barclays Global Fund Advisors ("BGFA") regularly monitors the Master Portfolio's correlation to the EAFE Free Index and adjusts the Master Portfolio's portfolio to the extent necessary. Inclusion of a security in the EAFE Free Index in no way implies an opinion by MSCI as to its attractiveness as an investment.

    BGFA may use statistical sampling techniques to attempt to replicate the returns of the EAFE Free Index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the index and the Master Portfolio by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, earnings growth, country weightings and the effect of foreign taxes. The sampling techniques utilized by the Master Portfolio are designed to allow the Master Portfolio to substantially duplicate the investment performance of the EAFE Free Index. However, the Master Portfolio is not expected to track the EAFE Free Index with the same degree of accuracy that complete replication of such Index would provide. In addition, at times, the portfolio composition of the Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of the EAFE Free Index.

    In seeking to match the performance of the EAFE Free Index, the Master Portfolio also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Master Portfolio attempts to be fully invested at all times in securities comprising the EAFE Free Index and in futures contracts and options on futures contracts, although the Master Portfolio may invest up to 10% of its assets in high-quality money market instruments to provide liquidity. The Master Portfolio may invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days. See Item 12, "Description of the Master Portfolio and Its Investments and Risks -- Investment Restrictions," in Part B.

RISK CONSIDERATIONS

    General -- The value of the Master Portfolio's interests is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

    Equity Securities -- The stock investments of the Master Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. International stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. In addition, many of the companies whose securities comprise the EAFE Free Index are small to medium size companies which, historically, have been more susceptible to market fluctuations than securities of larger capitalization companies.

    Foreign Investment Risk -- The Master Portfolio invests substantially all of its assets in foreign securities. This means the Master Portfolio can be affected by the risks of foreign investing, including changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment; repatriation of capital, and currency and exchange; foreign taxes (including confiscatory taxes); inadequate supervision and regulation of some foreign markets; volatility from lack of liquidity; different settlement practices or delayed settlements in some markets; difficulty in obtaining complete and accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic and social instability; and difficulty enforcing legal rights outside the U.S. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.

    Issuer-Specific Changes -- Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.

    Small Company Investing -- The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.

    Other Investment Considerations -- The Master Portfolio may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the Master Portfolio may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The Master Portfolio intends to use futures contracts and options as part of its short-term liquidity holdings and/or substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

    In response to market, economic, political or other conditions, BGFA may temporarily use a different investment strategy for defensive purposes. If BGFA does so, different factors could affect the Master Portfolio's performance and the Master Portfolio may not achieve its investment objective.

Item 5. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.

    The response to Item 5 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

ITEM 6. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.

    INVESTMENT ADVISER -- BGFA serves as investment adviser to the Master Portfolio. BGFA is a direct subsidiary of Barclays Global Investors, N.A. ("BGI," which in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, CA 94105. As of December 31, 2002, BGFA and its affiliates provided investment advisory services for over $746 billion of assets.

    BGFA provides the Master Portfolio with investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio, subject to the supervision of MIP's Board of Trustees and in conformity with Delaware law and the stated policies of the Master Portfolio. BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

    BGFA is entitled to receive fees at an annual rate of 0.15% of the first $1 billion, and 0.10% thereafter, of the Master Portfolio's average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

    Purchase and sale orders for portfolio securities of the Master Portfolio may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA, subject to the supervision of, and the overall authority of MIP's Board of Trustees, determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equitably. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest.

    ADMINISTRATOR -- BGI serves as administrator of the Master Portfolio. BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates the MIP's trustees, officers and employees who are affiliated with BGI.

    BGI has agreed to bear all costs of the Master Portfolio's and MIP's operations, except for extraordinary expenses, brokerage and other expenses connected with to the execution of portfolio transactions and certain other expenses which are borne by the Master Portfolio, such as fees payable to BGFA. Expenses attributable only to the Master Portfolio shall be charged only against the assets of the Master Portfolio. General expenses of MIP shall be allocated among its portfolios in a manner proportionate to the net assets of each, on a transactional basis or on such other basis as the Board of Trustees deems equitable. BGI is entitled to receive monthly compensation for providing administration services to the Master Portfolio at the annual rate of 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the Master Portfolio. BGI has contracted with Investors Bank & Trust Company to provide certain sub-administration services for the Master Portfolio.

ITEM 7. INTERESTHOLDER INFORMATION.

PURCHASE, REDEMPTION AND PRICING OF INTERESTS

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Investments in the Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets ("Net Assets") (i.e., the value of its assets less liabilities) as next determined after an order is received in proper form. The value of the Master Portfolio's Net Assets is determined as of 4:00 p.m. (Eastern time) ("Valuation Time") on each day the New York Stock Exchange is open for business (a "Business Day"). The Master Portfolio's investments are valued each Business Day, typically by using available market quotations or at fair value determined in accordance with a policy adopted by MIP's Board of Trustees. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the portfolio could change on days when beneficial interests may not be purchased or redeemed. For further information regarding the methods employed in valuing the Master Portfolio's investments, see Item 18, "Purchase, Redemption and Pricing of Interests" in Part B.

    An investor in the Master Portfolio may add to or reduce its investment in a Master Portfolio on any Business Day. At the Valuation Time on each Business Day, the value of each investor's beneficial interest in the Master Portfolio is determined by multiplying the Master Portfolio's Net Assets by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Master Portfolio. Any additions to or withdrawals of those interests, which are to be effected on that day, will then be effected. Each investor's share of the aggregate beneficial interests in the Master Portfolio will then be recomputed using the percentage equal to the fraction (i) the numerator of which is the value of the investor's cumulative investment in the Master Portfolio up to that day plus or minus, as the case may be, the amounts of net additions or withdrawals from such investment effected on that day and (ii) the denominator of which is the Master Portfolio's Net Assets as of the Valuation Time on that day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors. The percentages so determined will then be applied to determine the value of each investor's respective interest in the Master Portfolio as of the Valuation Time on the following Business Day.

    An investor in the Master Portfolio may withdraw all or any portion of its interest on any Business Day at the Net Asset Value next determined after a withdrawal request is received in proper form. The Master Portfolio will make payment for all interests redeemed within three business days after receipt of a redemption request in proper form, except as provided by applicable statutes, regulations and interpretations. Investments in the Master Portfolio may not be transferred.

    The right of any investor to purchase interests or receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the New York Stock Exchange is closed (including weekends or holidays) or when trading in markets the Master Portfolio ordinarily utilizes is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    The Master Portfolio reserves the right to pay redemption proceeds in portfolio securities rather than cash. These "in kind" redemptions normally occur if the amount to be redeemed is large enough to affect the Master Portfolio's operations (e.g., if it represents more than 1% of the Master Portfolio's assets).

NET INVESTMENT INCOME AND CAPITAL GAIN DISTRIBUTIONS

    The net investment income of the Master Portfolio generally will be declared and paid as a distribution daily to all investors of record as of 4:00 p.m. (Eastern time) on any Business Day. Net investment income for a Saturday, Sunday or Holiday will be declared as a distribution to investors of record as of 4:00 p.m. (Eastern time) on the previous business day with respect to the Master Portfolio. All the net investment income of the Master Portfolio so determined is allocated pro rata among the investors in the Master Portfolio at the time of such determination.

    Capital gains realized by the Master Portfolio will be distributed at least annually. Distributions, if any, paid by the Master Portfolio will be reinvested in the investor's interest in the Master Portfolio at net asset value and credited to the investor's account on the payment date.

TAXES

    The Master Portfolio has been and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor's distributive share of the Master Portfolio's taxable income and losses generally will be included in determining the investor's federal income tax liability. As a non-publicly traded partnership, the Master Portfolio will be deemed to have "passed through" to interestholders any of the Master Portfolio's interest, dividends, gains or losses realized on its investments, regardless of whether the Master Portfolio makes any distributions. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. The Master Portfolio will have no more than 100 investors.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Investor inquiries should be directed to Master Investment Portfolio, 45 Fremont Street, San Francisco, CA 94105.

ITEM 8. DISTRIBUTION ARRANGEMENTS.

    MIP is registered as an open-end management investment company under the 1940 Act. MIP was organized as a business trust under the laws of the State of Delaware. Investors in MIP are each liable for all obligations of MIP. However, the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations.

    The Board of Trustees has authorized MIP to issue multiple series. All consideration received by MIP for interests in one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of MIP) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. From time to time, MIP may create new series without shareholder approval.

    The business and affairs of MIP are managed under the direction of its Board of Trustees. The office of MIP is located at 45 Fremont Street, San Francisco, CA 94105.

MASTER/FEEDER STRUCTURE

    The Master Portfolio is a "master" fund in a "master/feeder" structure. A non-accredited investor does not directly purchase an interest in the Master Portfolio, but instead purchases shares in a corresponding "feeder fund" that invests all of its assets in the Master Portfolio. Each feeder fund is an "accredited investor" as discussed in Item 4 above. Other investors may also be permitted to invest in the Master Portfolio. Such other investors will invest in the Master Portfolio on the same terms and conditions as the feeder funds, although there may be different administrative and other expenses. Therefore, the feeder funds may have different returns than other investors of the Master Portfolio.

ITEM 9. FINANCIAL HIGHLIGHTS.

    The response to Item 9 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

MASTER INVESTMENT PORTFOLIO

MONEY MARKET MASTER PORTFOLIO

PART A

May 1, 2003

    Responses to Items 1 through 3 have been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

Item 4. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS.

    General. Master Investment Portfolio ("MIP") is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is Part A for the Money Market Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act") and for other purposes a holder of beneficial interests (an "interestholder") of one master portfolio of MIP is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. Organizations or other entities that hold beneficial interests in the Master Portfolio may be referred to herein as "feeder funds."

INVESTMENT OBJECTIVE
*

The Money Market Master Portfolio seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high quality, short-term investments. These securities include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. banks, certain repurchase agreements and obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

    The Master Portfolio's investment objective is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The investment objective and policies of the Master Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the Master Portfolio's investment objective will be achieved.

RISK CONSIDERATIONS

    The Master Portfolio's investments are expected to present minimal risks because of their relatively short maturities and the high credit quality (financial strength) of the issuers. The Master Portfolio seeks to maintain a portfolio of investments that will permit interestholders to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved.

    Pursuant to the 1940 Act, the Master Portfolio must comply with certain investment criteria designed to provide liquidity and reduce risk to allow the interestholders to maintain a stable net asset value of $1.00 per share. The Master Portfolio seeks to reduce risk by investing its assets in securities of various issuers. As such, the Master Portfolio is considered to be diversified for purposes of the 1940 Act.

    The Master Portfolio emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Master Portfolio's investment adviser, Barclays Global Fund Advisors ("BGFA"), have always prohibited the purchase by the Master Portfolio of many types of floating-rate instruments commonly referred to as derivatives that are considered to be potentially volatile. The Master Portfolio may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and that resets based on changes in standard money market rate indices such as U.S. Government Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

    The Master Portfolio's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Master Portfolio purchases must have a remaining maturity of not more than 397 days (13 months). The 1940 Act provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. In addition, any security that the Master Portfolio purchases must present minimal credit risks and be of "high quality." "High quality" means to be rated in the top two rating categories by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by BGFA, as the Master Portfolio's investment adviser, under guidelines adopted by MIP's Board of Trustees. The Master Portfolio may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Master Portfolio invests.

    The Master Portfolio may invest up to 10% of its assets in illiquid securities. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Master Portfolio.

ITEM 5. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.

    The response to Item 5 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

ITEM 6. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.

    INVESTMENT ADVISER -- BGFA serves as investment adviser to the Master Portfolio. BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, CA 94105. As of December 31, 2002, BGFA and its affiliates provided investment advisory services for over $746 billion of assets under management.

    BGFA provides the Master Portfolio with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees and in conformity with Delaware law and the stated policies of the Master Portfolio. BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

    BGFA is entitled to receive monthly fees at the annual rate of 0.10% of the average daily net assets of the Master Portfolio as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

    Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA, subject to the supervision of, and the overall authority of MIP's Board of Trustees, determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equitably. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest.

ITEM 7. INTERESTHOLDER INFORMATION.

PURCHASE, REDEMPTION AND PRICING OF INTERESTS

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Investments in the Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets ("Net Assets") (i.e., the value of its assets less liabilities) as next determined after an order is received in proper form. The value of the Master Portfolio's Net Assets is determined as of 4:00 p.m. (Eastern time) ("Valuation Time") on each day the New York Stock Exchange is open for business (a "Business Day"). The Master Portfolio's investments are valued each Business Day, typically by using available market quotations or at fair value determined in good faith by MIP's Board of Trustees. For further information regarding the methods employed in valuing the Master Portfolio's investments, see Item 18, "Purchase, Redemption and Pricing of Interests" in Part B.

    Generally, an investor in the Master Portfolio may add to or reduce its investment in a Master Portfolio on any Business Day. At the Valuation Time on each Business Day, the value of each interestholder's beneficial interest in the Master Portfolio is determined by multiplying the Master Portfolio's Net Assets by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Master Portfolio. Any additions to or withdrawals of those interests, which are to be effected on that day, will then be effected. Each investor's share of the aggregate beneficial interests in the Master Portfolio will then be recomputed using the percentage equal to the fraction (i) the numerator of which is the value of the investor's cumulative investment in the Master Portfolio up to that day plus or minus, as the case may be, the amounts of net additions or withdrawals from such investment effected on that day and (ii) the denominator of which is the Master Portfolio's aggregate Net Assets as of the Valuation Time on that day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors. The percentages so determined will then be applied to determine the value of each investor's respective interest in the Master Portfolio as of the Valuation Time on the following Business Day.

    An investor in the Master Portfolio may withdraw all or any portion of its interest on any Business Day at the NAV next determined after a withdrawal request is received in proper form. The Master Portfolio will make payment for all interests redeemed within three business days after receipt of a redemption request in proper form, except as provided by applicable statutes, regulations or interpretations. Investments in the Master Portfolio may not be transferred.

    The right of any investor to purchase interests or receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the Exchanges are closed (including weekends or holidays) or when trading in the markets the Master Portfolio ordinarily utilizes is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    The Master Portfolio reserves the right to pay redemption proceeds in portfolio securities rather than cash. These "in kind" redemptions normally occur if the amount to be redeemed is large enough to affect the Master Portfolio's operations (e.g., if it represents more than 1% of the Master Portfolio's assets).

NET INVESTMENT INCOME AND CAPITAL GAIN DISTRIBUTIONS

    The net investment income of the Master Portfolio generally will be declared and paid as a distribution daily to all investors of record as of 4:00 p.m. (Eastern time) on any Business Day. Net investment income for a Saturday, Sunday or Holiday will be declared as a distribution to investors of record as of 4:00 p.m. (Eastern time) on the previous business day with respect to the Master Portfolio. All the net investment income of the Master Portfolio so determined is allocated pro rata among the investors in the Master Portfolio at the time of such determination.

    Capital gains realized by the Master Portfolio will be distributed at least annually. Distributions, if any, paid by the Master Portfolio will be reinvested in the investor's interest in the Master Portfolio at net asset value and credited to the investor's account on the payment date.

TAXES

    The Master Portfolio has been and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor's distributive share of the Master Portfolio's taxable income and losses generally will be included in determining the investor's federal income tax liability. As a non-publicly traded partnership, the Master Portfolio will be deemed to have "passed through" to interestholders any of the Master Portfolio's interest, dividends, gains or losses realized on its investments, regardless of whether the Master Portfolio makes any distributions. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. The Master Portfolio will have no more than 100 investors.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Investor inquiries should be directed to Master Investment Portfolio, 45 Fremont Street, San Francisco, CA 94105.

ITEM 8. DISTRIBUTION ARRANGEMENTS.

    MIP is registered as an open-end management investment company under the 1940 Act. MIP was organized as a business trust under the laws of the State of Delaware. Investors in MIP are each liable for all obligations of MIP. However, the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP is unable to meet its obligations.

    The Board of Trustees has authorized MIP to issue multiple series. All consideration received by MIP for interests in one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of MIP) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. From time to time, MIP may create new series without shareholder approval.

    The business and affairs of MIP are managed under the direction of its Board of Trustees. The office of MIP is located at 45 Fremont Street, San Francisco, CA 94105.

MASTER/FEEDER STRUCTURE

    The Master Portfolio is a "master" fund in a "master/feeder" structure. A non-accredited investor does not directly purchase an interest in the Master Portfolio, but instead purchases shares in a corresponding "feeder fund" that invests all of its assets in the Master Portfolio. Each feeder fund is an "accredited investor" as discussed in Item 4 above. Other investors may also be permitted to invest in the Master Portfolio. Such other investors will invest in the Master Portfolio on the same terms and conditions as the feeder funds, although there may be different administrative and other expenses. Therefore, the feeder funds may have different returns than other investors of the Master Portfolio.

ITEM 9. FINANCIAL HIGHLIGHTS.

    The response to Item 9 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

MASTER INVESTMENT PORTFOLIO

PRIME MONEY MARKET MASTER PORTFOLIO

PART A

May 1, 2003

    Responses to Items 1 through 3 have been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

Item 4. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS.

    General. Master Investment Portfolio ("MIP") is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is Part A for the Prime Money Market Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act") and for other purposes a holder of beneficial interests (an "interestholder") of one master portfolio of MIP is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. Organizations or other entities that hold beneficial interests in the Master Portfolio may be referred to herein as "feeder funds."

INVESTMENT OBJECTIVE
*

The Prime Money Market Master Portfolio seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high quality, short-term investments. These securities include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. banks, certain repurchase agreements and obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

    The Master Portfolio's investment objective is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The investment objective and policies of the Master Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the Master Portfolio's investment objective will be achieved.

RISK CONSIDERATIONS

    The Master Portfolio's investments are expected to present minimal risks because of their relatively short maturities and the high credit quality (financial strength) of the issuers. The Master Portfolio seeks to maintain a portfolio of investments that will permit interestholders to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved.

    Pursuant to the 1940 Act, the Master Portfolio must comply with certain investment criteria designed to provide liquidity and reduce risk to allow the interestholders to maintain a stable net asset value of $1.00 per share. The Master Portfolio seeks to reduce risk by investing its assets in securities of various issuers. As such, the Master Portfolio is considered to be diversified for purposes of the 1940 Act.

    The Master Portfolio emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Master Portfolio's investment adviser, Barclays Global Fund Advisors ("BGFA"), have always prohibited the purchase by the Master Portfolio of many types of floating-rate instruments commonly referred to as derivatives that are considered to be potentially volatile. The Master Portfolio may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and that resets based on changes in standard money market rate indices such as U.S. Government Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

    The Master Portfolio's dollar-weighted average portfolio maturity must not exceed 90 days. Under normal circumstances, the Master Portfolio expects to maintain a dollar-weighted average portfolio maturity of less than 60 days. Any security that the Master Portfolio purchases must have a remaining maturity of not more than 397 days (13 months). The 1940 Act provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. In addition, any security that the Master Portfolio purchases must present minimal credit risks and be of "high quality." "High quality" means to be rated in the top two rating categories by a nationally recognized statistical ratings organizations ("NRSRO") or, if unrated, determined to be of comparable quality to such rated securities by BGFA, as the Master Portfolio's investment adviser, under guidelines adopted by MIP's Board of Trustees. The Master Portfolio may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Master Portfolio invests.

    Under normal circumstances, the Master Portfolio expects to invest at least 95% of its total assets in any combination of U.S. Government securities, securities rated in the highest short-term category by an NRSRO, securities of money market funds that are registered investment companies and collateralized repurchase agreements comprised of such obligations.

    The Master Portfolio may invest up to 10% of its assets in illiquid securities. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Master Portfolio.

ITEM 5. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.

    The response to Item 5 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

ITEM 6. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.

    INVESTMENT ADVISER -- BGFA serves as investment adviser to the Master Portfolio. BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, CA 94105. As of December 31, 2002, BGFA and its affiliates provided investment advisory services for over $746 billion of assets under management.

    BGFA provides the Master Portfolio with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees and in conformity with Delaware law and the stated policies of the Master Portfolio. BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

    BGFA is entitled to receive monthly fees at the annual rate of 0.10% of the average daily net assets of the Master Portfolio as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

    Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA, subject to the supervision of, and the overall authority of MIP's Board of Trustees, determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equitably. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest.

ITEM 7. INTERESTHOLDER INFORMATION.

PURCHASE, REDEMPTION AND PRICING OF INTERESTS

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Investments in the Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets ("Net Assets") (i.e., the value of its assets less liabilities) as next determined after an order is received in proper form. The value of the Master Portfolio's Net Assets is determined as of 4:00 p.m. (Eastern time) ("Valuation Time") on each day the New York Stock Exchange is open for business (a "Business Day"). The Master Portfolio's investments are valued each Business Day, typically by using available market quotations or at fair value determined in good faith by MIP's Board of Trustees. For further information regarding the methods employed in valuing the Master Portfolio's investments, see Item 18, "Purchase, Redemption and Pricing of Interests" in Part B.

    Generally, an investor in the Master Portfolio may add to or reduce its investment in a Master Portfolio on any Business Day. At the Valuation Time on each Business Day, the value of each interestholder's beneficial interest in the Master Portfolio is determined by multiplying the Master Portfolio's Net Assets by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Master Portfolio. Any additions to or withdrawals of those interests, which are to be effected on that day, will then be effected. Each investor's share of the aggregate beneficial interests in the Master Portfolio will then be recomputed using the percentage equal to the fraction (i) the numerator of which is the value of the investor's cumulative investment in the Master Portfolio up to that day plus or minus, as the case may be, the amounts of net additions or withdrawals from such investment effected on that day and (ii) the denominator of which is the Master Portfolio's aggregate Net Assets as of the Valuation Time on that day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors. The percentages so determined will then be applied to determine the value of each investor's respective interest in the Master Portfolio as of the Valuation Time on the following Business Day.

    An investor in the Master Portfolio may withdraw all or any portion of its interest on any Business Day at the NAV next determined after a withdrawal request is received in proper form. The Master Portfolio will make payment for all interests redeemed within three business days after receipt of a redemption request in proper form, except as provided by applicable statutes, regulations or interpretations. Investments in the Master Portfolio may not be transferred.

    The right of any investor to purchase interests or receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the Exchanges are closed (including weekends or holidays) or when trading in the markets the Master Portfolio ordinarily utilizes is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    The Master Portfolio reserves the right to pay redemption proceeds in portfolio securities rather than cash. These "in kind" redemptions normally occur if the amount to be redeemed is large enough to affect the Master Portfolio's operations (e.g., if it represents more than 1% of the Master Portfolio's assets).

NET INVESTMENT INCOME AND CAPITAL GAIN DISTRIBUTIONS

    The net investment income of the Master Portfolio generally will be declared and paid as a distribution daily to all investors of record as of 4:00 p.m. (Eastern time) on any Business Day. Net investment income for a Saturday, Sunday or Holiday will be declared as a distribution to investors of record as of 4:00 p.m. (Eastern time) on the previous business day with respect to the Master Portfolio. All the net investment income of the Master Portfolio so determined is allocated pro rata among the investors in the Master Portfolio at the time of such determination.

    Capital gains realized by the Master Portfolio will be distributed at least annually. Distributions, if any, paid by the Master Portfolio will be reinvested in the investor's interest in the Master Portfolio at net asset value and credited to the investor's account on the payment date.

TAXES

    The Master Portfolio has been and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor's distributive share of the Master Portfolio's taxable income and losses generally will be included in determining the investor's federal income tax liability. As a non-publicly traded partnership, the Master Portfolio will be deemed to have "passed through" to interestholders any of the Master Portfolio's interest, dividends, gains or losses realized on its investments, regardless of whether the Master Portfolio makes any distributions. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. The Master Portfolio will have no more than 100 investors.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Investor inquiries should be directed to Master Investment Portfolio, 45 Fremont Street, San Francisco, CA 94105.

ITEM 8. DISTRIBUTION ARRANGEMENTS.

    MIP is registered as an open-end management investment company under the 1940 Act. MIP was organized as a business trust under the laws of the State of Delaware. Investors in MIP are each liable for all obligations of MIP. However, the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP is unable to meet its obligations.

    The Board of Trustees has authorized MIP to issue multiple series. All consideration received by MIP for interests in one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of MIP) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. From time to time, MIP may create new series without shareholder approval.

    The business and affairs of MIP are managed under the direction of its Board of Trustees. The office of MIP is located at 45 Fremont Street, San Francisco, CA 94105.

MASTER/FEEDER STRUCTURE

    The Master Portfolio is a "master" fund in a "master/feeder" structure. A non-accredited investor does not directly purchase an interest in the Master Portfolio, but instead purchases shares in a corresponding "feeder fund" that invests all of its assets in the Master Portfolio. Each feeder fund is an "accredited investor" as discussed in Item 4 above. Other investors may also be permitted to invest in the Master Portfolio. Such other investors will invest in the Master Portfolio on the same terms and conditions as the feeder funds, although there may be different administrative and other expenses. Therefore, the feeder funds may have different returns than other investors of the Master Portfolio.

ITEM 9. FINANCIAL HIGHLIGHTS.

    The response to Item 9 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

MASTER INVESTMENT PORTFOLIO

RUSSELL 2000 INDEX MASTER PORTFOLIO

PART A

May 1, 2003

    Responses to Items 1 through 3 have been omitted pursuant to Instruction B(2)(b) of the General Instructions to Form N-1A.

Item 4. INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS.

    General. Master Investment Portfolio ("MIP") is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is Part A for the Russell 2000 Index Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes a holder of beneficial interests (an "interestholder") of the Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. Organizations or other entities that hold beneficial interest in the Master Portfolio are sometimes referred to herein as "feeder funds."

INVESTMENT OBJECTIVE
*	The Russell 2000 Index Master Portfolio seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index (the "Index").1

_______________
1 Frank Russell Company does not sponsor the Master Portfolio, nor is it affiliated in any way with Barclays Global Fund Advisors or the Master Portfolio. Frank Russell Company and Russell 2000 Index are trademarks of Frank Russell Company. The Master Portfolio is not sponsored, endorsed, sold, or promoted by Frank Russell Company, and Frank Russell Company makes no representation or warranty, express or implied, regarding the advisability of investing in the Master Portfolio.

    The Master Portfolio's investment objective is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The investment objective and policies of the Master Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the Master Portfolio's investment objective will be achieved.

PRINCIPAL STRATEGIES
*

The Russell 2000 Index Master Portfolio seeks to match the total return performance of the small-capitalization sector of the U.S. stock market by investing in common stocks included in the Russell 2000 Index. The Russell 2000 Index measures the small-capitalization sector of the U.S. equity market. It consists of the smallest 2000 companies in the Russell 3000 Index. The weightings of stocks in the Russell 2000 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. As of the date of this prospectus, the Russell 2000 Index represents approximately 6% of the market capitalization of listed U.S. equities. The Master Portfolio invests in a representative sample of these securities. Securities are selected for investment by the Master Portfolio in accordance with their capitalization, industry sector and valuation, among other factors.

    No attempt is made to manage the portfolio of the Master Portfolio using economic, financial and market analysis. The Master Portfolio is managed by determining which securities are to be purchased or sold to match, to the extent feasible, the capitalization range and returns of the Russell 2000 Index. Under normal circumstances, at least 90% of the value of the Master Portfolio's net assets is invested in investments comprising the Russell 2000 Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index. The Master Portfolio's ability to match its investment performance to the investment performance of the Russell 2000 Index may be affected by, among other things: the Master Portfolio's expenses; the amount of cash and cash equivalents held by the Master Portfolio; the manner in which the total return of the Russell 2000 Index is calculated; the size of the Master Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. The Master Portfolio uses cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its capitalization range and returns to those of the securities comprising the Russell 2000 Index. Barclays Global Fund Advisors ("BGFA") regularly monitors the Master Portfolio's correlation to the Russell 2000 Index and adjusts the Master Portfolio's portfolio to the extent necessary. Inclusion of a security in the Russell 2000 Index in no way implies an opinion by Frank Russell Company as to its attractiveness as an investment.

    The sampling techniques utilized by the Master Portfolio are designed to allow the Master Portfolio to substantially duplicate the investment performance of the Russell 2000 Index. However, the Master Portfolio is not expected to track the Russell 2000 Index with the same degree of accuracy that complete replication of such Index would provide. In addition, at times, the portfolio composition of the Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of the Russell 2000 Index.

    In seeking to match the performance of the Russell 2000 Index, the Master Portfolio also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Master Portfolio attempts to be fully invested at all times in securities comprising the Russell 2000 Index and in futures contracts and options on futures contracts, although the Master Portfolio may invest up to 10% of its assets in high-quality money market instruments to provide liquidity. The Master Portfolio may invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days. See Item 12, "Description of the Master Portfolio and Its Investments and Risks," in Part B.

RISK CONSIDERATIONS

    General -- The value of the Master Portfolio's interests is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

    Equity Securities -- The stock investments of the Master Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. In addition, many of the companies whose securities comprise the Russell 2000 Index are smaller companies which, historically, have been more susceptible to market fluctuations than securities of larger capitalization companies.

    Debt Securities -- The debt instruments in which the Master Portfolio may invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of debt instruments may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of debt instruments. The value of debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of debt instruments. Although some debt instruments are guaranteed by the U.S. Government, its agencies or instrumentalities, such instruments are subject to interest rate risk and the market value of these instruments will fluctuate. No assurance can be given that the U.S. Government would provide financial support to the agencies or instrumentalities that issue or guarantee these instruments where it is not obligated to do so.

    Other Investment Considerations -- The Master Portfolio may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the Master Portfolio may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The Master Portfolio intends to use futures contracts and options as part of its short-term liquidity holdings and/or substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

ITEM 5. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.

    The response to Item 5 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

ITEM 6. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.

    INVESTMENT ADVISER -- BGFA serves as investment adviser to the Master Portfolio. BGFA is a direct subsidiary of Barclays Global Investors, N.A. ("BGI," which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, CA 94105. As of December 31, 2002, BGFA and its affiliates provided investment advisory services for over $746 billion of assets under management.

    BGFA provides the Master Portfolio with investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio, subject to the supervision of MIP's Board of Trustees and in conformity with Delaware law and the stated policies of the Master Portfolio. BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

    BGFA is entitled to receive monthly fees at the annual rate of 0.08% of the average daily net assets of the Master Portfolio as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

    Purchase and sale orders for portfolio securities of the Master Portfolio may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA, subject to the supervision of, and the overall authority of MIP's Board of Trustees, determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equitably. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

    ADMINISTRATOR -- BGI serves as administrator of the Master Portfolio. BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates the MIP's trustees, officers and employees who are affiliated with BGI.

    BGI has agreed to bear all costs of the Master Portfolio's and MIP's operations, except for extraordinary expenses, brokerage and other expenses connected with to the execution of portfolio transactions and certain other expenses which are borne by the Master Portfolio, such as fees payable to BGFA. Expenses attributable only to the Master Portfolio shall be charged only against the assets of the Master Portfolio. General expenses of MIP shall be allocated among its portfolios in a manner proportionate to the net assets of each, on a transactional basis or on such other basis as the Board of Trustees deems equitable. BGI is entitled to receive a monthly fee, in the aggregate, at an annual rate of 0.02% of the average daily net assets of the Master Portfolio for providing administrative services and assuming expenses. BGI has contracted with Investors Bank & Trust Company to provide certain sub-administration services for the Master Portfolio.

ITEM 7. INTERESTHOLDER INFORMATION.

PURCHASE, REDEMPTION AND PRICING OF INTERESTS

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Investments in the Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets ("Net Assets") (i.e., the value of its assets less liabilities) as next determined after an order is received in proper form. The value of the Master Portfolio's Net Assets is determined as of 4:00 p.m. (Eastern time) ("Valuation Time") on each day the New York Stock Exchange is open for business (a "Business Day"). The Master Portfolio's investments are valued each Business Day, typically by using available market quotations or at fair value determined in accordance with a policy adopted by MIP's Board of Trustees. For further information regarding the methods employed in valuing the Master Portfolio's investments, see Item 18, "Purchase, Redemption and Pricing of Interests" in Part B.

    An investor in the Master Portfolio may add to or reduce its investment in a Master Portfolio on any Business Day. At the Valuation Time on each Business Day, the value of each investors beneficial interest in the Master Portfolio is determined by multiplying the Master Portfolio's Net Assets by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Master Portfolio. Any additions to or withdrawals of those interests, which are to be effected on that day, will then be effected. Each investor's share of the aggregate beneficial interests in the Master Portfolio will then be recomputed using the percentage equal to the fraction (i) the numerator of which is the value of the investor's cumulative investment in the Master Portfolio on that day plus or minus, as the case may be, the amounts of net additions or withdrawals from such investment effected on that day and (ii) the denominator of which is the Master Portfolio's aggregate Net Assets as of the Valuation Time up to that day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors. The percentages so determined will then be applied to determine the value of each investor's respective interest in the Master Portfolio as of the Valuation Time on the following Business Day.

    An investor in the Master Portfolio may withdraw all or any portion of its interest on any Business Day at the Net Asset Value next determined after a withdrawal request is received in proper form. The Master Portfolio will make payment for all interests redeemed within three business days after receipt of a redemption request in proper form, except as provided by applicable statutes, regulations and interpretations. Investments in the Master Portfolio may not be transferred.

    The right of any investor to purchase interests or receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the New York Stock Exchange is closed (including weekends or holidays) or when trading in markets the Master Portfolio ordinarily utilizes is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    The Master Portfolio reserves the right to pay redemption proceeds in portfolio securities rather than cash. These "in kind" redemptions normally occur if the amount to be redeemed is large enough to affect the Master Portfolio's operations (e.g., if it represents more than 1% of the Master Portfolio's assets).

NET INVESTMENT INCOME AND CAPITAL GAIN DISTRIBUTIONS

    The net investment income of the Master Portfolio generally will be declared and paid as a distribution daily to all investors of record as of 4:00 p.m. (Eastern time) on any Business Day. Net investment income for a Saturday, Sunday or Holiday will be declared as a distribution to investors of record as of 4:00 p.m. (Eastern time) on the previous business day with respect to the Master Portfolio. All the net investment income of the Master Portfolio so determined is allocated pro rata among the investors in the Master Portfolio at the time of such determination.

    Capital gains realized by the Master Portfolio will be distributed at least annually. Distributions, if any, paid by the Master Portfolio will be reinvested in the investor's interest in the Master Portfolio at net asset value and credited to the investor's account on the payment date.

TAXES

    The Master Portfolio has been and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor's distributive share of the Master Portfolio's taxable income and losses generally will be included in determining the investor's federal income tax liability. As a non-publicly traded partnership, the Master Portfolio will be deemed to have "passed through" to interestholders any of the Master Portfolio's interest, dividends, gains or losses realized on its investments, regardless of whether the Master Portfolio makes any distributions. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. The Master Portfolio will have no more than 100 investors.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Investor inquiries should be directed to Master Investment Portfolio, 45 Fremont Street, San Francisco, CA 94105.

ITEM 8. DISTRIBUTION ARRANGEMENTS.

    MIP is registered as an open-end management investment company under the 1940 Act. MIP was organized as a business trust under the laws of the State of Delaware. Investors in MIP are each liable for all obligations of MIP. However, the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP is unable to meet its obligations.

    The Board of Trustees has authorized MIP to issue multiple series. All consideration received by MIP for interests in one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of MIP) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. From time to time, MIP may create new series without shareholder approval.

    The business and affairs of MIP are managed under the direction of its Board of Trustees. The office of MIP is located at 45 Fremont Street, San Francisco, CA 94105.

MASTER/FEEDER STRUCTURE

    The Master Portfolio is a "master" fund in a "master/feeder" structure. A non-accredited investor does not directly purchase an interest in the Master Portfolio, but instead purchases shares in a corresponding "feeder fund" that invests all of its assets in the Master Portfolio. Each feeder fund is an "accredited investor" as discussed in Item 4 above. Other investors may also be permitted to invest in the Master Portfolio. Such other investors will invest in the Master Portfolio on the same terms and conditions as the feeder funds, although there may be different administrative and other expenses. Therefore, the feeder funds may have different returns than other investors of the Master Portfolio.

ITEM 9. FINANCIAL HIGHLIGHTS.

    The response to Item 9 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

MASTER INVESTMENT PORTFOLIO

U.S. EQUITY INDEX MASTER PORTFOLIO

PART A

May 1, 2003

    Responses to Items 1 through 3 have been omitted pursuant to Instruction B(2)(b) of the General Instructions to Form N-1A.

Item 4. INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS.

    General. Master Investment Portfolio ("MIP") is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This Part A is for the U.S. Equity Index Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes a holder of beneficial interests (an "interestholder") of the Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy any "security" within the meaning of the 1933 Act. Organizations or other entities that hold beneficial interests in the Master Portfolio are sometimes referred to herein as "feeder funds."

INVESTMENT OBJECTIVE - Master Portfolio.
*

The U.S. Equity Index Master Portfolio seeks to match as closely as practicable, before fees and expenses, the performance of the Wilshire 5000 Equity Index (the "Wilshire 5000 Index").1 The Master Portfolio uses a "fund of funds" structure to track the Wilshire 5000 Index, which is comprised of the stocks in the Standard & Poor's 500 Stock Index ("S&P 500 Index"), except for a small number of foreign stocks that represent approximately 3% of the S&P 500 Index, and the stocks in the Wilshire 4500 Equity Index (the "Wilshire 4500 Index"). In this regard, the Master Portfolio seeks to achieve its objective by investing substantially all of its assets in two other master portfolios of MIP -- the Extended Index Master Portfolio (which invests substantially all of its assets in a representative sample of stocks comprising the Wilshire 4500 Index) and the S&P 500 Index Master Portfolio (which invests substantially all of its assets in stocks comprising the S&P 500 Index) (separately, the "Extended Index Portfolio" and the "S&P 500 Index Portfolio," respectively, and together, the "Underlying Portfolios"). The Master Portfolio's assets will be invested in the Underlying Portfolios of MIP in proportions adjusted periodically to maintain the capitalization range of the Wilshire 5000 Index. The performance of the Master Portfolio will correspond directly to the performance of the Underlying Portfolios. The Master Portfolio may not track its index perfectly, as differences between the index and the Master Portfolio's Underlying Portfolios may cause differences in performance.

_______________
1 McGraw-Hill, Inc. ("McGraw-Hill") and Wilshire Associates, Inc. ("Wilshire Associates") do not sponsor any portfolios of MIP, nor are they affiliated in any way with Barclays Global Fund Advisors or MIP. "Wilshire 5000 Equity Index" and "Wilshire 4500 Equity Index" and related marks are trademarks of Wilshire Associates. "Standard & Poor's," "S&P," "S&P 500," and "Standard & Poor's 500" are trademarks of McGraw-Hill. None of the portfolios of MIP are sponsored, endorsed, sold, or promoted by these indices or their sponsors and neither the indices nor their sponsors make any representation or warranty, express or implied, regarding the advisability of investing in MIP portfolios.

INVESTMENT OBJECTIVES - Underlying Portfolios.
*	The S&P 500 Index Portfolio seeks to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.
*	The Extended Index Master Portfolio seeks to match as closely as practicable, before fees and expenses, the performance of the Wilshire 4500 Equity Index.

    The U.S. Equity Index Master Portfolio's investment objective is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The investment objective and policies of the Master Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the Master Portfolio's investment objective will be achieved.

ABOUT THE INDICES

*

The Wilshire 5000 Index was created December 31, 1980. It measures the performance of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index.

*

The Wilshire 4500 Index was created December 31, 1983. It is the Wilshire 5000 Index with most of the companies in the S&P 500 Index removed. Over 6,500 capitalization weighted security returns are used to adjust the index.

*	The S&P 500 Index was created March 5, 1957. It is composed of 500 selected common stocks, most of which are listed on the NYSE.

    The securities comprising the S&P 500 Index represent the stocks of primarily large-capitalization companies. The securities comprising the Wilshire 4500 Index represent the smaller- and medium-sized companies of the Wilshire 5000 Index. In order for the Master Portfolio to maintain a capitalization weighted representative sample of the Wilshire 5000 Index, it will invest in the Underlying Portfolios in proportion to the overall capitalization of their respective indices. Based on their relative overall capitalizations as of the date of this Part A, roughly two thirds of the Master Portfolio's portfolio will be invested in the S&P 500 Index Portfolio and the other third in the Extended Index Portfolio. Historically, the overall capitalization of the indices has varied, and as a result, the Master Portfolio's portfolio is also likely to vary.

INVESTMENT POLICIES - Master Portfolio.
*

The U.S. Equity Index Master Portfolio seeks to match the total return performance of the Wilshire 5000 Index, which is composed of over 7,000 selected common stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ Stock Market. The weightings of stocks in the Wilshire 5000 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The percentage of the Master Portfolio's assets invested in the Underlying Portfolios is approximately the same as the percentage such Portfolios are invested in stocks represented in the Wilshire 5000 Index. Securities are selected for investment by the Underlying Portfolios as indicated below.

INVESTMENT POLICIES - Underlying Portfolios.
*

The Extended Index Portfolio seeks to match the total return performance of U.S. stocks, excluding the large-cap stocks included in the S&P 500 Index. The Master Portfolio defines these stocks as those comprising the Wilshire 4500 Index, which is composed of over 6,500 equity stocks of issuers headquartered in the United States. The Wilshire 4500 Index is almost entirely comprised of common stocks listed on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market. The weightings of stocks in the Wilshire 4500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The Extended Index Portfolio invests in a representative sample of these securities. Securities are selected for investment by the Extended Index Portfolio in accordance with their capitalization, industry sector and valuation, among other factors.

*

The S&P 500 Index Portfolio seeks to match the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The percentage of the S&P 500 Index Portfolio's assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index.

    Unlike the Extended Index Portfolio, which invests in a representative sample of the over 6,500 stocks represented by its benchmark, the Wilshire 4500 Index, the S&P 500 Index Portfolio invests in all 500 of the stocks represented by its benchmark, the S&P 500 Index.

    No attempt is made to manage the portfolio of the Master Portfolio using economic, financial or market analysis. The Master Portfolio is managed by determining which proportion of its assets will be invested in each Underlying Portfolio to match, to the extent feasible, the capitalization range and returns of the Wilshire 5000 Index. In turn, the Underlying Portfolios determine which securities are to be purchased or sold to match or sample their respective benchmarks. Under normal circumstances, at least 90% of the value of the Master Portfolio's net assets, plus the amount of borrowing for investment purposes, is invested, through the Underlying Portfolios, in securities comprising the Wilshire 5000 Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Wilshire 5000 Index. The Master Portfolio's ability to match its investment performance to the investment performance of the Wilshire 5000 Index may be affected by, among other things, the Master Portfolio's and Underlying Portfolios' expenses, the amount of cash and cash equivalents held by the Master Portfolio and the Underlying Portfolios, the manner in which the total returns of the Wilshire 5000 Index, the Wilshire 4500 Index and the S&P 500 Index are calculated; the size of the Master Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions.

    The Underlying Portfolios use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of their portfolio to the securities comprising their respective benchmarks. In turn, the Master Portfolio uses cash flows from its interestholder purchase and redemption activity to periodically adjust its investment in the Underlying Portfolios to maintain, to the extent feasible, the similarity of its capitalization range and returns to those of the securities comprising the Wilshire 5000 Index. Barclays Global Fund Advisors ("BGFA") regularly monitors the Master Portfolio's correlation to the Wilshire 5000 Index and adjusts the Master Portfolio's investment in the Underlying Portfolios to the extent necessary. Inclusion of a security in an index in no way implies an opinion by the sponsor of the index as to its attractiveness as an investment.

    The sampling techniques utilized by the Master Portfolio and the Extended Index Portfolio are designed to allow said portfolios to substantially duplicate the investment performance of their respective benchmarks. However, the Master Portfolio is not expected to track the Wilshire 5000 Index with the same degree of accuracy that complete replication of such index would provide. In addition, at times, the portfolio composition of the Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of the Wilshire 5000 Index, primarily by adjusting the Master Portfolio's investment in the Underlying Portfolios. The S&P 500 Index Portfolio seeks to replicate completely the investments and capitalization range of the S&P 500 Index.

    The investment policies, strategies, techniques and restrictions employed by the Master Portfolio in pursuing its investment objective vis-à-vis the Wilshire 5000 Index are substantially similar to those employed by the Underlying Portfolios in pursuing their respective investment objectives vis-à-vis their respective benchmarks. Unless otherwise indicated, references to the investment policies, strategies, techniques and restrictions of the Master Portfolio are also references to the investment policies, strategies, techniques and restrictions of the Underlying Portfolios in which the Master Portfolio invests substantially all of its assets.

    In seeking to match the performance of the Wilshire 5000 Index, the Master Portfolio also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Master Portfolio attempts to be fully invested at all times in securities comprising the Wilshire 5000 Index and in futures contracts and options on futures contracts, although the Master Portfolio may invest up to 10% of its assets in high-quality money market instruments to provide liquidity. The Master Portfolio also may invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days. See Item 12, "Description of the Master Portfolio and Its Investments and Risks," in Part B.

RISK CONSIDERATIONS.

    General -- The value of the Master Portfolio's interests is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

    Equity Securities -- The stock investments of the Master Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. In addition, many of the companies whose securities comprise the Wilshire 4500 Index are small- to medium-sized companies which, historically, have been more susceptible to market fluctuations than securities of larger capitalization companies such as those comprising the S&P 500 Index.

    Debt Securities -- The debt instruments in which the Master Portfolio may invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of debt instruments may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of debt instruments. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of debt instruments. Although some debt instruments are guaranteed by the U.S. Government, its agencies or instrumentalities, such instruments are subject to interest rate risk and the market value of these instruments will fluctuate. No assurance can be given that the U.S. Government would provide financial support to the agencies or instrumentalities that issue or guarantee these instruments where it is not obligated to do so.

    Other Investment Considerations -- The Master Portfolio may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the Master Portfolio may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The Master Portfolio intends to use futures contracts and options thereon as part of its short-term liquidity holdings and/or substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

ITEM 5. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.

    The response to Item 5 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

ITEM 6. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.

    INVESTMENT ADVISER -- BGFA serves as investment adviser to the Master Portfolio and the Underlying Portfolios. BGFA is a direct subsidiary of Barclays Global Investors, N.A. ("BGI," which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, CA 94105. As of December 31, 2002, BGFA and its affiliates provided investment advisory services for over $746 billion of assets under management.

    BGFA provides the Master Portfolio and the Underlying Portfolios with investment guidance and policy direction in connection with the daily portfolio management of each, subject to the supervision of MIP's Board of Trustees and in conformity with Delaware law and the stated policies of each such portfolio. BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio and the Underlying Portfolios.

    BGFA is entitled to receive monthly fees at the annual rate of 0.01% of the average daily net assets of the Master Portfolio, 0.08% of the average daily net assets of the Extended Index Portfolio and 0.05% of the average daily net assets of the S&P 500 Index Portfolio as compensation for its advisory services. The Master Portfolio bears its pro rata share of the advisory fees of the Underlying Portfolios. Based on these fee levels and the expected allocation of assets between the two Underlying Portfolios, the advisory fees payable to BGFA by the Master Portfolio on a combined basis will be approximately 0.07% of the average daily net assets of the Master Portfolio. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

    Purchase and sale orders for portfolio securities of the Master Portfolio may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA, subject to the supervision of, and the overall authority of MIP's Board of Trustees, determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equitably. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest.

    ADMINISTRATOR -- BGI serves as administrator of the Master Portfolio. BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates the MIP's trustees, officers and employees who are affiliated with BGI.

    BGI has agreed to bear all costs of the Master Portfolio's and MIP's operations, except for extraordinary expenses, brokerage and other expenses connected with to the execution of portfolio transactions and certain other expenses which are borne by the Master Portfolio, such as fees payable to BGFA. Expenses attributable only to the Master Portfolio shall be charged only against the assets of the Master Portfolio. General expenses of MIP shall be allocated among its portfolios in a manner proportionate to the net assets of each, on a transactional basis or on such other basis as the Board of Trustees deems equitable. BGI is entitled to receive a monthly fee, in the aggregate, at an annual rate of 0.01% of the average daily net assets of the Master Portfolio for providing administrative services and assuming expenses. BGI has contracted with Investors Bank & Trust Company to provide certain sub-administration services for the Master Portfolio.

ITEM 7. INTERESTHOLDER INFORMATION.

    PURCHASE, REDEMPTION AND REPURCHASE OF INTERESTS

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Investments in the Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets ("New Assets") (i.e., the value of its assets less liabilities) as next determined after an order is received in proper form. The value of the Master Portfolio's Net Assets is determined as of 4:00 p.m. (Eastern time) ("Valuation Time") on each day the New York Stock Exchange is open for business (a "Business Day"). The Master Portfolio's investments are valued each Business Day, typically by using available market quotations or at fair value determined in accordance with a policy adopted by MIP's Board of Trustees. For further information regarding the methods employed in valuing the Master Portfolio's investments, see Item 18, "Purchase, Redemption and Pricing of Interests" in Part B.

    An investor in the Master Portfolio may add to or reduce its investment in a Master Portfolio on any Business Day as follows: At the Valuation Time on each Business Day, the value of each investor's beneficial interest in the Master Portfolio is determined by multiplying the Master Portfolio's Net Assets by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Master Portfolio. Any additions to or withdrawals of those interests, which are to be effected on that day, will then be effected. Each investor's share of the aggregate beneficial interests in the Master Portfolio will then be recomputed using the percentage equal to the fraction (i) the numerator of which is the value of the investor's cumulative investment in the Master Portfolio up to that day plus or minus, as the case may be, the amounts of net additions or withdrawals from such investment effected on that day and (ii) the denominator of which is the Master Portfolio's aggregate Net Assets as of the Valuation Time on that day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors. The percentages so determined will then be applied to determine the value of each investor's respective interest in the Master Portfolio as of the Valuation Time on the following Business Day.

    An investor in the Master Portfolio may withdraw all or any portion of its interest on any Business Day at the Net Asset Value next determined after a withdrawal request is received in proper form. The Master Portfolio will make payment for all interests redeemed within three business days after receipt of a redemption request in proper form, except as provided by applicable statutes, regulations and interpretations. Investments in the Master Portfolio may not be transferred.

    The right of any investor to purchase interests or receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the New York Stock Exchange is closed (including weekends or holidays) or when trading in markets the Master Portfolio ordinarily utilizes is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    The Master Portfolio reserves the right to pay redemption proceeds in portfolio securities rather than cash. These "in kind" redemptions normally occur if the amount to be redeemed is large enough to affect the Master Portfolio's operations (e.g., if it represents more than 1% of the Master Portfolio's assets).

NET INVESTMENT INCOME AND CAPITAL GAIN DISTRIBUTIONS

    The net investment income of the Master Portfolio generally will be declared and paid as a distribution daily to all investors of record as of 4:00 p.m. (Eastern time) on any Business Day. Net investment income for a Saturday, Sunday or Holiday will be declared as a distribution to investors of record as of 4:00 p.m. (Eastern time) on the previous business day with respect to the Master Portfolio. All the net investment income of the Master Portfolio so determined is allocated pro rata among the investors in the Master Portfolio at the time of such determination.

    Capital gains realized by the Master Portfolio will be distributed at least annually. Distributions, if any, paid by the Master Portfolio will be reinvested in the investor's interest in the Master Portfolio at net asset value and credited to the investor's account on the payment date.

TAXES

    The Master Portfolio has been and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor's distributive share of the Master Portfolio's taxable income and losses generally will be included in determining the investor's federal income tax liability. As a non-publicly traded partnership, the Master Portfolio will be deemed to have "passed through" to interestholders any of the Master Portfolio's interest, dividends, gains or losses realized on its investments, regardless of whether the Master Portfolio makes any distributions. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. The Master Portfolio will have no more than 100 investors.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Investor inquiries should be directed to Master Investment Portfolio, 45 Fremont Street, San Francisco, CA 94105.

ITEM 8. DISTRIBUTION ARRANGEMENTS

    MIP is registered as an open-end management investment company under the 1940 Act. MIP was organized as a business trust under the laws of the State of Delaware. Investors in MIP are each liable for all obligations of MIP. However, the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations.

    The Board of Trustees has authorized MIP to issue multiple series. All consideration received by MIP for interests of one of the series and all assets in which such consideration is invested belong to that series (subject only to the rights of creditors of MIP) and is subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. MIP has the ability to create, from time to time, new series without interestholder approval.

    The business and affairs of MIP are managed under the direction of its Board of Trustees. The office of MIP is located at 45 Fremont Street, San Francisco, CA 94105.

MASTER/FEEDER STRUCTURE

    The Master Portfolios are "master" funds in a "master/feeder" structure. A non-accredited investor does not directly purchase an interest in a Master Portfolio, but instead purchases shares in a corresponding "feeder fund" that invests all of its assets in the Master Portfolio. Each feeder fund is an "accredited investor" as discussed in Item 4 above. Other investors may also be permitted to invest in the Master Portfolios. Such other investors will invest in a Master Portfolio on the same terms and conditions as the feeder funds, although there may be different administrative and other expenses. Therefore, the feeder funds may have different returns than other investors of the Master Portfolios.

ITEM 9. FINANCIAL HIGHLIGHTS

    The response to Item 9 has been omitted pursuant to paragraph B(2)(b) of the General Instructions to Form N-1A.

MASTER INVESTMENT PORTFOLIO

ASSET ALLOCATION MASTER PORTFOLIO

PART B -- STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

ITEM 10. COVER PAGE AND TABLE OF CONTENTS.

    Master Investment Portfolio ("MIP," or the "Trust") is an open-end, management investment company. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This Part B is not a prospectus and should be read in conjunction with MIP's Part A, also dated May 1, 2003. All terms used in this Part B that are defined in Part A have the meanings assigned in Part A. A copy of Part A may be obtained without charge by writing Master Investment Portfolio, c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956. MIP's Registration Statement may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C.

ITEM 11. TRUST HISTORY.

    MIP is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is the Part B for the Asset Allocation Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes a holder of beneficial interests (an "interestholder") of the Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. Investment companies that hold beneficial interests in the Master Portfolio are sometimes referred to herein as "feeder funds."

ITEM 12. DESCRIPTION OF THE MASTER PORTFOLIO AND ITS INVESTMENTS AND RISKS.

    The following information supplements and should be read in conjunction with Item 4 in Part A.

    Investment Objectives. The Master Portfolio's investment objective is set forth in Item 4, "Investment Objectives, Principal Strategies and Related Risks," of Part A. The Master Portfolio's investment objective is fundamental, and therefore cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The investment objective and policies of the Master Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the Master Portfolio's investment objective will be achieved.

Investment Restrictions

    Fundamental Investment Restrictions. The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:

(1) Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

(2) Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

(3) Invest in commodities, except that the Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

(4) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

(5) Borrow money, except to the extent permitted under the 1940 Act, provided that the Master Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, the Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio.

(6) Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and MIP's Board of Trustees.

(7) Act as an underwriter of securities of other issuers, except to the extent the Master Portfolio may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities.

(8) Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the stock portion of the Master Portfolio, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period (provided that, with respect to the stock and money market portions of the Asset Allocation Master Portfolio, the Master Portfolio will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry); and (iii) in the case of the money market portion of the Master Portfolio, its money market instruments may be concentrated in the banking industry (but it will not do so unless the SEC staff confirms that it does not object to the Master Portfolio reserving freedom of action to concentrate investments in the banking industry).

(9) Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3 and 5 may be deemed to give rise to a senior security.

(10) Purchase securities on margin, but the Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

    Non-Fundamental Investment Restrictions. The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.
(1)

The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2)

The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)

The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

Portfolio Securities

Bonds.

    Certain of the debt instruments purchased by the Master Portfolio may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or ''call'' a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a ''coupon'' rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of ''floating-rate'' or ''variable-rate'' bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Master Portfolio may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Floating- and Variable-Rate Obligations.

    The Master Portfolio may purchase floating- and variable-rate obligations as described in the Prospectus. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio. The Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

    The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

Futures Contracts and Options Transactions

    The Master Portfolio may use futures as a substitute for a comparable market position in the underlying securities. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

    The Master Portfolio may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the Master Portfolio; (ii) the purchase of a futures contract when the Master Portfolio holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the Master Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

    If the Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead the Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Master Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits the Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The Master Portfolio expects to apply a portion of its cash or cash equivalents maintained for liquidity needs to such activities.

    Transactions by the Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

    Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

    In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolio will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

    Stock Index Futures and Options on Stock Index Futures. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. With respect to stock indices that are permitted investments, the Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Master Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

    Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Master Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Master Portfolio may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Portfolio's portfolio securities which are the subject of the transaction.

    Interest-Rate and Index Swaps. The Master Portfolio may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

    The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.

    Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its prospectus.

Illiquid Securities.

    The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Companies and Exchange Traded Funds.

    The Master Portfolio may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its advisor, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company and (iii) 10% of the Master Portfolio's total assets with respect to all such companies in the aggregate. The Master Portfolio has obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of MIP, Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

    The Master Portfolio may purchase shares of exchange-traded funds ("ETFs"). Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of its assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, the Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

    An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Letters of Credit.

    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments.

Loans of Portfolio Securities.

    Pursuant to guidelines approved by MIP's Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

    The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

    Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolio's investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Securities of Non-U.S. Issuers.

    Obligations of Foreign Governments, Banks and Corporations The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

    The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Short-Term Instruments and Temporary Investments.

    The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

    Bank Obligations. The Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

    Repurchase Agreements. The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale.

    U.S. Government Obligations. The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Unrated, Downgraded and Below Investment Grade Investments.

    The Master Portfolio may purchase instruments that are not rated if, in the opinion of the adviser, BGFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio provided that the amount of such securities held by the Master Portfolio does not exceed 5% of the Master Portfolio's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Part A and in this Part B. The ratings of Moody's and S&P are more fully described in the Appendix to this Part B.

    The Master Portfolio is not required to sell downgraded securities, and the Master Portfolio could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

    Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Master Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Master Portfolio's interests.

    Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities.

    Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolio may incur additional expenses to seek recovery.

ITEM 13. MANAGEMENT OF THE TRUST.

    The following information supplements and should be read in conjunction with the Part A section entitled "Management, Organization and Capital Structure." The Board of Trustees is responsible for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

Interested Trustees & Officers

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** 41	Trustee since November 16, 2001, President and Chief Executive Officer	Chief Executive Officer of the Individual Investors Business of Barclays Global Investors, N.A.	25	None
Michael A. Latham, 38	Secretary, Treasurer and Chief Financial Officer

Director of Mutual Fund Delivery of the Individual Investors Business of Barclays Global Investors, N.A. (since 2000); Head of Operations, BGI Europe (1997-2000); Manager of Portfolio Accounting Group (1994-1997).

			N/A	None

Independent Trustees

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 58	Trustee since November 16, 2001	President and Chief Executive Office of The James Irvine Foundation (non-profit foundation); President and Chief Executive Officer of KQED, Inc. (public television and radio) from 1993-2002.	25	Director, Bank of Hawaii
Jack S. Euphrat, 80	Trustee since October 20, 1993	Private Investor	25	None
W. Rodney Hughes, 76	Trustee since October 20, 1993	Private Investor	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Funds and the parent company of BGFA, the investment adviser of the Master Portfolio.
Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Richard K. Lyons, 42	Trustee since November 16, 2001	Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations	101	Director of Matthews Asian Funds (oversees 6 portfolios).
Leo Soong, 56	Trustee since February 9, 2000	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

    Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by interestholders. During the fiscal year ended December 31, 2002, the Nominating Committee did not hold any meetings.

    The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Master Portfolio's accounting and financial reporting practices, reviewing the results of the annual audits of the Master Portfolio's financial statements and interacting with the Master Portfolio's independent auditors on behalf of the full Board. W. Rodney Hughes serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings.

    Beneficial Equity Ownership Information. As of the date of this Part B, Trustees and Officers of the Trust, as a group,     beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Master Portfolio beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Master

Portfolios and Family of Investment Companies (as of December 31, 2002)
Interested Trustees and Officers	Dollar Range of Securities in Master Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	0
Independent Trustees
Mary G. F. Bitterman	0	0
Jack S. Euphrat	0	0
W. Rodney Hughes	0	0
Richard K. Lyons	B	D
Leo Soong	0	0

    Ownership of Securities of Certain Entities. As of December 31, 2002, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the placement agent or any entity controlling, controlled by, or under common control with the investment adviser or the placement agent, unless noted above.

    Approval of Investment Advisory Contract. Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve the Master Portfolio's investment advisory contract with BGFA (the "Advisory Contract") annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Advisory Contract. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

    Before approving the Advisory Contract, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Advisory Contract as well as any other servicing relationships between the Master Portfolio and BGFA or its affiliates. The Board analyzed the Master Portfolio's contractual fees, including the investment advisory fee, as well as co-administration and Rule 12b-1 distribution fees, if any.

    The Board also reviewed statistical information regarding the performance and expenses of the Master Portfolio. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Master Portfolio, the Board reviewed the performance information for a group of funds that the BGFA determined was similar to the Master Portfolio ("Peer Group") and an appropriate broad-based market index. The Board then reviewed a comparison of the Master Portfolio's advisory fee, other fees and total expense ratio to other funds in the Peer Group.

    During its review, the Board considered the advisory fees paid by the Master Portfolio as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Master Portfolio. The Board also reviewed information pertaining to the fee structure for the Master Portfolio and considered whether alternative fee structures (i.e. breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Master Portfolio's asset levels.

    In addition, the Board analyzed BGFA's background and services that it provides to the Master Portfolio. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Master Portfolio by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Master Portfolio. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

    Based on the above analysis, the Board determined that the Advisory Contract, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the Master Portfolio; (ii) an analysis of advisory fees paid by the Master Portfolio compared to other similar funds; (iii) the scope of BGFA's background and experience; (iv) and the quality of services provided by BGFA.

    Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and BGIF for their services as Trustees to the Trust and BGIF. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this Part B, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

Compensation Table

For the Calendar Year Ended December 31, 2002

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman Trustee	$12,500	$25,000
Jack S. Euphrat Trustee	$12,500	$25,000
W. Rodney Hughes Trustee	$12,500	$25,000
Lee Kranefuss Trustee	$0	$0
Richard K. Lyons Trustee	$12,500	$90,000
Leo Soong Trustee	$12,500	$25,000

    Code of Ethics. The Trust and BGFA each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Master Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Master Portfolio or investment adviser; (ii) any employee of a Master Portfolio or investment adviser (or any company in a control relationship to a Master Portfolio or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Master Portfolio, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Master Portfolio or investment adviser who obtains information concerning recommendations made to a Master Portfolio regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Master Portfolio. The codes of ethics for the Trust and BGFA are on public file with, and are available from, the SEC.

ITEM 14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

    As of April 1, 2003, the interestholders identified below were known by the Trust to own 5% or more of the outstanding voting interests of the Master Portfolio. Approximate percentages are indicated in the table below:

Name and Address of Interestholder	Percentage of Master Portfolio
Asset Allocation Fund Barclays Global Investors Funds 111 Center Street Little Rock, AR 72201	100%

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that an interestholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Master Portfolio, or is identified as the holder of record of more than 25% of the Master Portfolio and has voting and/or investment powers, such interestholder may be presumed to control the Master Portfolio.

ITEM 15. INVESTMENT ADVISORY AND OTHER SERVICES.

    The following information supplements and should be read in conjunction with Item 6 in Part A.

    Investment Adviser. Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio pursuant to an Investment Advisory Contracts (each, a "BGFA Advisory Contract") with MIP. The BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The BGFA Advisory Contract is terminable without penalty on 60 days' written notice by either party. The BGFA Advisory Contract terminates automatically in the event of assignment (as defined in the 1940 Act).

    Advisory Fees.. BGFA is entitled to receive monthly fees at the annual rate of 0.35% of the average daily net assets of the Master Portfolio as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. For the periods shown below, the Master Portfolio paid to BGFA the following advisory fees, without waivers.

	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
Asset Allocation Master Portfolio	$ 1,824,513	$ 1,280,128	$991,949

    Administrator. BGI serves as the Master Portfolio's administrator. BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates MIP's Trustees, officers and employees who are affiliated with BGI. In addition, except as outlined below under "Expenses," BGI will be responsible for paying all expenses incurred by the Master Portfolio other than the advisory fees payable to BGFA and distribution fees, if any, payable as a result of a "defensive" distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act. BGI is not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI or an affiliate receives advisory fees from the Master Portfolio. BGI has delegated certain of its duties as administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services.

    Placement Agent. SEI Investments Distribution Co. ("SEI") is the placement agent for the Master Portfolio. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI does not receive compensation from the Master Portfolio for acting as placement agent.

    Custodian. IBT currently acts as the Master Portfolio's custodian. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administration services to the Master Portfolio.

    Transfer and Dividend Disbursing Agent. IBT also acts as the Master Portfolio's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). IBT is not entitled to receive compensation for providing such services to the Master Portfolio so long as it receives fees for providing similar services to the funds which invest substantially all of their assets in the Master Portfolio.

    Distribution Plan. MIP's Board of Trustees has adopted, on behalf of the Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" of MIP as defined in the 1940 Act) on October 10, 1995. The Plan provides that if any portion of the Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of the Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in the Master Portfolio such payment would be authorized pursuant to the Plan. The Master Portfolio does not currently pay any amounts pursuant to the Plan.

    Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses which are borne by the Master Portfolio, BGI has agreed to bear all costs of the Master Portfolio's and MIP's operations. Expenses attributable only to the Master Portfolio shall be charged only against the assets of the Master Portfolio. General expenses of MIP shall be allocated among its portfolios in a manner proportionate to the net assets of each, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

ITEM 16. BROKERAGE ALLOCATION AND OTHER PRACTICES.

    General. BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

    Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

    Brokerage Commissions. For the periods shown below, the Master Portfolio paid brokerage commissions in the dollar amounts shown below. None of the brokerage commissions were paid to affiliated brokers.

	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
Asset Allocation Master Portfolio	$ 70,729	$ 51,177	$187,779

    Securities of Regular Broker/Dealers. On December 31, 2002, the Master Portfolio owned securities of its "regular brokers or dealers" (as defined in the 1940 Act) ,or their parents, as follows:

	Regular Broker/Dealer or Parent	Amount
Asset Allocation Master Portfolio	JP Morgan Chase & Co.	$1,095,600
	Morgan Stanley	$1,001,673
	Merrill Lynch & Co Inc.	$ 751,865
	Goldman Sachs Group Inc.	$ 750,802
	Lehman Brothers Holdings Inc.	$297,038
	Prudential Financial Inc.	$ 421,539

ITEM 17. CAPITAL STOCK AND OTHER SECURITIES.

    Pursuant to MIP's Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Master Portfolio. Investors in the Master Portfolio are entitled to participate pro rata in distributions and, generally, allocations of income, gain, loss, deduction and credit of the Master Portfolio. Under certain circumstances, allocations of tax items to investors will not be made pro rata in accordance with their interests in the Master Portfolio in order to comply with tax rules and regulations applicable to such allocations. Upon liquidation or dissolution of the Master Portfolio, investors are entitled to share pro rata in the Master Portfolio's net assets available for distribution to its investors. Investments in the Master Portfolio have no preference, pre-exemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Master Portfolio may not be transferred. No certificates are issued.

    Each investor is entitled to vote, with respect to matters affecting each of MIP's series, in proportion to the amount of its investment in MIP. Investors in MIP do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in MIP may elect all of the Trustees of MIP if they choose to do so and in such event the other investors in MIP would not be able to elect any Trustee. MIP is not required to hold annual meetings of investors but MIP may hold special meetings of investors when in the judgment of MIP's Trustees it is necessary or desirable to submit matters for an investor vote.

    Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting interests of an investment company, such as MIP, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding interests of the Master Portfolio affected by such matter. Rule 18f-2 further provides that the Master Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of the Master Portfolio in the matter are identical or that the matter does not affect any interest of the Master Portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

ITEM 18. PURCHASE, REDEMPTION AND PRICING OF INTERESTS.

    The following information supplements and should be read in conjunction with Item 7 in Part A.

    Purchase of Interests. Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may only be made by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Payment for interests of the Master Portfolio may, at the discretion of the adviser, be made in the form of securities that are permissible investments for the Master Portfolio and must meet the investment objective, policies and limitations of the Master Portfolio as described in the Part A. In connection with an in-kind securities payment, the Master Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Master Portfolio; (ii) are accompanied by satisfactory assurance that the Master Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Master Portfolio; (iv) be in proper form for transfer to the Master Portfolio; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Master Portfolio engaged in the in-kind purchase transaction and must be delivered to the Master Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Interests purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

    Suspension of Redemptions. The right of redemption of the Master Portfolio's interests may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Master Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Master Portfolio's investments or determination of the value of its assets is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Master Portfolio's interestholders.

    Pricing of Securities. The securities of the Master Portfolio are valued as discussed below. Securities of a Master Portfolio for which the primary market is a national securities or commodities exchange are valued at last sale prices. Securities of a Master Portfolio for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price on the valuation day. Securities that are traded primarily on foreign securities or commodities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt instruments with maturities of 60 days or less are carried at amortized cost, which approximates value. Any other securities or assets generally are valued at the preceding closing values of such securities on their respective exchanges. When a significant event occurs subsequent to the time a value is established as described above that is likely to change such value, then the fair value of those securities is determined by BGFA in accordance with guidelines approved by MIP's Board of Trustees. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining the value of the Master Portfolio's interests.

    Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by BGFA in accordance with guidelines approved by MIP's Board of Trustees. BGFA and MIP's Board of Trustees periodically review the method of valuation. In making its good faith valuation of restricted securities, BGFA generally takes the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which purchased. This discount is revised periodically if it is believed that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustments from cost are made in accordance with guidelines approved by MIP's Board of Trustees or its delegates.

    New York Stock Exchange Closings. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ITEM 19. TAXATION OF THE TRUST.

    MIP is organized as a business trust under Delaware law. Under MIP's current classification for federal income tax purposes, it is intended that the Master Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore, the Master Portfolio will not be subject to any federal income tax. However, each investor's share (as determined in accordance with the governing instruments of MIP) of the Master Portfolio's net income, gains and losses (as determined for federal income tax purposes) generally will be included in determining the investor's federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    The Master Portfolio's taxable year-end is the last day of December. Although the Master Portfolio will not be subject to federal income tax, it will file appropriate federal income tax returns.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Withdrawals by investors from a Master Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (a) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interests in the Master Portfolio prior to the distribution, (b) income or gain will be recognized if the withdrawal is in liquidation of all of the investor's interests in the Master Portfolio and includes a disproportionate share of any "unrealized receivables" or "substantially appreciated inventory, as specially defined in the Code, held by the Master Portfolio, and (c) loss, if realized, will be recognized if the distribution is in liquidation of all of such interests and consists solely of cash and/or unrealized receivables and/or substantially appreciated inventory. The basis of any investor's interests in a Master Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Master Portfolio, increased by the investor's share of income from the Master Portfolio and decreased by the amount of any cash distributions, the basis of any property distributed from the Master Portfolio and tax losses allocated to the investor.

    Some of the Master Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investment in certain financial instruments, such as options, futures contracts, forward contracts and original issue discount and market discount obligations, may require annual recognition of unrealized income and losses. The tax treatment of other investments may be unsettled, such as investments in notional principal contracts or similar instruments. Transactions that are treated as "straddles" may affect the character and/or time of recognizing other gains and losses of the Master Portfolio. If the Master Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

    The foregoing is not an exhaustive presentation of all tax issues relevant to an investment in the Master Portfolio. Accordingly, investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Master Portfolio.

ITEM 20. UNDERWRITERS.

    The exclusive placement agent for MIP is SEI, which receives no compensation from the Master Portfolio for serving in this capacity. Registered broker/dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trust and similar organizations and entities which constitute accredited investors as defined in the regulations adopted under the 1933 Act, may continuously invest in the Master Portfolio of MIP.

ITEM 21. CALCULATIONS OF PERFORMANCE DATA.

    Not applicable.

ITEM 22. FINANCIAL STATEMENTS.

    PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, CA 94105, serves as the independent auditors of the Trust. PwC provides audit and tax services, as well as assistance consultation with the review of certain SEC filing. The audited financial statements, including the portfolio of investments, and independent auditors' report for the Master Portfolio for the fiscal year ended December 31, 2002 are hereby incorporated by reference to BGIF's Annual Report (SEC File No. 811-7332) as filed with the SEC on March 5, 2003. The audited financial statements for the Master Portfolio are attached to all Part Bs delivered to interestholders or prospective interestholders.

APPENDIX

Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch"):

S&P Bond Ratings

"AAA"

Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

S&P Commercial Paper Ratings

The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's Bond Ratings

"Aaa"

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"

Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Moody's Commercial Paper Ratings

The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

MASTER INVESTMENT PORTFOLIO

INDEX MASTER PORTFOLIOS

S&P 500 INDEX MASTER PORTFOLIO

BOND INDEX MASTER PORTFOLIO

PART B -- STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

ITEM 10. COVER PAGE AND TABLE OF CONTENTS.

    Master Investment Portfolio ("MIP," or the "Trust") is an open-end, management investment company. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This Part B is not a prospectus and should be read in conjunction with MIP's Part A, also dated May 1, 2003. All terms used in this Part B that are defined in Part A have the meanings assigned in Part A. A copy of Part A may be obtained without charge by writing Master Investment Portfolio, c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956. MIP's Registration Statement may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C.

ITEM 11. TRUST HISTORY.

    MIP is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is the Part B for the S&P 500 Index and Bond Index Master Portfolios (each, a "Master Portfolio" and collectively, the "Master Portfolios"). Each Master Portfolio is a diversified portfolio of MIP. The Master Portfolios are treated as a separate entities for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes a holder of beneficial interests (an "interestholder") of a Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers twelve other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolios are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolios may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. Investment companies that hold beneficial interests in the Master Portfolios are sometimes referred to herein as "feeder funds."

ITEM 12. DESCRIPTION OF THE MASTER PORTFOLIOS AND THEIR INVESTMENTS AND RISKS.

    The following information supplements and should be read in conjunction with Item 4 in Part A.

    Investment Objectives. Each Master Portfolio's investment objective is set forth in Item 4, "Investment Objectives, Principal Strategies and Related Risks," of Part A. The investment objective of each Master Portfolio is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The differences in investment objectives and policies among each Master Portfolio determine the types of portfolio securities in which each Master Portfolio invests and can be expected to affect the degree of risk to which each Master Portfolio is subject and the performance of each Master Portfolio. There can be no assurance that the investment objective of each Master Portfolio will be achieved.

Investment Restrictions

    Fundamental Investment Restrictions. The Master Portfolios have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to a Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolios may not:

(1) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(4) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(5) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph.

(7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

(8) Purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

    With respect to paragraph 4, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 5, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

    Non-Fundamental Investment Restrictions. The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP, at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies.

(1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of such Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) Each Master Portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

(5) Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Portfolio Securities

Asset-Backed Securities

    The Bond Index Master Portfolio may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in ''pools'' of assets in which payments of both interest and principal on the securities are made monthly, thus in effect ''passing through'' monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

Bonds.

    Certain of the debt instruments purchased by the Bond Index Master Portfolio may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or ''call'' a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a ''coupon'' rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of ''floating-rate'' or ''variable-rate'' bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Master Portfolio may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Floating- and Variable-Rate Obligations.

    Each Master Portfolio may purchase floating- and variable-rate obligations as described in the Part A. The Master Portfolios may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolios may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolios may invest. BGFA, on behalf of the Master Portfolios, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in each Master Portfolio's portfolio. The Master Portfolios will not invest more than 10% of the value of their total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

    Each Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Master Portfolio will generally purchase securities with the intention of acquiring them, a Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

Futures Contracts and Options Transactions

    Each Master Portfolio may use futures as a substitute for a comparable market position in the underlying securities. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

    Each Master Portfolio may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the Master Portfolio; (ii) the purchase of a futures contract when the Master Portfolio holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Master Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

    If a Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Master Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The Master Portfolios expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

    Transactions by the Master Portfolios in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in a Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where a Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

    Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). Although each Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Master Portfolio to substantial losses. If it is not possible, or if a Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

    In order to comply with undertakings made by the Master Portfolios pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolios will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of a Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

    Stock Index Futures and Options on Stock Index Futures. The S&P 500 Index Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. With respect to stock indices that are permitted investments, the Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Master Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

    Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Bond Index Master Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Master Portfolio may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Portfolio's portfolio securities which are the subject of the transaction.

    Interest-Rate and Index Swaps. The Bond Index Master Portfolio may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

    The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.

    Future Developments. Each Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolios' investment objective and legally permissible for the Master Portfolios. Before entering into such transactions or making any such investment, the Master Portfolios will provide appropriate disclosure in its prospectus.

Illiquid Securities.

    Each Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Companies and Exchange Traded Funds.

    Each Master Portfolio may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its advisor, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Master Portfolio's total assets with respect to any one investment company and (iii) 10% of a Master Portfolio's total assets with respect to all such companies in the aggregate. The Master Portfolios have obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of MIP, Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

    The Master Portfolios may purchase shares of exchange-traded funds ("ETFs"). Typically, a Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolios may invest a small portion of their assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by a Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, a Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

    An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Investment in Warrants.

    The S&P 500 Index Master Portfolio may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The S&P 500 Index Master Portfolio may only purchase warrants on securities in which the Master Portfolio may invest directly.

Letters of Credit.

    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolios may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of such Master Portfolio may be used for letter of credit-backed investments.

Loans of Portfolio Securities.

    Pursuant to guidelines approved by MIP's Board of Trustees, each Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, each Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

    A Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, a Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Master Portfolio if a material event affecting the investment is to occur. A Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

    Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Master Portfolios, subject to the overall supervision of the Master Portfolios' investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolios have also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Mortgage-Backed Securities

    The Bond Index Master Portfolio may invest in mortgage-backed securities (''MBSs''), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government sponsored enterprises such as the Federal National Mortgage Association (''FNMA'') and the Federal Home Loan Mortgage Corporation (''FHLMC'') or are guaranteed by such governmental agencies as the Government National Mortgage Association (''GNMA''). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates). GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as ''Ginnie Maes'') that are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (''Fannie Maes'') that are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government. FNMA is a government-sponsored enterprise that is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates (''Freddie Macs'' or ''PCs''). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable. The Bond Index Master Portfolio also invests in commercial mortgage-backed securities, which are securities that are secured or backed by mortgage loans on commercial properties

Securities of Non-U.S. Issuers.

    The Master Portfolios may invest in certain securities of non-U.S. issuers as discussed below.

    Obligations of Foreign Governments, Banks and Corporations Each Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Master Portfolio may invest. The Master Portfolios may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

    Each Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Short-Term Instruments and Temporary Investments.

    The Master Portfolios may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master Portfolios may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

    Bank Obligations. Each Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Commercial Paper and Short-Term Corporate Debt Instruments. Each Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Each Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by a Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to each Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent a Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

    Repurchase Agreements. Each Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Master Portfolio under the 1940 Act.

    U.S. Government Obligations. The Master Portfolios may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Unrated, Downgraded and Below Investment Grade Investments.

    The Master Portfolios may purchase instruments that are not rated if, in the opinion of the adviser, BGFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by such Master Portfolio. After purchase by a Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Master Portfolio. Neither event will require a sale of such security by a Master Portfolio provided that the amount of such securities held by a Master Portfolio does not exceed 5% of the Master Portfolio's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Part A and in this Part B. The ratings of Moody's and S&P are more fully described in the Appendix to this Part B.

    The Master Portfolios are not required to sell downgraded securities, and each Master Portfolio could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

    Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Master Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Master Portfolio's interests.

    Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities.

    Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolios may incur additional expenses to seek recovery.

ITEM 13. MANAGEMENT OF THE TRUST.

    The following information supplements and should be read in conjunction with the Part A section entitled "Management, Organization and Capital Structure." The Board of Trustees is responsible for the overall management and operations of the Master Portfolios. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

Interested Trustees & Officers
Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** 41	Trustee since November 16, 2001, President and Chief Executive Officer	Chief Executive Officer of the Individual Investors Business of Barclays Global Investors, N.A.	25	None
Michael A. Latham, 38	Secretary, Treasurer and Chief Financial Officer

Director of Mutual Fund Delivery of the Individual Investors Business of Barclays Global Investors, N.A. (since 2000); Head of Operations, BGI Europe (1997-2000); Manager of Portfolio Accounting Group (1994-1997).

			N/A	None

Independent Trustees

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 58	Trustee since November 16, 2001	President and Chief Executive Office of The James Irvine Foundation (non-profit foundation); President and Chief Executive Officer of KQED, Inc. (public television and radio) from 1993-2002.	25	Director, Bank of Hawaii
Jack S. Euphrat, 80	Trustee since October 20, 1993	Private Investor	25	None
W. Rodney Hughes, 76	Trustee since October 20, 1993	Private Investor	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Funds and the parent company of BGFA, the investment adviser of the Master Portfolios.
Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Richard K. Lyons, 42	Trustee since November 16, 2001	Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations	101	Director of Matthews Asian Funds (oversees 6 portfolios).
Leo Soong, 56	Trustee since February 9, 2000	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

    Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by interestholders. During the fiscal year ended December 31, 2002, the Nominating Committee did not hold any meetings.

    The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Master Portfolios' accounting and financial reporting practices, reviewing the results of the annual audits of the Master Portfolios' financial statements and interacting with the Master Portfolios' independent auditors on behalf of the full Board. W. Rodney Hughes serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings.

    Beneficial Equity Ownership Information. As of the date of this Part B, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Master Portfolios beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Master

Portfolios and Family of Investment Companies (as of December 31, 2002)
Interested Trustees and Officers	Dollar Range of Securities in:
	Bond Index Master Portfolio	S&P 500 Index Master Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	0	0
Independent Trustees
Mary G. F. Bitterman	0	0	0
Jack S. Euphrat	0	0	0
W. Rodney Hughes	0	0	0
Richard K. Lyons	0	0	D
Leo Soong	0	0	0

    Ownership of Securities of Certain Entities. As of December 31, 2002, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the placement agent or any entity controlling, controlled by, or under common control with the investment adviser or the placement agent, unless noted above.

    Approval of Investment Advisory Contract. Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve each Master Portfolio's investment advisory contract with BGFA (the "Advisory Contract") annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Advisory Contract. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

    Before approving the Advisory Contract, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Advisory Contract as well as any other servicing relationships between the Master Portfolios and BGFA or its affiliates. The Board analyzed each Master Portfolio's contractual fees, including the investment advisory fee, as well as administration and Rule 12b-1 distribution fees, if any.

    The Board also reviewed statistical information regarding the performance and expenses of the Master Portfolios. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Master Portfolios, the Board reviewed the performance information for a group of funds that the BGFA determined was similar to each Master Portfolio ("Peer Group") and an appropriate broad-based market index. The Board then reviewed a comparison of each Master Portfolio's advisory fee, other fees and total expense ratio to other funds in the Peer Group.

    During its review, the Board considered the advisory fees paid by the Master Portfolios as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Master Portfolios. The Board also reviewed information pertaining to the fee structure for the Master Portfolios and considered whether alternative fee structures (i.e. breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Master Portfolios' asset levels.

    In addition, the Board analyzed BGFA's background and services that it provides to the Master Portfolios. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Master Portfolios by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Master Portfolios. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

    Based on the above analysis, the Board determined that the Advisory Contract for each Master Portfolio, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the Master Portfolio; (ii) an analysis of advisory fees paid by the Master Portfolio compared to other similar funds; (iii) the scope of BGFA's background and experience; (iv) and the quality of services provided by BGFA.

    Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and BGIF for their services as Trustees to the Trust and BGIF. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this Part B, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

Compensation Table

For the Calendar Year Ended December 31, 2002

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman Trustee	$12,500	$25,000
Jack S. Euphrat Trustee	$12,500	$25,000
W. Rodney Hughes Trustee	$12,500	$25,000
Lee Kranefuss Trustee	$0	$0
Richard K. Lyons Trustee	$12,500	$90,000
Leo Soong Trustee	$12,500	$25,000

    Code of Ethics. The Trust and BGFA each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Master Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Master Portfolio or investment adviser; (ii) any employee of a Master Portfolio or investment adviser (or any company in a control relationship to a Master Portfolio or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Master Portfolio, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Master Portfolio or investment adviser who obtains information concerning recommendations made to a Master Portfolio regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Master Portfolio. The codes of ethics for the Trust and BGFA are on public file with, and are available from, the SEC.

ITEM 14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

    As of April 1, 2003, the interestholders identified below were known by the Trust to own 5% or more of the outstanding voting interests of the Master Portfolios. Approximate percentages are indicated in the table below:

Name of Master Portfolio	Name and Address of Interestholder	Percentage of Master Portfolio
S&P 500 Index Master Portfolio	S&P 500 Stock Fund Barclays Global Investors Funds, Inc. 111 Center Street Little Rock, AR 72201	37%
	Diversified Investors Stock Index Fund 4 Manhattanville Rd. Purchase, NY 10577	20%
	U.S. Equity Index Master Portfolio Master Investment Portfolio 111 Center Street Little Rock, AR 72201	13%
	Vantagepoint 500 Stock Fund 777 North Capital St., N.E. Suite 600 Washington, D.C. 20002	9%
	Strong Index 500 Fund P.O. Box 2936 Milwaukee, WI 53201	7%
	State Farm S&P 500 Index Fund One State Farm Plaza Bloomington, IL 61791	5%
Bond Index Master Portfolio	Vantagepoint Core Bond Index Fund 777 North Capital Street, NE, Suite 600 Washington, DC 20002	87%
	Bond Index Fund Barclays Global Investors Funds, Inc. 111 Center Street Little Rock, AR 72201	13%

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that an interestholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Master Portfolio, or is identified as the holder of record of more than 25% of a Master Portfolio and has voting and/or investment powers, it may be presumed to control such Master Portfolio.

ITEM 15. INVESTMENT ADVISORY AND OTHER SERVICES.

    The following information supplements and should be read in conjunction with Item 6 in Part A.

    Investment Adviser. Barclays Global Fund Advisors ("BGFA") provides investment advisory services to each Master Portfolio pursuant to separate Investment Advisory Contracts (each, a "BGFA Advisory Contract") with MIP. As to each Master Portfolio, the applicable BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolios, the applicable BGFA Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The applicable BGFA Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

    Advisory Fees Paid. BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the S&P 500 Index Master Portfolio and 0.08% of the average daily net assets of the Bond Index Master Portfolio. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. For the periods shown below, the Master Portfolios paid the following advisory fees to BGFA, without waivers:

	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
S&P 500 Index Master Portfolio	$ 1,961,851	$ 1,422,538	$1,291,462
Bond Index Master Portfolio	$ 353,348	$ 399,118	$458,620

    Administrator. BGI serves as the Master Portfolios' administrator. BGI provides the Master Portfolios with administrative services, including general supervision of the Master Portfolios' non-investment operations, coordination of the other services provided to the Master Portfolios, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolios' business, and compensates MIP's Trustees, officers and employees who are affiliated with BGI. In addition, except as outlined below under "Expenses," BGI will be responsible for paying all expenses incurred by the Master Portfolios other than the advisory fees payable to BGFA and distribution fees, if any, payable as a result of a "defensive" distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act. BGI is not entitled to compensation for providing administration services to a Master Portfolio for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BGI or an affiliate receives advisory fees from the Master Portfolios. BGI has delegated certain of its duties as administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services.

    Placement Agent. SEI Investments Distribution Co. ("SEI") is the placement agent for the Master Portfolios. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI does not receive compensation from the Master Portfolios for acting as placement agent.

    Custodian. IBT currently acts as the Master Portfolios' custodian. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administration services to the Master Portfolios.

    Transfer and Dividend Disbursing Agent. IBT also acts as each Master Portfolio's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). IBT is not entitled to receive compensation for providing such services to the Master Portfolios so long as it receives fees for providing similar services to the funds which invest substantially all of their assets in the Master Portfolios.

    Distribution Plan. MIP's Board of Trustees has adopted, on behalf of each Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" as defined in the 1940 Act of MIP) on October 10, 1995. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio such payment would be authorized pursuant to the Plan. The Master Portfolios do not currently pay any amounts pursuant to the Plan.

    Expenses. Except for extraordinary expenses, brokerage and other expenses connected with to the execution of portfolio transactions and certain other expenses which are borne by the Master Portfolios, BGI has agreed to bear all costs of the Master Portfolios' and MIP's operations. Expenses attributable only to a Master Portfolio shall be charged only against the assets of the Master Portfolio. General expenses of MIP shall be allocated among its portfolios in a manner proportionate to the net assets of each, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

ITEM 16. BROKERAGE ALLOCATION AND OTHER PRACTICES.

    General. BGFA assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

    S&P 500 Index Master Portfolio. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

    Bond Index Master Portfolio. Purchases and sales of portfolio securities for the Bond Index Master Portfolio usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the Master Portfolio for such purchases and sales. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.

    Brokerage Commissions. For the periods shown below, the S&P 500 Index Master Portfolio paid brokerage commissions in the dollar amounts shown below. None of the brokerage commissions were paid to affiliated brokers. The Bond Index Master Portfolio paid no brokerage commissions during these periods.
Master Portfolio	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
S&P 500 Index Master Portfolio	$472,907	$ 319,381	$342,491

    Securities of Regular Broker/Dealers. On December 31, 2002, the Master Portfolios owned securities of their "regular brokers or dealers" (as defined in the 1940 Act), or their parents, as follows:

Master Portfolio	Broker/Dealer or Parent	Amount
Bond Index	Morgan Stanley	$ 2,907,383
	Credit Suisse First Boston	$ 2,184,925
	Goldman Sachs Group Inc.	$ 1,379,200
	Lehman Brothers Inc.	$ 1,130,338
	Lehman Brothers Holdings	$ 263,559

S&P 500 Index	Bank of America Corp.	$28,836,626
	Morgan Stanley	$12,003,385
	Merrill Lynch & Co. Inc.	$ 9,083,560
	Goldman Sachs Group Inc.	$ 9,006,225
	Prudential Financial Inc.	$ 4,978,165
	Lehman Brothers Holdings Inc.	$ 3,506,109

ITEM 17. CAPITAL STOCK AND OTHER SECURITIES.

    Pursuant to MIP's Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Master Portfolios. Investors in a Master Portfolio are entitled to participate pro rata in distributions and, generally, allocations of income, gain, loss, deduction and credit of the Master Portfolio. Under certain circumstances, allocations of tax items to investors will not be made pro rata in accordance with their interests in the Master Portfolios in order to comply with tax rules and regulations applicable to such allocations. Upon liquidation or dissolution of the Master Portfolio, investors are entitled to share pro rata in the Master Portfolio's net assets available for distribution to its investors. Investments in the Master Portfolio have no preference, pre-exemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Master Portfolio may not be transferred. No certificates are issued.

    Each investor is entitled to vote, with respect to matters affecting each of MIP's portfolios, in proportion to the amount of its investment in MIP. Investors in MIP do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in MIP may elect all of the Trustees of MIP if they choose to do so and in such event the other investors in MIP would not be able to elect any Trustee. MIP is not required to hold annual meetings of investors but MIP may hold special meetings of investors when in the judgment of MIP's Trustees it is necessary or desirable to submit matters for an investor vote.

    Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting interests of an investment company, such as MIP, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding interests of each Master Portfolio affected by such matter. Rule 18f-2 further provides that a Master Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such Master Portfolio in the matter are identical or that the matter does not affect any interest of such Master Portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

ITEM 18. PURCHASE, REDEMPTION AND PRICING OF INTERESTS.

    The following information supplements and should be read in conjunction with Item 7 in Part A.

    Purchase of Interests. Beneficial interests in each Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolios may only be made by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Payment for interests of a Master Portfolio may, at the discretion of the adviser, be made in the form of securities that are permissible investments for the Master Portfolio and must meet the investment objective, policies and limitations of the Master Portfolio as described in the Part A. In connection with an in-kind securities payment, a Master Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Master Portfolio; (ii) are accompanied by satisfactory assurance that the Master Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Master Portfolio; (iv) be in proper form for transfer to the Master Portfolio; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Master Portfolio engaged in the in-kind purchase transaction and must be delivered to such Master Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Interests purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

    Suspension of Redemptions. The right of redemption of Master Portfolio interests may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Master Portfolios ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Master Portfolios' investments or determination of the value of its net assets is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Master Portfolios' interestholders.

Pricing of Securities.

    S&P 500 Index Master Portfolio. The securities of the S&P 500 Index Master Portfolio are valued as discussed below. Securities for which the primary market is a national securities or commodities exchange are valued at last sale prices. The securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price on the valuation day. Securities that are traded primarily on foreign securities or commodities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt instruments with maturities of 60 days or less are carried at amortized cost, which approximates value. Any other securities or assets generally are valued at the preceding closing values of such securities on their respective exchanges. When a significant event occurs subsequent to the time a value is established as described above that is likely to change such value, then the fair value of those securities is determined by BGFA in accordance with guidelines approved by MIP's Board of Trustees. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining the value of the Master Portfolio's interests.

    Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by BGFA in accordance with the guidelines approved by MIP's Board of Trustees. BGFA and MIP's Board of Trustees periodically review the method of valuation. In making its good faith valuation of restricted securities, BGFA generally takes the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount is revised periodically if it is believed that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by MIP's Board of Trustees or its delegates.

    Bond Index Master Portfolio. The investments of the Bond Index Master Portfolio are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Services") approved by MIP's Board of Trustees. Services may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by MIP's officers under the general supervision of MIP's Board of Trustees. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the value of the Master Portfolio's interests.

    New York Stock Exchange Closings. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ITEM 19. TAXATION OF THE TRUST.

    MIP is organized as a business trust under Delaware law. Under MIP's current classification for federal income tax purposes, it is intended that each Master Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore, each Master Portfolio will not be subject to any federal income tax. However, each investor's share in a Master Portfolio (as determined in accordance with the governing instruments of MIP) of the Master Portfolio's net income, gains and losses (as determined for federal income tax purposes) generally will be taxable in determining the investor's federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    Each Master Portfolio's taxable year-end is the last day of December. Although the Master Portfolios will not be subject to federal income tax, they will file appropriate federal income tax returns.

    It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Withdrawals by investors from a Master Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (a) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interests in the Master Portfolio prior to the distribution, (b) income or gain will be recognized if the withdrawal is in liquidation of all of the investor's interests in the Master Portfolio and includes a disproportionate share of any "unrealized receivables" or "substantially appreciated inventory, as specially defined in the Code, held by the Master Portfolio, and (c) loss, if realized, will be recognized if the distribution is in liquidation of all of such interests and consists solely of cash and/or unrealized receivables and/or substantially appreciated inventory. The basis of any investor's interests in a Master Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Master Portfolio, increased by the investor's share of income from the Master Portfolio and decreased by the amount of any cash distributions, the basis of any property distributed from the Master Portfolio and tax losses allocated to the investor.

    Some of a Master Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investment in certain financial instruments, such as options, futures contracts, forward contracts and original issue discount and market discount obligations, may require annual recognition of unrealized income and losses. The tax treatment of other investments may be unsettled, such as investments in notional principal contracts or similar instruments. Transactions that are treated as "straddles" may affect the character and/or time of recognizing other gains and losses of a Master Portfolio. If a Master Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

    The foregoing is not an exhaustive presentation of all tax issues relevant to an investment in a Master Portfolio. Accordingly, investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Master Portfolio.

ITEM 20. UNDERWRITERS.

    The exclusive placement agent for MIP is SEI, which receives no compensation from the Master Portfolios for serving in this capacity. Registered broker/dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trust and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the 1933 Act, may continuously invest in a Master Portfolio of MIP.

ITEM 21. CALCULATIONS OF PERFORMANCE DATA.

    Not applicable.

ITEM 22. FINANCIAL STATEMENTS.

    PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, CA 94105, serves as the independent auditors of the  Trust. PwC provides audit and tax services, as well as assistance consultation with the review of certain SEC filing. The audited financial statements, including the portfolio of investments, and independent auditors' report for the Master Portfolios for the fiscal year ended December 31, 2002 are hereby incorporated by reference to BGIF's Annual Report (SEC File No. 811-7332) as filed with the SEC on March 5, 2003. The audited financial statements for the Master Portfolios are attached to all Part Bs delivered to interestholders or prospective interestholders.

APPENDIX

    Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch")("IBCA"):

S&P Bond Ratings

"AAA"

Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

S&P Commercial Paper Ratings

The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's Bond Ratings

"Aaa"

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"

Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Moody's Commercial Paper Ratings

The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

MASTER INVESTMENT PORTFOLIO

EXTENDED INDEX MASTER PORTFOLIO

PART B -- STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

ITEM 10. COVER PAGE AND TABLE OF CONTENTS.

    Master Investment Portfolio ("MIP," or the "Trust") is an open-end, management investment company. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This Part B is not a prospectus and should be read in conjunction with MIP's Part A, also dated May 1, 2003. All terms used in this Part B that are defined in Part A have the meanings assigned in Part A. A copy of Part A may be obtained without charge by writing Master Investment Portfolio, c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956. MIP's Registration Statement may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C.

ITEM 11. TRUST HISTORY.

    MIP is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is Part B for the Extended Index Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes a holder of beneficial interests (an "interestholder") of the Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. Investment companies that hold beneficial interests in the Master Portfolio are sometimes referred to herein as "feeder funds."

ITEM 12. DESCRIPTION OF THE MASTER PORTFOLIO AND ITS INVESTMENTS AND RISKS.

    The following information supplements and should be read in conjunction with Item 4 in Part A.

    Investment Objectives. The Master Portfolio's investment objective is set forth in Item 4, "Investment Objectives, Principal Strategies and Related Risks," of Part A. The Master Portfolio's investment objective is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The investment objective and policies of the Master Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the Master Portfolio's investment objective will be achieved.

Investment Restrictions.

    Fundamental Investment Restrictions. The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:
(1)

Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the index that the Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

(2)

Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3)

Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(4)

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(5)	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.
(6)

Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(7)

Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

    With respect to paragraph 5, the 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 6, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

    Non-Fundamental Investment Restrictions. The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Trustees of MIP, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.
(1)

The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2)

The Master Portfolio may not invest more than 15% of the Master Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)

The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4)	The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.
(5)

The Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the Wilshire 4500 Index. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Portfolio Securities

Floating- and Variable-Rate Obligations.

    The Master Portfolio may purchase floating- and variable-rate obligations as described in the Prospectus. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio. The Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

    The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

Futures Contracts and Options Transactions

    The Master Portfolio may enter into futures contracts and may purchase and write options thereon. Upon exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Master Portfolio.

    In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolio will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

    Index Swaps. The Master Portfolio may enter into index swaps in pursuit of its investment objective. Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

    The use of index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.

    Stock Index Futures and Options on Stock Index Futures. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. With respect to stock indices that are permitted investments, the Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Master Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

    Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its prospectus.

Illiquid Securities.

    The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Initial Public Offerings.

    Although it is not a principal investment strategy of the Master Portfolio, the Master Portfolio may purchase shares issued in initial public offerings ("IPOs") in anticipation of such shares becoming part of the Wilshire 4500 Index. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which creates a greater potential for the value of their securities to be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particular volatile at the time of its IPO and for a period thereafter. Because of the nature of IPOs and the fact that such securities may not be part of the Wilshire 4500 Index at the time of the Master Portfolio's purchase, the Master Portfolio's investments in IPOs may cause its performance to track the Wilshire 4500 Index less closely.

Investment Companies and Exchange Traded Funds.

    The Master Portfolio may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its advisor, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company and (iii) 10% of the Master Portfolio's total assets with respect to all such companies in the aggregate. The Master Portfolio has obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of MIP, Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

    The Master Portfolio may purchase shares of exchange-traded funds ("ETFs"). Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of its assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, the Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

    An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Loans of Portfolio Securities.

    Pursuant to guidelines approved by MIP's Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

    The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

    Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolio's investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Short-Term Instruments and Temporary Investments.

    The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of interestholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

    Bank Obligations. The Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

    Repurchase Agreements. The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Master Portfolio under the 1940 Act.

    U.S. Government Obligations. The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

ITEM 13. MANAGEMENT OF THE TRUST.

    The following information supplements and should be read in conjunction with the Part A section entitled "Management, Organization and Capital Structure." The Board of Trustees is responsible for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

Interested Trustees & Officers

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** 41	Trustee since November 16, 2001, President and Chief Executive Officer	Chief Executive Officer of the Individual Investors Business of Barclays Global Investors, N.A.	25	None
Michael A. Latham, 38	Secretary, Treasurer and Chief Financial Officer

Director of Mutual Fund Delivery of the Individual Investors Business of Barclays Global Investors, N.A. (since 2000); Head of Operations, BGI Europe (1997-2000); Manager of Portfolio Accounting Group (1994-1997).

			N/A	None

Independent Trustees

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 58	Trustee since November 16, 2001	President and Chief Executive Office of The James Irvine Foundation (non-profit foundation); President and Chief Executive Officer of KQED, Inc. (public television and radio) from 1993-2002.	25	Director, Bank of Hawaii
Jack S. Euphrat, 80	Trustee since October 20, 1993	Private Investor	25	None
W. Rodney Hughes, 76	Trustee since October 20, 1993	Private Investor	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Funds and the parent company of BGFA, the investment adviser of the Master Portfolio.
Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Richard K. Lyons, 42	Trustee since November 16, 2001	Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations	101	Director of Matthews Asian Funds (oversees 6 portfolios).
Leo Soong, 56	Trustee since February 9, 2000	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

    Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by interestholders. During the fiscal year ended December 31, 2002, the Nominating Committee did not hold any meetings.

    The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Master Portfolio's accounting and financial reporting practices, reviewing the results of the annual audits of the Master Portfolio's financial statements and interacting with the Master Portfolio's independent auditors on behalf of the full Board. W. Rodney Hughes serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings.

    Beneficial Equity Ownership Information. As of the date of this Part B, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Master Portfolio beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Master

Portfolios and Family of Investment Companies (as of December 31, 2002)
Interested Trustees and Officers	Dollar Range of Securities in Master Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	0
Independent Trustees
Mary G. F. Bitterman	0	0
Jack S. Euphrat	0	0
W. Rodney Hughes	0	0
Richard K. Lyons	0	D
Leo Soong	0	0

    Ownership of Securities of Certain Entities. As of December 31, 2002, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the placement agent or any entity controlling, controlled by, or under common control with the investment adviser or the placement agent, unless noted above.

    Approval of Investment Advisory Contract. Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve the Master Portfolio's investment advisory contract with BGFA (the "Advisory Contract") annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Advisory Contract. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

    Before approving the Advisory Contract, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Advisory Contract as well as any other servicing relationships between the Master Portfolio and BGFA or its affiliates. The Board analyzed the Master Portfolio's contractual fees, including the investment advisory fee, as well as co-administration and Rule 12b-1 distribution fees, if any.

    The Board also reviewed statistical information regarding the performance and expenses of the Master Portfolio. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Master Portfolio, the Board reviewed the performance information for a group of funds that the BGFA determined was similar to the Master Portfolio ("Peer Group") and an appropriate broad-based market index. The Board then reviewed a comparison of the Master Portfolio's advisory fee, other fees and total expense ratio to other funds in the Peer Group.

    During its review, the Board considered the advisory fees paid by the Master Portfolio as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Master Portfolio. The Board also reviewed information pertaining to the fee structure for the Master Portfolio and considered whether alternative fee structures (i.e. breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Master Portfolio's asset levels.

    In addition, the Board analyzed BGFA's background and services that it provides to the Master Portfolio. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Master Portfolio by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Master Portfolio. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

    Based on the above analysis, the Board determined that the Advisory Contract, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the Master Portfolio; (ii) an analysis of advisory fees paid by the Master Portfolio compared to other similar funds; (iii) the scope of BGFA's background and experience; (iv) and the quality of services provided by BGFA.

    Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and BGIF for their services as Trustees to the Trust and BGIF. Richard K. Lyons also receives compensation for his services as Trustee of iShares Trust and Director of iShares, Inc. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this SAI, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

Compensation Table

For the Calendar Year Ended December 31, 2002

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman Trustee	$12,500	$25,000
Jack S. Euphrat Trustee	$12,500	$25,000
W. Rodney Hughes Trustee	$12,500	$25,000
Lee Kranefuss Trustee	$0	$0
Richard K. Lyons Trustee	$12,500	$90,000
Leo Soong Trustee	$12,500	$25,000

    Code of Ethics. The Trust and BGFA each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Master Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Master Portfolio or investment adviser; (ii) any employee of a Master Portfolio or investment adviser (or any company in a control relationship to a Master Portfolio or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Master Portfolio, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Master Portfolio or investment adviser who obtains information concerning recommendations made to a Master Portfolio regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Master Portfolio. The codes of ethics for the Trust and BGFA are on public file with, and are available from, the SEC.

ITEM 14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

    As of April 1, 2003, the interestholders identified below were known by the Trust to own 5% or more of the outstanding voting interests of the Master Portfolio. Approximate percentages are indicated in the table below:

Name and Address of Interestholder	Percentage of Master Portfolio
MIP U.S. Equity Index Master Portfolio 111 Center Street Little Rock, AR 72201	61%
Vantagepoint Mid/Small Company Index Fund 777 North Capital Street, NE, Suite 600 Washington, DC 20002	39%

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that an interestholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Master Portfolio, or is identified as the holder of record of more than 25% of the Master Portfolio and has voting and/or investment powers, it may be presumed to control the Master Portfolio.

ITEM 15. INVESTMENT ADVISORY AND OTHER SERVICES.

    The following information supplements and should be read in conjunction with Item 6 in Part A.

    Investment Adviser. Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio pursuant to an Investment Advisory Contract ("BGFA Advisory Contract") with MIP. The BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to the Master Portfolio, the BGFA Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The BGFA Advisory Contract will terminate automatically, as to the Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

    Advisory Fees. BGFA is entitled to receive monthly fees at the annual rate of 0.08% of the average daily net assets of the Master Portfolio as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. For the periods shown below, the Master Portfolio paid BGFA the following advisory fees, without waivers.

	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
Extended Index Master Portfolio	$ 189,177	$ 135,568	$117,244

    Administrator. BGI serves as the Master Portfolio's administrator. BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates MIP's Trustees, officers and employees who are affiliated with BGI. In addition, except as outlined below under "Expenses," BGI will be responsible for paying all expenses incurred by the Master Portfolio other than the advisory fees payable to BGFA. BGI has delegated certain of its duties as administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services.

    BGI is entitled to receive a monthly fee, in the aggregate, at an annual rate of 0.02% of the average daily net assets of the Master Portfolio for providing administrative services and assuming expenses. Prior to April 1, 2002, BGI and Stephens Inc. served as co-administrators of the Master Portfolio. For the periods shown below, the Master Portfolio paid BGI and Stephens Inc. the following co-administration fees, without waivers.

	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
Extended Index Master Portfolio	$ 47,294	$ 33,892	$29,311

    Placement Agent. SEI Investments Distribution Co. ("SEI") is the placement agent for the Master Portfolio. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI does not receive compensation from the Master Portfolio for acting as placement agent.

    Custodian. IBT acts as the Master Portfolio's custodian. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administration services to the Master Portfolio.

    Transfer and Dividend Disbursing Agent. IBT also acts as the Master Portfolio's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). IBT is not entitled to receive compensation for providing such services to the Master Portfolio so long as it receives fees for providing similar services to the funds which invest substantially all of their assets in the Master Portfolio.

    Expenses. Except for extraordinary expenses, brokerage and other expenses connected with to the execution of portfolio transactions and certain other expenses which are borne by the Master Portfolio, BGI has agreed to bear all costs of the Master Portfolio's and MIP's operations. Expenses attributable only to the Master Portfolio shall be charged only against the assets of the Master Portfolio. General expenses of MIP shall be allocated among its portfolios in a manner proportionate to the net assets of each, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

ITEM 16. BROKERAGE ALLOCATION AND OTHER PRACTICES.

    General. BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

    Brokerage Commissions. For the periods shown below, the Master Portfolio paid the brokerage commissions in the dollar amounts shown below.

Master Portfolio	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
Extended Index Master Portfolio	$205,002	$ 61,530	$38,877

    Brokerage Commissions Paid to Affiliates. For the periods shown below, the Master Portfolios paid brokerage commissions to Barclays Global Investors Services, a subsidiary of BGI, in the dollar amounts shown below.

Master Portfolio	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
Extended Index Master Portfolio	$0	$ 444	$0

    Securities of Regular Broker/Dealers. On December 31, 2002, the Master Portfolio owned the Master Portfolio owned no securities of its "regular brokers or dealers" (as defined in the 1940 Act), or their parents.

ITEM 17. CAPITAL STOCK AND OTHER SECURITIES.

    Pursuant to MIP's Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Master Portfolio. Investors in the Master Portfolio are entitled to participate pro rata in distributions and, generally, allocations of income, gain, loss, deduction and credit of the Master Portfolio. Under certain circumstances, allocations of tax items to investors will not be made pro rata in accordance with their interests in the Master Portfolio in order to comply with tax rules and regulations applicable to such allocations. Upon liquidation or dissolution of the Master Portfolio, investors are entitled to share pro rata in the Master Portfolio's net assets available for distribution to its investors. Investments in the Master Portfolio have no preference, pre-exemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Master Portfolio may not be transferred. No certificates are issued.

    Each investor is entitled to vote, with respect to matters affecting each of MIP's portfolios, in proportion to the amount of its investment in MIP. Investors in MIP do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in MIP may elect all of the Trustees of MIP if they choose to do so and in such event the other investors in MIP would not be able to elect any Trustee. MIP is not required to hold annual meetings of investors but MIP may hold special meetings of investors when in the judgment of MIP's Trustees it is necessary or desirable to submit matters for an investor vote.

    Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting interests of an investment company, such as MIP, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding interests of each Master Portfolio affected by such matter. Rule 18f-2 further provides that a Master Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such Master Portfolio in the matter are identical or that the matter does not affect any interest of such Master Portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

ITEM 18. PURCHASE, REDEMPTION AND PRICING OF INTERESTS.

    The following information supplements and should be read in conjunction with Item 7 in Part A.

    Purchase of Interests. Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may only be made by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Payment for interests of the Master Portfolio may, at the discretion of the adviser, be made in the form of securities that are permissible investments for the Master Portfolio and must meet the investment objective, policies and limitations of the Master Portfolio as described in the Part A. In connection with an in-kind securities payment, the Master Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Master Portfolio; (ii) are accompanied by satisfactory assurance that the Master Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Master Portfolio; (iv) be in proper form for transfer to the Master Portfolio; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Master Portfolio engaged in the in-kind purchase transaction and must be delivered to such Master Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Interests purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

    Suspension of Redemptions. The right of redemption of Master Portfolio interests may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Master Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Master Portfolio's investments or determination of the value of its assets is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Master Portfolio's interestholders.

    Pricing of Securities. The securities of the Master Portfolio are valued as discussed below. Securities for which the primary market is a national securities or commodities exchange are valued at last sale prices. The securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price on the valuation day. Securities that are traded primarily on foreign securities or commodities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt instruments with maturities of 60 days or less are carried at amortized cost, which approximates value. Any other securities or assets generally are valued at the preceding closing values of such securities on their respective exchanges. When a significant event occurs subsequent to the time a value is established as described above that is likely to change such value, then the fair value of those securities is determined by BGFA in accordance with guidelines approved by MIP's Board of Trustees. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining the value of the Master Portfolio's interests.

    Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by BGFA in accordance with guidelines approved by MIP's Board of Trustees. BGFA and MIP's Board of Trustees periodically review the method of valuation. In making its good faith valuation of restricted securities, BGFA generally takes the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount is revised periodically if it is believed that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by MIP's Board of Trustees.

    New York Stock Exchange Closings. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ITEM 19. TAXATION OF THE TRUST.

    MIP is organized as a business trust under Delaware law. Under MIP's current classification for federal income tax purposes, it is intended that the Master Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore, the Master Portfolio will not be subject to any federal income tax. However, each investor's share (as determined in accordance with the governing instruments of MIP) of the Master Portfolio's net income, gains and losses (as determined for federal income tax purposes) generally will be used in determining the investor's federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. The Master Portfolio's taxable year-end is the last day of December. Although the Master Portfolio will not be subject to federal income tax, it will file appropriate federal income tax returns.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Withdrawals by investors from a Master Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (a) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interests in the Master Portfolio prior to the distribution, (b) income or gain will be recognized if the withdrawal is in liquidation of all of the investor's interests in the Master Portfolio and includes a disproportionate share of any "unrealized receivables" or "substantially appreciated inventory, as specially defined in the Code, held by the Master Portfolio, and (c) loss, if realized, will be recognized if the distribution is in liquidation of all of such interests and consists solely of cash and/or unrealized receivables and/or substantially appreciated inventory. The basis of any investor's interests in a Master Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Master Portfolio, increased by the investor's share of income from the Master Portfolio and decreased by the amount of any cash distributions, the basis of any property distributed from the Master Portfolio and tax losses allocated to the investor.

    Some of the Master Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investment in certain financial instruments, such as options, futures contracts, forward contracts and original issue discount and market discount obligations, may require annual recognition of unrealized income and losses. The tax treatment of other investments may be unsettled, such as investments in notional principal contracts or similar instruments. Transactions that are treated as "straddles" may affect the character and/or time of recognizing other gains and losses of the Master Portfolio. If the Master Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

    The foregoing is not an exhaustive presentation of all tax issues relevant to an investment in the Master Portfolio. Accordingly, investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Master Portfolio.

ITEM 20. UNDERWRITERS.

    The exclusive placement agent for MIP is SEI, which receives no compensation from the Master Portfolio for serving in this capacity. Registered broker/dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trust and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the 1933 Act, may continuously invest in the Master Portfolio of MIP.

ITEM 21. CALCULATIONS OF PERFORMANCE DATA.

    Not applicable.

ITEM 22. FINANCIAL STATEMENTS.

    PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, CA 94105, serves as the independent auditors of the Trust. PwC provides audit and tax services, as well as assistance consultation with the review of certain SEC filing. The audited financial statements, including the portfolio of investments, and independent auditors' report for the Master Portfolio for the fiscal year ended December 31, 2002 are hereby incorporated by reference to BGIF's Annual Report (SEC File No. 811-7332) as filed with the SEC on March 5, 2003. The audited financial statements for the Master Portfolio are attached to all Part Bs delivered to interestholders or prospective interestholders.

APPENDIX

Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch ("Fitch"):

S&P Bond Ratings

"AAA"

Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

S&P Commercial Paper Ratings

The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's Bond Ratings

"Aaa"

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"

Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Moody's Commercial Paper Ratings

The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

MASTER INVESTMENT PORTFOLIO

INTERNATIONAL INDEX MASTER PORTFOLIO

PART B -- STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

ITEM 10. COVER PAGE AND TABLE OF CONTENTS.

    Master Investment Portfolio ("MIP," or the "Trust") is an open-end, management investment company. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This Part B is not a prospectus and should be read in conjunction with MIP's Part A, also dated May 1, 2003. All terms used in this Part B that are defined in Part A have the meanings assigned in Part A. A copy of Part A may be obtained without charge by writing Master Investment Portfolio, c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956. MIP's Registration Statement may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C.

ITEM 11. TRUST HISTORY.

    MIP is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is Part B for the International Index Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes a holder of beneficial interests (an "interestholder") of the Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. Investment companies that hold beneficial interests in the Master Portfolio are sometimes referred to herein as "feeder funds."

ITEM 12. DESCRIPTION OF THE MASTER PORTFOLIO AND ITS INVESTMENTS AND RISKS.

    The following information supplements and should be read in conjunction with Item 4 in Part A.

    Investment Objectives. The Master Portfolio's investment objective is set forth in Item 4, "Investment Objectives, Principal Strategies and Related Risks -- Investment Objectives," of Part A. The Master Portfolio's investment objective is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The investment objective and policies of the Master Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the Master Portfolio's investment objective will be achieved.

Investment Restrictions

    Fundamental Investment Restrictions. The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:
(1)

Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the index that the Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

(2)

Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3)

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(4)	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.
(5)

Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(6)

Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

(7)

Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

    With respect to paragraph 4, the 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 5, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

    Non-Fundamental Investment Restrictions. The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.
(1)

The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2)

The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)

The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4)	The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.
(5)

The Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the Morgan Stanley Capital International Europe, Australia, Far East Free Index. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Portfolio Securities

Foreign Obligations and Securities.

    The foreign securities in which the Master Portfolio may invest include common stocks, preferred stocks, warrants, convertible securities and other securities of issuers organized under the laws of countries other than the United States. Such securities also include equity interests in foreign investment funds or trusts, real estate investment trust securities and any other equity or equity-related investment whether denominated in foreign currencies or U.S. dollars.

    The Master Portfolio may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

    For temporary defensive purposes, the Master Portfolio may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

    Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

    From time to time, investments in other investment companies may be the most effective available means by which the Master Portfolio may invest in securities of issuers in certain countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, the Master Portfolio would continue to pay its own management fees and other expenses.

    Investment income on certain foreign securities in which the Master Portfolio may invest may be subject to foreign withholding and other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Master Portfolio would be subject.

Foreign Currency Forward Contracts.

    The Master Portfolio's investments in foreign obligations and securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. To attempt to minimize risks to the Master Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies, including the possibility of increased tracking error, the Master Portfolio may enter into foreign currency forward contracts. Foreign currency forward contracts are negotiated, over-the-counter transactions pursuant to which the parties take positions against future movements in currency prices. In a typical forward contract, one party agrees to pay any increase in the price of the underlying currency during the life of the contract, while the other agrees to pay any decrease.

    The Master Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when Barclays Global Fund Advisors ("BGFA") believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Master Portfolio's securities denominated in such foreign currency, or when BGFA believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). The Master Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where BGFA believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the portfolio securities are denominated (a "cross-hedge").

    Foreign currency hedging transactions are an attempt to protect the Master Portfolio against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

    The cost to the Master Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which the Master Portfolio enters into foreign currency transactions. The use of foreign currency forward contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.

    The Master Portfolio also may engage in foreign currency transactions on a spot (i.e., cash) basis and may purchase or sell foreign currency futures contracts.

Futures Contracts and Options Transactions~~.~~

    The Master Portfolio may use futures as a substitute for a comparable market position in the underlying securities. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

    Master Portfolio may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the Master Portfolio~~;~~ (ii) the purchase of a futures contract when the Master Portfolio holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the Master Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

    If the Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead the Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Master Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits the Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The Master Portfolio expects to apply a portion of its cash or cash equivalents maintained for liquidity needs to such activities.

    Transactions by the Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

    Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

    In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolio will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

    Stock Index Futures and Options on Stock Index Futures. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. With respect to stock indices that are permitted investments, the Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Master Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

    Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its prospectus.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

    The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

    The Master Portfolio will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Master Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Master Portfolio will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

Hedging and Related Strategies.

    The Master Portfolio may attempt to protect the U.S. dollar equivalent value of one or more of its investments (hedge) by purchasing and selling foreign currency futures contracts and by purchasing and selling currencies on a spot (i.e., cash) or forward basis. Foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

    The Master Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, the Master Portfolio may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Master Portfolio's securities denominated in such currency. The Master Portfolio may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when BGFA anticipates there will be a correlation between the two and may use forward currency contracts to shift the Master Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Master Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

    BGFA might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If BGFA incorrectly forecasts exchange rates, market values or other economic factors in utilizing a strategy for the Master Portfolio, the Master Portfolio might have been in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Master Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Master Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Master Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Master Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Master Portfolio to close out or to liquidate its hedged position.

    New financial products and risk management techniques continue to be developed. The Master Portfolio may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and tax considerations.

Illiquid Securities.

    The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Companies and Exchange Traded Funds.

    The Master Portfolio may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its advisor, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company and (iii) 10% of the Master Portfolio's total assets with respect to all such companies in the aggregate. The Master Portfolio has obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of MIP, Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

    The Master Portfolio may purchase shares of exchange-traded funds ("ETFs"). Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of its assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, the Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

    An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Loans of Portfolio Securities.

    Pursuant to guidelines approved by MIP's Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

    The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

    Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolio's investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Privately Issued Securities.

    The Master Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Master Portfolio. Privately issued or Rule 144A securities that are determined by BGFA to be "illiquid" are subject to the Master Portfolio's policy of not investing more than 15% of its net assets in illiquid securities. BGFA, under guidelines approved by Board of Trustees of MIP, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Master Portfolio on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Short-Term Instruments and Temporary Investments.

    The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of interestholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

    Bank Obligations. The Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

    Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

    Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

    In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

    In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

    The Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, which are members of the FDIC, provided such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Master Portfolio will own more than one such CD per such issuer.

    Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. BGFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. BGFA will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

    U.S. Government Obligations. The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

    Floating- and Variable-Rate Obligations. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio. The Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

    Repurchase Agreements. The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Master Portfolio under the 1940 Act.

ITEM 13. MANAGEMENT OF THE TRUST.

    The following information supplements and should be read in conjunction with the Part A section entitled "Management, Organization and Capital Structure." The Board of Trustees is responsible for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

Interested Trustees & Officers

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** 41	Trustee since November 16, 2001, President and Chief Executive Officer	Chief Executive Officer of the Individual Investors Business of Barclays Global Investors, N.A.	25	None
Michael A. Latham, 38	Secretary, Treasurer and Chief Financial Officer

Director of Mutual Fund Delivery of the Individual Investors Business of Barclays Global Investors, N.A. (since 2000); Head of Operations, BGI Europe (1997-2000); Manager of Portfolio Accounting Group (1994-1997).

			N/A	None

Independent Trustees

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 58	Trustee since November 16, 2001	President and Chief Executive Office of The James Irvine Foundation (non-profit foundation); President and Chief Executive Officer of KQED, Inc. (public television and radio) from 1993-2002.	25	Director, Bank of Hawaii
Jack S. Euphrat, 80	Trustee since October 20, 1993	Private Investor	25	None
W. Rodney Hughes, 76	Trustee since October 20, 1993	Private Investor	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Funds and the parent company of BGFA, the investment adviser of the Master Portfolio.
Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Richard K. Lyons, 42	Trustee since November 16, 2001	Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations	101	Director of Matthews Asian Funds (oversees 6 portfolios).
Leo Soong, 56	Trustee since February 9, 2000	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

    Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by interestholders. During the fiscal year ended December 31, 2002, the Nominating Committee did not hold any meetings.

    The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Master Portfolio's accounting and financial reporting practices, reviewing the results of the annual audits of the Master Portfolio's financial statements and interacting with the Master Portfolio's independent auditors on behalf of the full Board. W. Rodney Hughes serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings.

    Beneficial Equity Ownership Information. As of the date of this Part B, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Master Portfolio beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Master

Portfolios and Family of Investment Companies (as of December 31, 2002)
Interested Trustees and Officers	Dollar Range of Securities in Master Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	0
Independent Trustees
Mary G. F. Bitterman	0	0
Jack S. Euphrat	0	0
W. Rodney Hughes	0	0
Richard K. Lyons	0	D
Leo Soong	0	0

    Ownership of Securities of Certain Entities. As of December 31, 2002, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the placement agent or any entity controlling, controlled by, or under common control with the investment adviser or the placement agent, unless noted above.

    Approval of Investment Advisory Contract. Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve the Master Portfolio's investment advisory contract with BGFA (the "Advisory Contract") annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Advisory Contract. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

    Before approving the Advisory Contract, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Advisory Contract as well as any other servicing relationships between the Master Portfolio and BGFA or its affiliates. The Board analyzed the Master Portfolio's contractual fees, including the investment advisory fee, as well as co-administration and Rule 12b-1 distribution fees, if any.

    The Board also reviewed statistical information regarding the performance and expenses of the Master Portfolio. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Master Portfolio, the Board reviewed the performance information for a group of funds that the BGFA determined was similar to the Master Portfolio ("Peer Group") and an appropriate broad-based market index. The Board then reviewed a comparison of the Master Portfolio's advisory fee, other fees and total expense ratio to other funds in the Peer Group.

    During its review, the Board considered the advisory fees paid by the Master Portfolio as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Master Portfolio. The Board also reviewed information pertaining to the fee structure for the Master Portfolio and considered whether alternative fee structures (i.e. breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Master Portfolio's asset levels.

    In addition, the Board analyzed BGFA's background and services that it provides to the Master Portfolio. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Master Portfolio by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Master Portfolio. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

    Based on the above analysis, the Board determined that the Advisory Contract, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the Master Portfolio; (ii) an analysis of advisory fees paid by the Master Portfolio compared to other similar funds; (iii) the scope of BGFA's background and experience; (iv) and the quality of services provided by BGFA.

    Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and BGIF for their services as Trustees to the Trust and BGIF. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this SAI, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

Compensation Table

For the Calendar Year Ended December 31, 2002

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman Trustee	$12,500	$25,000
Jack S. Euphrat Trustee	$12,500	$25,000
W. Rodney Hughes Trustee	$12,500	$25,000
Lee Kranefuss Trustee	$0	$0
Richard K. Lyons Trustee	$12,500	$90,000
Leo Soong Trustee	$12,500	$25,000

    Code of Ethics. The Trust and BGFA each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Master Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Master Portfolio or investment adviser; (ii) any employee of a Master Portfolio or investment adviser (or any company in a control relationship to a Master Portfolio or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Master Portfolio, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Master Portfolio or investment adviser who obtains information concerning recommendations made to a Master Portfolio regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Master Portfolio. The codes of ethics for the Trust and BGFA are on public file with, and are available from, the SEC.

ITEM 14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

    As of April 1, 2003, the interestholders identified below were known by the Trust to own 5% or more of the outstanding voting interests of the Master Portfolio. Approximate percentages are indicated in the table below:

Name and Address of Interestholder	Percentage of Master Portfolio
Vantagepoint Overseas Equity Fund 777 North Capital St., N.E. Washington, D.C. 20002	47%
State Farm International Index Fund One State Farm Plaza Bloomington, IL 61791	46%
E*Trade International Index Fund 4500 Bohannon Drive Menlo Park, CA 94025	7%

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that an interestholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Master Portfolio, or is identified as the holder of record of more than 25% of the Master Portfolio and has voting and/or investment powers, it may be presumed to control the Master Portfolio.

ITEM 15. INVESTMENT ADVISORY AND OTHER SERVICES.

    The following information supplements and should be read in conjunction with Item 6 in Part A.

    Investment Adviser. BGFA provides investment advisory services to the Master Portfolio pursuant to an Investment Advisory Contract ("BGFA Advisory Contract") with MIP. As to the Master Portfolio, the BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The BGFA Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The BGFA Advisory Contract will terminate automatically, in the event of its assignment (as defined in the 1940 Act).

    Advisory Fees. BGFA is entitled to receive monthly fees at the annual rate of 0.15% of the first $1 billion, and 0.10% thereafter, of the average daily net assets of the Master Portfolio as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. For the periods shown below, the Master Portfolio paid BGFA the following advisory fees, without waivers.

	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
International Index Master Portfolio	$ 106,111	$143,914	$137,255

    Administrator. BGI serves as the Master Portfolio's administrator. BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates MIP's Trustees, officers and employees who are affiliated with BGI. In addition, except as outlined below under "Expenses," BGI will be responsible for paying all expenses incurred by the Master Portfolio other than the advisory fees payable to BGFA. BGI has delegated certain of its duties as administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services.

    BGI is entitled to receive monthly compensation for providing administration services to the Master Portfolio at the annual rate of 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the Master Portfolio. Prior to April 1, 2003, BGI and Stephens Inc. served as co-administrators of the Master Portfolio. For the periods shown below, the Master Portfolio paid BGI and Stephens Inc. the following in co-administration fees, without waivers.

	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
International Index Master Portfolio	$ 70,740	$95,943	$91,503

    Placement Agent. SEI Investments Distribution Co. ("SEI") is the placement agent for the Master Portfolio. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI does not receive compensation from the Master Portfolio for acting as placement agent.

    Custodian. IBT currently acts as the Master Portfolio's custodian. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administration services to the Master Portfolio.

    Transfer and Dividend Disbursing Agent. IBT also acts as each Master Portfolio's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). IBT is not entitled to receive compensation for providing such services to MIP so long as it receives fees for providing similar services to the funds which invest substantially all of their assets in the Master Portfolio.

    Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses which are borne by the Master Portfolio, BGI has agreed to bear all costs of the Master Portfolio's and MIP's operations. Expenses attributable only to the Master Portfolio shall be charged only against the assets of the Master Portfolio. General expenses of MIP shall be allocated among its portfolios in a manner proportionate to the net assets of each, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

ITEM 16. BROKERAGE ALLOCATION AND OTHER PRACTICES.

    General. BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

    Brokerage Commissions. For the periods shown below, the Master Portfolio paid the following brokerage commissions. $330 out of the total brokerage commissions paid were to an affiliated broker.

	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
International Index Master Portfolio	$ 191,595	$ 47,902	$61,382

    Securities of Regular Broker/Dealers. On December 31, 2002, the Master Portfolio owned no securities of its "regular brokers or dealers" (as defined in the 1940 Act), or their parents.

ITEM 17. CAPITAL STOCK AND OTHER SECURITIES.

    Pursuant to MIP's Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Master Portfolio. Investors in the Master Portfolio are entitled to participate pro rata in distributions and, generally, allocations of income, gain, loss, deduction and credit of the Master Portfolio. Under certain circumstances, allocations of tax items to investors will not be made pro rata in accordance with their interests in the Master Portfolio in order to comply with tax rules and regulations applicable to such allocations. Upon liquidation or dissolution of the Master Portfolio, investors are entitled to share pro rata in the Master Portfolio's net assets available for distribution to its investors. Investments in the Master Portfolio have no preference, pre-exemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Master Portfolio may not be transferred. No certificates are issued.

    Each investor is entitled to vote, with respect to matters affecting MIP's portfolio, in proportion to the amount of its investment in MIP. Investors in MIP do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in MIP may elect all of the Trustees of MIP if they choose to do so and in such event the other investors in MIP would not be able to elect any Trustee. MIP is not required to hold annual meetings of investors but MIP may hold special meetings of investors when in the judgment of MIP's Trustees it is necessary or desirable to submit matters for an investor vote.

    Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting interests of an investment company, such as MIP, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding interests of each Master Portfolio affected by such matter. Rule 18f-2 further provides that a Master Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such Master Portfolio in the matter are identical or that the matter does not affect any interest of such Master Portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

ITEM 18. PURCHASE, REDEMPTION AND PRICING OF SECURITIES.

    The following information supplements and should be read in conjunction with Item 7 in Part A.

    Purchase of Interests. Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may only be made by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Payment for interests of the Master Portfolio may, at the discretion of the adviser, be made in the form of securities that are permissible investments for the Master Portfolio and must meet the investment objective, policies and limitations of the Master Portfolio as described in the Part A. In connection with an in-kind securities payment, the Master Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Master Portfolio; (ii) are accompanied by satisfactory assurance that the Master Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Master Portfolio; (iv) be in proper form for transfer to the Master Portfolio; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Master Portfolio engaged in the in-kind purchase transaction and must be delivered to such Master Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Interests purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

    Suspension of Redemptions. The right of redemption of Master Portfolio interests may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Master Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Master Portfolio's investments or determination of the value of its net assets is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Master Portfolio's interestholders.

    Pricing of Securities. The securities of the Master Portfolio are valued as discussed below. Securities for which the primary market is a national securities or commodities exchange are valued at last sale prices. The securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price on the valuation day. Securities that are traded primarily on foreign securities or commodities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt instruments with maturities of 60 days or less are carried at amortized cost, which approximates value. Any other securities or assets generally are valued at the preceding closing values of such securities on their respective exchanges. When a significant event occurs subsequent to the time a value is established as described above that is likely to change such value, then the fair value of those securities is determined by BGFA in accordance with guidelines approved by MIP's Board of Trustees. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining the value of the Master Portfolio's interests.

    Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by BGFA in accordance with guidelines approved by MIP's Board of Trustees. BGFA and MIP's Board of Trustees periodically review the method of valuation. In making its good faith valuation of restricted securities, BGFA generally takes the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount is revised periodically if it is believed that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by MIP's Board of Trustees or its delegates.

    New York Stock Exchange Closings. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ITEM 19. TAXATION OF THE TRUST.

    MIP is organized as a business trust under Delaware law. Under MIP's current classification for federal income tax purposes, it is intended that the Master Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore, the Master Portfolio will not be subject to any federal income tax. However, each investor's share (as determined in accordance with the governing instruments of MIP) of the Master Portfolio's net income, gains and losses (as determined for federal income tax purposes) generally will be included in determining the investor's federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    The Master Portfolio's taxable year-end is the last day of December. Although the Master Portfolio will not be subject to federal income tax, it will file appropriate federal income tax returns.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Withdrawals by investors from the Master Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (a) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interests in the Master Portfolio prior to the distribution, (b) income or gain will be recognized if the withdrawal is in liquidation of all of the investor's interests in the Master Portfolio and includes a disproportionate share of any "unrealized receivables" or "substantially appreciated inventory, as specially defined in the Code, held by the Master Portfolio, and (c) loss, if realized, will be recognized if the distribution is in liquidation of all of such interests and consists solely of cash and/or unrealized receivables and/or substantially appreciated inventory. The basis of any investor's interests in a Master Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Master Portfolio, increased by the investor's share of income from the Master Portfolio and decreased by the amount of any cash distributions, the basis of any property distributed from the Master Portfolio and tax losses allocated to the investor.

    Amounts realized by the Master Portfolio on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Investors should discuss with their tax advisors the deductibility or creditability of such taxes or their ability to pass-through such taxes to their own interest holders for foreign tax credit purposes.

    If the Master Portfolio invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause investors to incur tax and IRS interest charges, even if such investors are otherwise exempt from taxation. However, the Master Portfolio may be eligible to elect one of two alternative tax treatments with respect to PFIC shares that would avoid these taxes and charges, but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to investors in the Master Portfolio holding PFIC shares may differ substantially as compared to a fund that did not invest in PFIC shares.

    Some of the Master Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investment in certain financial instruments, such as options, futures contracts, forward contracts and original issue discount and market discount obligations, may require annual recognition of unrealized income and losses. The tax treatment of other investments may be unsettled, such as investments in notional principal contracts or similar instruments. Transactions that are treated as "straddles" may affect the character and/or time of recognizing other gains and losses of the Master Portfolio. If the Master Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

    The foregoing is not an exhaustive presentation of all tax issues relevant to an investment in the Master Portfolio. Accordingly, investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Master Portfolio.

ITEM 20. UNDERWRITERS.

    The exclusive placement agent for MIP is SEI, which receives no compensation from the Master Portfolio for serving in this capacity. Registered broker/dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trust and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the 1933 Act, may continuously invest in a Master Portfolio of MIP.

ITEM 21. CALCULATION OF PERFORMANCE DATA.

    Not applicable.

ITEM 22. FINANCIAL STATEMENTS.

    PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, CA 94105, serves as the independent auditors of the Trust. PwC provides audit and tax services, as well as assistance consultation with the review of certain SEC filing. The audited financial statements, including the portfolio of investments, and independent auditors' report for the Master Portfolio for the fiscal year ended December 31, 2002 are hereby incorporated by reference to BGIF's Annual Report (SEC File No. 811-7332) as filed with the SEC on March 5, 2003. The audited financial statements for the Master Portfolio are attached to all Part Bs delivered to interestholders or prospective interestholders.

APPENDIX

Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch"):

S&P Bond Ratings

"AAA"

Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

S&P Commercial Paper Ratings

The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's Bond Ratings

"Aaa"

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"

Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Moody's Commercial Paper Ratings

The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

MASTER INVESTMENT PORTFOLIO

MONEY MARKET MASTER PORTFOLIO

PART B -- STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

ITEM 10. COVER PAGE.

    Master Investment Portfolio ("MIP," or the "Trust") is an open-end, management investment company. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This Part B is not a prospectus and should be read in conjunction with MIP's Part A, also dated May 1, 2003. All terms used in this Part B that are defined in Part A have the meanings assigned in Part A. A copy of Part A may be obtained without charge by writing Master Investment Portfolio, c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956. MIP's Registration Statement may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C.

ITEM 11. TRUST HISTORY.

    MIP is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is Part B for the Money Market Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes a holder of beneficial interests (an "interestholder") of the Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. Investment companies that hold beneficial interests in the Master Portfolio are sometimes referred to herein as "feeder funds."

ITEM 12. DESCRIPTION OF THE MASTER PORTFOLIO AND ITS INVESTMENTS AND RISKS.

    The following information supplements and should be read in conjunction with Item 4 in Part A.

    Investment Objective. The Master Portfolio's investment objective is set forth in Item 4, "Investment Objectives, Principal Strategies and Related Risks," of Part A. The Master Portfolio's investment objective is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The investment objective and policies of the Master Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the Master Portfolio's investment objective will be achieved.

Investment Restrictions

    Fundamental Investment Restrictions. The Master Portfolio has adopted investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC") or its staff);

(2) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(3) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(4) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

(5) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(6) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies, or

(7) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

    With respect to paragraph 5, the 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 7, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

    Non-Fundamental Investment Restrictions. The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Trustees of MIP, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.
(1)

The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2)

The Master Portfolio may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3)

The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4)	The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.
(5)

The Master Portfolio may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Master Portfolio may purchase securities with put rights in order to maintain liquidity.

(6)

The Master Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

(7)

The Master Portfolio may not make investments for the purpose of exercising control or management; provided that the Master Portfolio may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio, without regard to the limitations set forth in this paragraph.

Portfolio Securities

General.

    The assets of the Master Portfolio consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Master Portfolio may not exceed 90 days. The securities in which the Master Portfolio may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Master Portfolio's investment objective will be realized as described in the Master Portfolio's Prospectus.

Asset-Backed Securities.

    The Master Portfolio may purchase asset-backed securities (including asset-backed commercial paper), which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made regularly, thus in effect "passing through" payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Master Portfolio may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

Bank Obligations.

    The Master Portfolio may invest in bank obligations which include, but are not limited to, negotiable certificates of deposit ("CDs"), bankers' acceptances and fixed time deposits. The Master Portfolio also may invest in high-quality short-term obligations of foreign branches of U.S. banks, U.S. branches of foreign banks or foreign branches of foreign banks that are denominated in and pay interest in U.S. dollars.

    Fixed time deposits are obligations of U.S. banks, foreign branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have an established market, there are no contractual restrictions on the Master Portfolio's right to transfer a beneficial interest in the deposit to a third party. It is the policy of the Master Portfolio not to invest more than 10% of the value of its net assets in repurchase agreements with more than seven days to maturity, or in illiquid securities such as fixed time deposits subject to withdrawal penalties, other than overnight deposits.

    Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper and Short-Term Corporate Debt Instruments.

    The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are deemed appropriate by Barclays Global Fund Advisors ("BGFA") in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default. Neither event will require an immediate sale of such security by the Master Portfolio provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Master Portfolio's interestholders' best interests.

Floating- and Variable-Rate Obligations.

    The Master Portfolio may purchase floating- and variable-rate obligations as described in the Part A. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio. The Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

Foreign Obligations.

    Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

    The Master Portfolio may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Master Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Master Portfolio may sell these securities before the settlement date if it is deemed advisable. The Master Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

    Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Master Portfolio's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Master Portfolio to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Funding Agreements.

    The Master Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Master Portfolio will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

    The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Master Portfolio may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Master Portfolio's assets than if the value were based on available market quotations.

Illiquid Securities.

    The Master Portfolio may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Master Portfolio.

Investment Company Securities.

    The Master Portfolio may invest in shares of other open-end investment companies including investment companies that are affiliated with the Master Portfolio and its adviser, BGFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act. The Master Portfolio may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act.

Letters of Credit.

    Certain debt obligations, certificates of participation, commercial paper and other short-term obligations which the Master Portfolio is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, be of investment quality comparable to other permitted investments of the Master Portfolio.

Loan Participation Agreements.

    The Master Portfolio may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Master Portfolio derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Master Portfolio may invest. Any participation purchased by a Master Portfolio must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

    Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Master Portfolio to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Master Portfolio could be subject to delays, expenses, and risks which are greater than those that would have been involved if the Master Portfolio had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Master Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Master Portfolio also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

    The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Master Portfolio may be treated as illiquid. If a loan participation is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Master Portfolio's assets than if the value were based on available market quotations.

Loans of Portfolio Securities.

    Pursuant to guidelines approved by MIP's Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

    The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

    Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolio's investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions. The Master Portfolio does not currently intend to lend its portfolio securities.

Municipal Obligations.

    The Master Portfolio may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

    The Master Portfolio will invest in 'high-quality' long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 13 months.

Participation Interests.

    The Master Portfolio may invest in participation interests in any type of security in which the Master Portfolio may invest. A participation interest gives the Master Portfolio an undivided interest in the underlying securities in the proportion that the Master Portfolio's participation interest bears to the total principal amount of the underlying securities.

Pass-Through Obligations.

    Certain of the debt obligations in which the Master Portfolio may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Master Portfolio investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.

Privately Issued Securities.

    It is possible that unregistered securities, purchased by the Master Portfolio in reliance upon Rule 144A under the 1933 Act, could have the effect of increasing the level of the Master Portfolio's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Repurchase Agreements.

    The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Master Portfolio under a repurchase agreement will be held in a segregated account at a bank. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Master Portfolio under the 1940 Act

Unrated Investments.

    The Master Portfolio may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Master Portfolio, if they are purchased in accordance with the Master Portfolio's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Trustees of the purchase of unrated securities. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require an immediate sale of such security by the Master Portfolio provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Master Portfolio's interestholder's best interests.

    To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Part A and in this Part B. The ratings of NRSROs are more fully described in the Part B Appendix.

    U.S. Government Obligations. The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

ITEM 13. MANAGEMENT OF THE TRUST.

    The following information supplements and should be read in conjunction with the Part A section entitled "Management, Organization and Capital Structure." The Board of Trustees is responsible for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

Interested Trustees & Officers

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** 41	Trustee since November 16, 2001, President and Chief Executive Officer	Chief Executive Officer of the Individual Investors Business of Barclays Global Investors, N.A.	25	None
Michael A. Latham, 38	Secretary, Treasurer and Chief Financial Officer

Director of Mutual Fund Delivery of the Individual Investors Business of Barclays Global Investors, N.A. (since 2000); Head of Operations, BGI Europe (1997-2000); Manager of Portfolio Accounting Group (1994-1997).

			N/A	None

Independent Trustees

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 58	Trustee since November 16, 2001	President and Chief Executive Office of The James Irvine Foundation (non-profit foundation); President and Chief Executive Officer of KQED, Inc. (public television and radio) from 1993-2002.	25	Director, Bank of Hawaii
Jack S. Euphrat, 80	Trustee since October 20, 1993	Private Investor	25	None
W. Rodney Hughes, 76	Trustee since October 20, 1993	Private Investor	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Funds and the parent company of BGFA, the investment adviser of the Master Portfolio.
Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Richard K. Lyons, 42	Trustee since November 16, 2001	Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations	101	Director of Matthews Asian Funds (oversees 6 portfolios).
Leo Soong, 56	Trustee since February 9, 2000	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

    Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by interestholders. During the fiscal year ended December 31, 2002, the Nominating Committee did not hold any meetings.

    The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Master Portfolio's accounting and financial reporting practices, reviewing the results of the annual audits of the Master Portfolio's financial statements and interacting with the Master Portfolio's independent auditors on behalf of the full Board. W. Rodney Hughes serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings.

    Beneficial Equity Ownership Information. As of the date of this Part B, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Master Portfolio beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Master

Portfolios and Family of Investment Companies (as of December 31, 2002)
Interested Trustees and Officers	Dollar Range of Securities in Master Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	0
Independent Trustees
Mary G. F. Bitterman	0	0
Jack S. Euphrat	0	0
W. Rodney Hughes	0	0
Richard K. Lyons	0	D
Leo Soong	0	0

    Ownership of Securities of Certain Entities. As of December 31, 2002, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the placement agent or any entity controlling, controlled by, or under common control with the investment adviser or the placement agent, unless noted above.

    Approval of Investment Advisory Contract. Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve the Master Portfolio's investment advisory contract with BGFA (the "Advisory Contract") annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Advisory Contract. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

    Before approving the Advisory Contract, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Advisory Contract as well as any other servicing relationships between the Master Portfolio and BGFA or its affiliates. The Board analyzed the Master Portfolio's contractual fees, including the investment advisory fee, as well as co-administration and Rule 12b-1 distribution fees, if any.

    The Board also reviewed statistical information regarding the performance and expenses of the Master Portfolio. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Master Portfolio, the Board reviewed the performance information for a group of funds that the BGFA determined was similar to the Master Portfolio ("Peer Group") and an appropriate broad-based market index. The Board then reviewed a comparison of the Master Portfolio's advisory fee, other fees and total expense ratio to other funds in the Peer Group.

    During its review, the Board considered the advisory fees paid by the Master Portfolio as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Master Portfolio. The Board also reviewed information pertaining to the fee structure for the Master Portfolio and considered whether alternative fee structures (i.e. breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Master Portfolio's asset levels.

    In addition, the Board analyzed BGFA's background and services that it provides to the Master Portfolio. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Master Portfolio by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Master Portfolio. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

    Based on the above analysis, the Board determined that the Advisory Contract, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the Master Portfolio; (ii) an analysis of advisory fees paid by the Master Portfolio compared to other similar funds; (iii) the scope of BGFA's background and experience; (iv) and the quality of services provided by BGFA.

    Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and BGIF for their services as Trustees to the Trust and BGIF. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this Part B, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

Compensation Table

For the Calendar Year Ended December 31, 2002

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman Trustee	$12,500	$25,000
Jack S. Euphrat Trustee	$12,500	$25,000
W. Rodney Hughes Trustee	$12,500	$25,000
Lee Kranefuss Trustee	$0	$0
Richard K. Lyons Trustee	$12,500	$90,000
Leo Soong Trustee	$12,500	$25,000

    Code of Ethics. The Trust and BGFA each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Master Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Master Portfolio or investment adviser; (ii) any employee of a Master Portfolio or investment adviser (or any company in a control relationship to a Master Portfolio or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Master Portfolio, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Master Portfolio or investment adviser who obtains information concerning recommendations made to a Master Portfolio regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Master Portfolio. The codes of ethics for the Trust and BGFA are on public file with, and are available from, the SEC.

ITEM 14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

    As of April 1, 2003, the interestholders identified below were known by the Trust to own 5% or more of the outstanding voting interests of the Master Portfolio. Approximate percentages are indicated in the table below:

Name and Address of Interestholder	Percentage of Master Portfolio
BGIF Institutional Money Market Fund 111 Center Street Little Rock, AR 72201	87%
Hewitt Money Market Fund 100 Half Day Road Lincolnshire, IL 60069	5%

        For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that an interestholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Master Portfolio, or is identified as the holder of record of more than 25% of the Master Portfolio and has voting and/or investment powers, it may be presumed to control the Master Portfolio.

ITEM 15. INVESTMENT ADVISORY AND OTHER SERVICES.

    The following information supplements and should be read in conjunction with Item 6 in Part A.

    Investment Adviser. Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio pursuant to an Investment Advisory Contract (the "Advisory Contract") with MIP. The Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days' written notice, by either party and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

    Advisory Fees. BGFA is entitled to receive monthly fees at the annual rate of 0.10% of the average daily net assets of the Master Portfolio as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. For the periods shown below, the Master Portfolio paid to BGFA the following advisory fees, without waivers.

	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
Money Market Master Portfolio	$ 411,596	$ 997,827	$2,521,707

    Administrator. BGI serves as the Master Portfolio's administrator. BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates MIP's Trustees, officers and employees who are affiliated with BGI. In addition, except as outlined below under "Expenses," BGI will be responsible for paying all expenses incurred by the Master Portfolio other than the advisory fees payable to BGFA. BGI is not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI or an affiliate receives advisory fees from the Master Portfolio. BGI has delegated certain of its duties as administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services.

    Placement Agent. SEI Investments Distribution Co. ("SEI") is the placement agent for the Master Portfolio. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI does not receive compensation from the Master Portfolio for acting as placement agent.

    Custodian. IBT currently acts as the Master Portfolio's custodian. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administration services to the Master Portfolio.

    Transfer and Dividend Disbursing Agent. IBT also acts as the Master Portfolio's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). IBT is not entitled to receive compensation for providing such services to the Master Portfolio so long as it receives fees for providing similar services to the funds which invest substantially all of their assets in the Master Portfolio.

    Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses which are borne by the Master Portfolio, BGI has agreed to bear all costs of the Master Portfolio's and MIP's operations. Expenses attributable only to the Master Portfolio shall be charged only against the assets of the Master Portfolio. General expenses of MIP shall be allocated among its portfolios in a manner proportionate to the net assets of each, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

ITEM 16. BROKERAGE ALLOCATION AND OTHER PRACTICES.

    General. BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain brokers or dealers with whom the Master Portfolio may transact business may offer commission rebates to the Master Portfolio. BGFA may consider such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

    Purchases and sales of portfolio securities for the Master Portfolio usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.

    Portfolio Turnover. Because the portfolio of the Master Portfolio consists of securities with relatively short-term maturities, the Master Portfolio expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Master Portfolio since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Master Portfolio usually will not incur brokerage expenses or excessive transaction costs.

    Securities of Regular Broker/Dealers. As of December 31, 2002, the Master Portfolio owned securities of its "regular brokers or dealers" (as defined in the 1940 Act), or their parents, as follows:

	Regular Broker/Dealer or Parent	Amount
Money Market Master Portfolio	Merrill Lynch & Co. Inc.	$ 59,034,834
	JP Morgan Chase Bank	$ 20,000,000
	Morgan Stanley	$153,725,838
	Bayerische Vereinsbank	$ 21,044,526
	Bank of America Corp.	$ 15,006,378
	Credit Suisse First Boston	$ 50,000,000
	Bank of America N.A.	$ 50,003,607

ITEM 17. CAPITAL STOCK AND OTHER SECURITIES.

    Pursuant to MIP's Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Master Portfolio. Investors in the Master Portfolio are entitled to participate pro rata in distributions and, generally, allocations of income, gain, loss, deduction and credit of the Master Portfolio. Under certain circumstances, allocations of tax items to investors will not be made pro rata in accordance with their interests in the Master Portfolio in order to comply with tax rules and regulations applicable to such allocations. Upon liquidation or dissolution of the Master Portfolio, investors are entitled to share pro rata in the Master Portfolio's net assets available for distribution to its investors. Investments in the Master Portfolio have no preference, pre-exemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Master Portfolio may not be transferred. No certificates are issued.

    Each investor is entitled to vote, with respect to matters affecting each of MIP's portfolios, in proportion to the amount of its investment in MIP. Investors in MIP do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in MIP may elect all of the Trustees of MIP if they choose to do so and in such event the other investors in MIP would not be able to elect any Trustee. MIP is not required to hold annual meetings of investors but MIP may hold special meetings of investors when in the judgment of MIP's Trustees it is necessary or desirable to submit matters for an investor vote.

    Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting interests of an investment company, such as MIP, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding interests of the Master Portfolio affected by such matter. Rule 18f-2 further provides that the Master Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of the Master Portfolio in the matter are identical or that the matter does not affect any interest of the Master Portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

ITEM 18. PURCHASE, REDEMPTION AND PRICING OF INTERESTS.

    The following information supplements and should be read in conjunction with Item 7 in Part A.

    Purchase of Interests. Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may only be made by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Payment for interests of the Master Portfolio may, at the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Master Portfolio and must meet the investment objective, policies and limitations of the Master Portfolio as described in the Part A. In connection with an in-kind securities payment, the Master Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Master Portfolio; (ii) are accompanied by satisfactory assurance that the Master Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Master Portfolio; (iv) be in proper form for transfer to the Master Portfolio; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Master Portfolio engaged in the in-kind purchase transaction and must be delivered to the Master Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Interests purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

    Suspension of Redemptions/Purchases. The right of redemption/purchase of Master Portfolio interests may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (including customary weekend and holiday closings), (b) when trading in the markets the Master Portfolio ordinarily utilizes is restricted (i.e. Federal Reserve Bank holidays), or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Master Portfolio's investments or determination of the value of its net assets is not reasonably practicable, or (c) for such other periods as the SEC on by order may permit to protect the Master Portfolio's interestholders.

    Pricing of Securities. The Master Portfolio uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Master Portfolio would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar Master Portfolio that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Master Portfolio's portfolio on a particular day, a prospective investor in the Master Portfolio would be able to obtain a somewhat higher yield than would result from investment in the Master Portfolio using solely market values, and existing Master Portfolio interestholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

    Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Master Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features.

    Fund Closings. The holidays on which the Fund is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

ITEM 19. TAXATION OF THE TRUST.

    MIP is organized as a business trust under Delaware law. Under MIP's current classification for federal income tax purposes, it is intended that the Master Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore, the Master Portfolio will not be subject to any federal income tax. However, each investor's share (as determined in accordance with the governing instruments of MIP) of the Master Portfolio's net income, gains and losses (as determined for federal income tax purposes) generally will be included in determining the investor's federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    The Master Portfolio's taxable year-end is the last day of December. Although the Master Portfolio will not be subject to federal income tax, it will file appropriate federal income tax returns.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Withdrawals by investors from a Master Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (a) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interests in the Master Portfolio prior to the distribution, (b) income or gain will be recognized if the withdrawal is in liquidation of all of the investor's interests in the Master Portfolio and includes a disproportionate share of any "unrealized receivables" or "substantially appreciated inventory, as specially defined in the Code, held by the Master Portfolio, and (c) loss, if realized, will be recognized if the distribution is in liquidation of all of such interests and consists solely of cash and/or unrealized receivables and/or substantially appreciated inventory. The basis of any investor's interests in a Master Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Master Portfolio, increased by the investor's share of income from the Master Portfolio and decreased by the amount of any cash distributions, the basis of any property distributed from the Master Portfolio and tax losses allocated to the investor.

    Some of the Master Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investment in certain financial instruments, such as options, futures contracts, forward contracts and original issue discount and market discount obligations, may require annual recognition of unrealized income and losses. The tax treatment of other investments may be unsettled, such as investments in notional principal contracts or similar instruments. Transactions that are treated as "straddles" may affect the character and/or time of recognizing other gains and losses of the Master Portfolio. If the Master Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

    The foregoing is not an exhaustive presentation of all tax issues relevant to an investment in the Master Portfolio. Accordingly, investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Master Portfolio.

ITEM 20. UNDERWRITERS.

    The exclusive placement agent for MIP is SEI, which receives no compensation from the Master Portfolio for serving in this capacity. Registered broker/dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trust and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the 1933 Act, may continuously invest in the Master Portfolio of MIP.

ITEM 21. CALCULATIONS OF PERFORMANCE DATA.

    Not applicable.

ITEM 22. FINANCIAL STATEMENTS.

    PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, CA 94105, serves as the independent auditors of the Trust. PwC provides audit and tax services, as well as assistance consultation with the review of certain SEC filing. The audited financial statements, including the portfolio of investments, and independent auditors' report for the Master Portfolio for the fiscal year ended December 31, 2002 are hereby incorporated by reference to BGIF's Annual Report (SEC File No. 811-7332) as filed with the SEC on March 5, 2003. The audited financial statements for the Master Portfolio are attached to all Part Bs delivered to interestholders or prospective interestholders.

APPENDIX

Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch"):

S&P Bond Ratings

"AAA"

Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

S&P Commercial Paper Ratings

The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's Bond Ratings

"Aaa"

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"

Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Moody's Commercial Paper Ratings

The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

MASTER INVESTMENT PORTFOLIO

PRIME MONEY MARKET MASTER PORTFOLIO

PART B -- STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

ITEM 10. COVER PAGE.

    Master Investment Portfolio ("MIP," or the "Trust") is an open-end, management investment company. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This Part B is not a prospectus and should be read in conjunction with MIP's Part A, also dated May 1, 2003. All terms used in this Part B that are defined in Part A have the meanings assigned in Part A. A copy of Part A may be obtained without charge by writing Master Investment Portfolio, c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956. MIP's Registration Statement may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C.

ITEM 11. TRUST HISTORY.

    MIP is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is Part B for the Prime Money Market Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes a holder of beneficial interests (an "interestholder") of the Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. Investment companies that hold beneficial interests in the Master Portfolio are sometimes referred to herein as "feeder funds."

ITEM 12. DESCRIPTION OF THE MASTER PORTFOLIO AND ITS INVESTMENTS AND RISKS.

    The following information supplements and should be read in conjunction with Item 4 in Part A.

    Investment Objective. The Master Portfolio's investment objective is set forth in Item 4, "Investment Objectives, Principal Strategies and Related Risks," of Part A. The Master Portfolio's investment objective is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The investment objective and policies of the Master Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the Master Portfolio's investment objective will be achieved.

Investment Restrictions

    Fundamental Investment Restrictions. The Master Portfolio has adopted investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:

(1)

Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC") or its staff);

(2)

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(3)

Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(4)

Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

(5)	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;
(6)

Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies, or

(7)

Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

    With respect to paragraph 5, the 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 7, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

    Non-Fundamental Investment Restrictions. The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Trustees of MIP, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.
(1)

The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2)

The Master Portfolio may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3)

The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4)	The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.
(5)

The Master Portfolio may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Master Portfolio may purchase securities with put rights in order to maintain liquidity.

(6)

The Master Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

(7)

The Master Portfolio may not make investments for the purpose of exercising control or management; provided that the Master Portfolio may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio, without regard to the limitations set forth in this paragraph.

Portfolio Securities

General.

    The assets of the Master Portfolio consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average portfolio maturity of the Master Portfolio may not exceed 90 days. Under normal circumstances, the Master Portfolio expects to maintain a dollar-weighted average portfolio maturity of less than 60 days. The securities in which the Master Portfolio may invest may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Master Portfolio's investment objective will be realized as described in the Master Portfolio's Prospectus.

Asset-Backed Securities.

    The Master Portfolio may purchase asset-backed securities (including asset-backed commercial paper), which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made regularly, thus in effect "passing through" payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Master Portfolio may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

Bank Obligations.

    The Master Portfolio may invest in bank obligations which include, but are not limited to, negotiable certificates of deposit ("CDs"), bankers' acceptances and fixed time deposits. The Master Portfolio also may invest in high-quality short-term obligations of foreign branches of U.S. banks, U.S. branches of foreign banks or foreign branches of foreign banks that are denominated in and pay interest in U.S. dollars.

    Fixed time deposits are obligations of U.S. banks, foreign branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have an established market, there are no contractual restrictions on the Master Portfolio's right to transfer a beneficial interest in the deposit to a third party. It is the policy of the Master Portfolio not to invest more than 10% of the value of its net assets in repurchase agreements with more than seven days to maturity, or in illiquid securities such as fixed time deposits subject to withdrawal penalties, other than overnight deposits.

    Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper and Short-Term Corporate Debt Instruments.

    The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are deemed appropriate by Barclays Global Fund Advisors ("BGFA") in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default. Neither event will require an immediate sale of such security by the Master Portfolio provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Master Portfolio's interestholders' best interests.

Floating- and Variable-Rate Obligations.

    The Master Portfolio may purchase floating- and variable-rate obligations as described in the Part A. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio. The Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

Foreign Obligations.

    Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

    The Master Portfolio may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Master Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Master Portfolio may sell these securities before the settlement date if it is deemed advisable. The Master Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

    Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Master Portfolio's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Master Portfolio to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Funding Agreements.

    The Master Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Master Portfolio will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

    The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Master Portfolio may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Master Portfolio's assets than if the value were based on available market quotations.

Illiquid Securities.

    The Master Portfolio may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Master Portfolio.

Investment Company Securities.

    The Master Portfolio may invest in shares of other open-end investment companies including investment companies that are affiliated with the Master Portfolio and its adviser, BGFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act. The Master Portfolio may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act.

Letters of Credit.

    Certain debt obligations, certificates of participation, commercial paper and other short-term obligations which the Master Portfolio is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, be of investment quality comparable to other permitted investments of the Master Portfolio.

Loan Participation Agreements.

    The Master Portfolio may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Master Portfolio derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Master Portfolio may invest. Any participation purchased by a Master Portfolio must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

    Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Master Portfolio to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Master Portfolio could be subject to delays, expenses, and risks which are greater than those that would have been involved if the Master Portfolio had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Master Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Master Portfolio also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

    The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Master Portfolio may be treated as illiquid. If a loan participation is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Master Portfolio's assets than if the value were based on available market quotations.

Loans of Portfolio Securities.

    Pursuant to guidelines approved by MIP's Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

    The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

    Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolio's investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions. The Master Portfolio does not currently intend to lend its portfolio securities.

Municipal Obligations.

    The Master Portfolio may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

    The Master Portfolio will invest in 'high-quality' long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 13 months.

Participation Interests.

    The Master Portfolio may invest in participation interests in any type of security in which the Master Portfolio may invest. A participation interest gives the Master Portfolio an undivided interest in the underlying securities in the proportion that the Master Portfolio's participation interest bears to the total principal amount of the underlying securities.

Pass-Through Obligations.

    Certain of the debt obligations in which the Master Portfolio may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Master Portfolio investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.

Privately Issued Securities.

    It is possible that unregistered securities, purchased by the Master Portfolio in reliance upon Rule 144A under the 1933 Act, could have the effect of increasing the level of the Master Portfolio's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Repurchase Agreements.

    The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Master Portfolio under a repurchase agreement will be held in a segregated account at a bank. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Master Portfolio under the 1940 Act

Unrated Investments.

    The Master Portfolio may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Master Portfolio, if they are purchased in accordance with the Master Portfolio's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Trustees of the purchase of unrated securities. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require an immediate sale of such security by the Master Portfolio provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Master Portfolio's interestholder's best interests.

    To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Part A and in this Part B. The ratings of NRSROs are more fully described in the Part B Appendix.

    To the extent that the Master Portfolio (or a feeder fund that invests in the Master Portfolio) seeks to be rated by an independent rating agency, the Master Portfolio will only invest in unrated securities in accordance with the procedures of the independent rating agency.

    U.S. Government Obligations. The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

ITEM 13. MANAGEMENT OF THE TRUST.

    The following information supplements and should be read in conjunction with the Part A section entitled "Management, Organization and Capital Structure." The Board of Trustees is responsible for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

Interested Trustees & Officers

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** 41	Trustee since November 16, 2001, President and Chief Executive Officer	Chief Executive Officer of the Individual Investors Business of Barclays Global Investors, N.A.	25	None
Michael A. Latham, 38	Secretary, Treasurer and Chief Financial Officer

Director of Mutual Fund Delivery of the Individual Investors Business of Barclays Global Investors, N.A. (since 2000); Head of Operations, BGI Europe (1997-2000); Manager of Portfolio Accounting Group (1994-1997).

			N/A	None

Independent Trustees

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 58	Trustee since November 16, 2001	President and Chief Executive Office of The James Irvine Foundation (non-profit foundation); President and Chief Executive Officer of KQED, Inc. (public television and radio) from 1993-2002.	25	Director, Bank of Hawaii
Jack S. Euphrat, 80	Trustee since October 20, 1993	Private Investor	25	None
W. Rodney Hughes, 76	Trustee since October 20, 1993	Private Investor	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Funds and the parent company of BGFA, the investment adviser of the Master Portfolio.
Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Richard K. Lyons, 42	Trustee since November 16, 2001	Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations	101	Director of Matthews Asian Funds (oversees 6 portfolios).
Leo Soong, 56	Trustee since February 9, 2000	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

    Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by interestholders. During the fiscal year ended December 31, 2002, the Nominating Committee did not hold any meetings.

    The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Master Portfolio's accounting and financial reporting practices, reviewing the results of the annual audits of the Master Portfolio's financial statements and interacting with the Master Portfolio's independent auditors on behalf of the full Board. W. Rodney Hughes serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings.

    Beneficial Equity Ownership Information. As of the date of this Part B, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Master Portfolio beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Master

Portfolios and Family of Investment Companies (as of December 31, 2002)
Interested Trustees and Officers	Dollar Range of Securities in Master Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	0
Independent Trustees
Mary G. F. Bitterman	0	0
Jack S. Euphrat	0	0
W. Rodney Hughes	0	0
Richard K. Lyons	0	D
Leo Soong	0	0

    Ownership of Securities of Certain Entities. As of December 31, 2002, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the placement agent or any entity controlling, controlled by, or under common control with the investment adviser or the placement agent, unless noted above.

    Approval of Investment Advisory Contract. Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve the Master Portfolio's investment advisory contract with BGFA (the "Advisory Contract") annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Advisory Contract. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

    Before approving the Advisory Contract, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Advisory Contract as well as any other servicing relationships between the Master Portfolio and BGFA or its affiliates. The Board analyzed the Master Portfolio's contractual fees, including the investment advisory fee, as well as co-administration and Rule 12b-1 distribution fees, if any.

    The Board also reviewed statistical information regarding the performance and expenses of the Master Portfolio. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Master Portfolio, the Board reviewed the performance information for a group of funds that the BGFA determined was similar to the Master Portfolio ("Peer Group") and an appropriate broad-based market index. The Board then reviewed a comparison of the Master Portfolio's advisory fee, other fees and total expense ratio to other funds in the Peer Group.

    During its review, the Board considered the advisory fees paid by the Master Portfolio as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Master Portfolio. The Board also reviewed information pertaining to the fee structure for the Master Portfolio and considered whether alternative fee structures (i.e. breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Master Portfolio's asset levels.

    In addition, the Board analyzed BGFA's background and services that it provides to the Master Portfolio. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Master Portfolio by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Master Portfolio. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

    Based on the above analysis, the Board determined that the Advisory Contract, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the Master Portfolio; (ii) an analysis of advisory fees paid by the Master Portfolio compared to other similar funds; (iii) the scope of BGFA's background and experience; (iv) and the quality of services provided by BGFA.

    Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and BGIF for their services as Trustees to the Trust and BGIF. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this SAI, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

Compensation Table

For the Calendar Year Ended December 31, 2002

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman Trustee	$12,500	$25,000
Jack S. Euphrat Trustee	$12,500	$25,000
W. Rodney Hughes Trustee	$12,500	$25,000
Lee Kranefuss Trustee	$0	$0
Richard K. Lyons Trustee	$12,500	$90,000
Leo Soong Trustee	$12,500	$25,000

    Code of Ethics. The Trust and BGFA each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Master Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Master Portfolio or investment adviser; (ii) any employee of a Master Portfolio or investment adviser (or any company in a control relationship to a Master Portfolio or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Master Portfolio, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Master Portfolio or investment adviser who obtains information concerning recommendations made to a Master Portfolio regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Master Portfolio. The codes of ethics for the Trust and BGFA are on public file with, and are available from, the SEC.

ITEM 14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

    As of April 1, 2003, there are no interestholders known by the Trust to own 5% or more of the outstanding voting interests of the Master Portfolio.

ITEM 15. INVESTMENT ADVISORY AND OTHER SERVICES.

The following information supplements and should be read in conjunction with Item 6 in Part A.

    Investment Adviser. Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio pursuant to an Investment Advisory Contract (the "Advisory Contract") with MIP. The Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days' written notice, by either party and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

    Advisory Fees. BGFA is entitled to receive monthly fees at the annual rate of 0.10% of the average daily net assets of the Master Portfolio as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

    Administrator. BGI serves as the Master Portfolio's administrator. BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates MIP's Trustees, officers and employees who are affiliated with BGI. In addition, except as outlined below under "Expenses," BGI will be responsible for paying all expenses incurred by the Master Portfolio other than the advisory fees payable to BGFA. BGI is not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI or an affiliate receives advisory fees from the Master Portfolio. BGI has delegated certain of its duties as administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services.

    Placement Agent. SEI Investments Distribution Co. ("SEI") is the placement agent for the Master Portfolio. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI does not receive compensation from the Master Portfolio for acting as placement agent.

    Custodian. IBT currently acts as the Master Portfolio's custodian. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administration services to the Master Portfolio.

    Transfer and Dividend Disbursing Agent. IBT also acts as the Master Portfolio's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). IBT is not entitled to receive compensation for providing such services to the Master Portfolio so long as it receives fees for providing similar services to the funds which invest substantially all of their assets in the Master Portfolio.

    Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses which are borne by the Master Portfolio, BGI has agreed to bear all costs of the Master Portfolio's and MIP's operations. Expenses attributable only to the Master Portfolio shall be charged only against the assets of the Master Portfolio. General expenses of MIP shall be allocated among its portfolios in a manner proportionate to the net assets of each, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

ITEM 16. BROKERAGE ALLOCATION AND OTHER PRACTICES.

    General. BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain brokers or dealers with whom the Master Portfolio may transact business may offer commission rebates to the Master Portfolio. BGFA may consider such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

    Purchases and sales of portfolio securities for the Master Portfolio usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.

    Portfolio Turnover. Because the portfolio of the Master Portfolio consists of securities with relatively short-term maturities, the Master Portfolio expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Master Portfolio since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Master Portfolio usually will not incur brokerage expenses or excessive transaction costs.

    Securities of Regular Broker/Dealers. As of December 31, 2002, the Master Portfolio owned no securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act.

ITEM 17. CAPITAL STOCK AND OTHER SECURITIES.

    Pursuant to MIP's Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Master Portfolio. Investors in the Master Portfolio are entitled to participate pro rata in distributions and, generally, allocations of income, gain, loss, deduction and credit of the Master Portfolio. Under certain circumstances, allocations of tax items to investors will not be made pro rata in accordance with their interests in the Master Portfolio in order to comply with tax rules and regulations applicable to such allocations. Upon liquidation or dissolution of the Master Portfolio, investors are entitled to share pro rata in the Master Portfolio's net assets available for distribution to its investors. Investments in the Master Portfolio have no preference, pre-exemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Master Portfolio may not be transferred. No certificates are issued.

    Each investor is entitled to vote, with respect to matters affecting each of MIP's portfolios, in proportion to the amount of its investment in MIP. Investors in MIP do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in MIP may elect all of the Trustees of MIP if they choose to do so and in such event the other investors in MIP would not be able to elect any Trustee. MIP is not required to hold annual meetings of investors but MIP may hold special meetings of investors when in the judgment of MIP's Trustees it is necessary or desirable to submit matters for an investor vote.

    Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting interests of an investment company, such as MIP, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding interests of the Master Portfolio affected by such matter. Rule 18f-2 further provides that the Master Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of the Master Portfolio in the matter are identical or that the matter does not affect any interest of the Master Portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

ITEM 18. PURCHASE, REDEMPTION AND PRICING OF INTERESTS.

    The following information supplements and should be read in conjunction with Item 7 in Part A.

    Purchase of Interests. Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may only be made by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Payment for interests of the Master Portfolio may, at the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Master Portfolio and must meet the investment objective, policies and limitations of the Master Portfolio as described in the Part A. In connection with an in-kind securities payment, the Master Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Master Portfolio; (ii) are accompanied by satisfactory assurance that the Master Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Master Portfolio; (iv) be in proper form for transfer to the Master Portfolio; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Master Portfolio engaged in the in-kind purchase transaction and must be delivered to the Master Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Interests purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

    Suspension of Redemptions/Purchases. The right of redemption/purchase of Master Portfolio interests may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (including customary weekend and holiday closings), (b) when trading in the markets the Master Portfolio ordinarily utilizes is restricted (i.e. Federal Reserve Bank holidays), or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Master Portfolio's investments or determination of the value of its net assets is not reasonably practicable, or (c) for such other periods as the SEC on by order may permit to protect the Master Portfolio's interestholders.

    Pricing of Securities. The Master Portfolio uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Master Portfolio would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar Master Portfolio that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Master Portfolio's portfolio on a particular day, a prospective investor in the Master Portfolio would be able to obtain a somewhat higher yield than would result from investment in the Master Portfolio using solely market values, and existing Master Portfolio interestholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

    Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Master Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features.

    Fund Closings. The holidays on which the Fund is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

ITEM 19. TAXATION OF THE TRUST.

    MIP is organized as a business trust under Delaware law. Under MIP's current classification for federal income tax purposes, it is intended that the Master Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore, the Master Portfolio will not be subject to any federal income tax. However, each investor's share (as determined in accordance with the governing instruments of MIP) of the Master Portfolio's net income, gains and losses (as determined for federal income tax purposes) generally will be included in determining the investor's federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    The Master Portfolio's taxable year-end is the last day of December. Although the Master Portfolio will not be subject to federal income tax, it will file appropriate federal income tax returns.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Withdrawals by investors from a Master Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (a) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interests in the Master Portfolio prior to the distribution, (b) income or gain will be recognized if the withdrawal is in liquidation of all of the investor's interests in the Master Portfolio and includes a disproportionate share of any "unrealized receivables" or "substantially appreciated inventory, as specially defined in the Code, held by the Master Portfolio, and (c) loss, if realized, will be recognized if the distribution is in liquidation of all of such interests and consists solely of cash and/or unrealized receivables and/or substantially appreciated inventory. The basis of any investor's interests in a Master Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Master Portfolio, increased by the investor's share of income from the Master Portfolio and decreased by the amount of any cash distributions, the basis of any property distributed from the Master Portfolio and tax losses allocated to the investor.

    Some of the Master Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investment in certain financial instruments, such as options, futures contracts, forward contracts and original issue discount and market discount obligations, may require annual recognition of unrealized income and losses. The tax treatment of other investments may be unsettled, such as investments in notional principal contracts or similar instruments. Transactions that are treated as "straddles" may affect the character and/or time of recognizing other gains and losses of the Master Portfolio. If the Master Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

    The foregoing is not an exhaustive presentation of all tax issues relevant to an investment in the Master Portfolio. Accordingly, investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Master Portfolio.

ITEM 20. UNDERWRITERS.

    The exclusive placement agent for MIP is SEI, which receives no compensation from the Master Portfolio for serving in this capacity. Registered broker/dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trust and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the 1933 Act, may continuously invest in the Master Portfolio of MIP.

ITEM 21. CALCULATIONS OF PERFORMANCE DATA.

    Not applicable.

ITEM 22. FINANCIAL STATEMENTS.

    PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, CA 94105, currently serves as the independent auditors of the Trust. PwC provides audit and tax services, as well as assistance consultation with the review of certain SEC filing.

APPENDIX

Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch"):

S&P Bond Ratings

"AAA"

Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

S&P Commercial Paper Ratings

The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's Bond Ratings

"Aaa"

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"

Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Moody's Commercial Paper Ratings

The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

MASTER INVESTMENT PORTFOLIO

RUSSELL 2000 INDEX MASTER PORTFOLIO

PART B -- STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

ITEM 10. COVER PAGE AND TABLE OF CONTENTS.

    Master Investment Portfolio ("MIP," or the "Trust") is an open-end, management investment company. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This Part B is not a prospectus and should be read in conjunction with MIP's Part A, also dated May 1, 2002. All terms used in this Part B that are defined in Part A have the meanings assigned in Part A. A copy of Part A may be obtained without charge by writing Master Investment Portfolio, c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956. MIP's Registration Statement may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C.

ITEM 11. TRUST HISTORY.

    MIP is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is Part B for the Russell 2000 Index Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes a holder of beneficial interests (an "interestholder") of the Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. Investment companies that hold beneficial interests in the Master Portfolio are sometimes referred to herein as "feeder funds."

ITEM 12. DESCRIPTION OF THE MASTER PORTFOLIO AND ITS INVESTMENTS AND RISKS.

    The following information supplements and should be read in conjunction with Item 4 in Part A.

    Investment Objectives. The Master Portfolio's investment objective is set forth in Item 4, "Investment Objectives, Principal Strategies and Related Risks," of Part A. The Master Portfolio's investment objective is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The objective and policies of the Master Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the investment objectives of the Master Portfolio will be achieved.

Investment Restrictions.

    Fundamental Investment Restrictions. The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff); and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the Russell 2000 Index becomes concentrated approximately to the same degree during the same period.

(2) Purchase securities of any issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3) Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(4) Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(5) Make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Master Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting.

(7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(8) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

    With respect to paragraph 3, the 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

    Non-Fundamental Investment Restrictions. The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

(1) The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2) The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) The Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the Russell 2000 Index. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Portfolio Securities

Floating- and Variable-Rate Obligations.

    The Master Portfolio may purchase floating- and variable-rate obligations as described in the Prospectus. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio. The Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

    The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

    Futures Contracts and Options Transactions. The Master Portfolio may enter into futures contracts and may purchase and write options thereon. Upon exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Master Portfolio.

    In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolio will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

    Index Swaps. The Master Portfolio may enter into index swaps in pursuit of its investment objective. Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

    The use of index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.

    Stock Index Futures and Options on Stock Index Futures. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Master Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

    Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its prospectus.

Illiquid Securities.

    The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Initial Public Offerings.

    Although it is not a principal investment strategy of the Master Portfolio, the Master Portfolio may purchase shares issued in initial public offerings ("IPOs") in anticipation of such shares becoming part of the Russell 2000 Index. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which creates a greater potential for the value of their securities to be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particular volatile at the time of its IPO and for a period thereafter. Because of the nature of IPOs and the fact that such securities may not be part of the Russell 2000 Index at the time of the Master Portfolio's purchase, the Master Portfolio's investments in IPOs may cause its performance to track the Russell 2000 Index less closely.

Investment Companies and Exchange Traded Funds.

    The Master Portfolio may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its advisor, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company and (iii) 10% of the Master Portfolio's total assets with respect to all such companies in the aggregate. The Master Portfolio has obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of MIP, Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

    The Master Portfolio may purchase shares of exchange-traded funds ("ETFs"). Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of its assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, the Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

    An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Loans of Portfolio Securities.

    Pursuant to guidelines approved by MIP's Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

    The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

    Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolio's investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Repurchase Agreements.

    The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Master Portfolio under the 1940 Act.

Short-Term Instruments and Temporary Investments.

    The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of interestholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

    Bank Obligations. The Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

    U.S. Government Obligations. The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

ITEM 13. MANAGEMENT OF THE TRUST.

    The following information supplements and should be read in conjunction with the Part A section entitled "Management, Organization and Capital Structure." The Board of Trustees is responsible for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

Interested Trustees & Officers

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** 41	Trustee since November 16, 2001, President and Chief Executive Officer	Chief Executive Officer of the Individual Investors Business of Barclays Global Investors, N.A.	25	None
Michael A. Latham, 38	Secretary, Treasurer and Chief Financial Officer

Director of Mutual Fund Delivery of the Individual Investors Business of Barclays Global Investors, N.A. (since 2000); Head of Operations, BGI Europe (1997-2000); Manager of Portfolio Accounting Group (1994-1997).

			N/A	None

Independent Trustees

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 58	Trustee since November 16, 2001	President and Chief Executive Office of The James Irvine Foundation (non-profit foundation); President and Chief Executive Officer of KQED, Inc. (public television and radio) from 1993-2002.	25	Director, Bank of Hawaii
Jack S. Euphrat, 80	Trustee since October 20, 1993	Private Investor	25	None
W. Rodney Hughes, 76	Trustee since October 20, 1993	Private Investor	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Funds and the parent company of BGFA, the investment adviser of the Master Portfolio.
Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Richard K. Lyons, 42	Trustee since November 16, 2001	Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations	101	Director of Matthews Asian Funds (oversees 6 portfolios).
Leo Soong, 56	Trustee since February 9, 2000	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

    Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by interestholders. During the fiscal year ended December 31, 2002, the Nominating Committee did not hold any meetings.

    The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Master Portfolio's accounting and financial reporting practices, reviewing the results of the annual audits of the Master Portfolio's financial statements and interacting with the Master Portfolio's independent auditors on behalf of the full Board. W. Rodney Hughes serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings.

    Beneficial Equity Ownership Information. As of the date of this Part B, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Master Portfolio beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Master

Portfolios and Family of Investment Companies (as of December 31, 2002)
Interested Trustees and Officers	Dollar Range of Securities in Master Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	0
Independent Trustees
Mary G. F. Bitterman	0	0
Jack S. Euphrat	0	0
W. Rodney Hughes	0	0
Richard K. Lyons	0	D
Leo Soong	0	0

    Ownership of Securities of Certain Entities. As of December 31, 2002, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the placement agent or any entity controlling, controlled by, or under common control with the investment adviser or the placement agent, unless noted above.

    Approval of Investment Advisory Contract. Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve the Master Portfolio's investment advisory contract with BGFA (the "Advisory Contract") annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Advisory Contract. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

    Before approving the Advisory Contract, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Advisory Contract as well as any other servicing relationships between the Master Portfolio and BGFA or its affiliates. The Board analyzed the Master Portfolio's contractual fees, including the investment advisory fee, as well as co-administration and Rule 12b-1 distribution fees, if any.

    The Board also reviewed statistical information regarding the performance and expenses of the Master Portfolio. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Master Portfolio, the Board reviewed the performance information for a group of funds that the BGFA determined was similar to the Master Portfolio ("Peer Group") and an appropriate broad-based market index. The Board then reviewed a comparison of the Master Portfolio's advisory fee, other fees and total expense ratio to other funds in the Peer Group.

    During its review, the Board considered the advisory fees paid by the Master Portfolio as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Master Portfolio. The Board also reviewed information pertaining to the fee structure for the Master Portfolio and considered whether alternative fee structures (i.e. breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Master Portfolio's asset levels.

    In addition, the Board analyzed BGFA's background and services that it provides to the Master Portfolio. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Master Portfolio by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Master Portfolio. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

    Based on the above analysis, the Board determined that the Advisory Contract, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the Master Portfolio; (ii) an analysis of advisory fees paid by the Master Portfolio compared to other similar funds; (iii) the scope of BGFA's background and experience; (iv) and the quality of services provided by BGFA.

    Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and BGIF for their services as Trustees to the Trust and BGIF. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this Part B, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

Compensation Table

For the Calendar Year Ended December 31, 2002

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman Trustee	$12,500	$25,000
Jack S. Euphrat Trustee	$12,500	$25,000
W. Rodney Hughes Trustee	$12,500	$25,000
Lee Kranefuss Trustee	$0	$0
Richard K. Lyons Trustee	$12,500	$90,000
Leo Soong Trustee	$12,500	$25,000

    Code of Ethics. The Trust and BGFA each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Master Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Master Portfolio or investment adviser; (ii) any employee of a Master Portfolio or investment adviser (or any company in a control relationship to a Master Portfolio or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Master Portfolio, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Master Portfolio or investment adviser who obtains information concerning recommendations made to a Master Portfolio regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Master Portfolio. The codes of ethics for the Trust and BGFA are on public file with, and are available from, the SEC.

ITEM 14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

    As of April 1, 2003, the interestholders identified below were known by the Trust to own 5% or more of the outstanding voting interests of the Master Portfolio. Approximate percentages are indicated in the table below:

Name and Address of Interestholder	Percentage of Master Portfolio
State Farm Russell 2000 Index Fund One State Farm Plaza Bloomington, IL 61710	84%
E*Trade Russell 2000 Index Fund 4500 Bohannon Drive Menlo Park, CA 94025	16%

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that an interestholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Master Portfolio, or is identified as the holder of record of more than 25% of the Master Portfolio and has voting and/or investment powers, it may be presumed to control the Master Portfolio.

ITEM 15. INVESTMENT ADVISORY AND OTHER SERVICES.

    The following information supplements and should be read in conjunction with Item 6 in Part A.

    Investment Adviser. Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio pursuant to an Advisory Contract with MIP. As to the Master Portfolio, the Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to the Master Portfolio, the Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The Advisory Contract will terminate automatically, as to the Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

    Advisory Fees. BGFA is entitled to receive monthly fees at the annual rate of 0.08% of the average daily net assets of the Master Portfolio as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. For the periods shown below, the Master Portfolio paid to BGFA the following advisory fees, without waivers.

	Period from 12/19/2000* to 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
Russell 2000 Index Master Portfolio	$ 1,203	$ 48,778	$57,447

_____________________

* The Master Portfolio commenced operations on December 19, 2000.

    Administrator. BGI serves as the Master Portfolio's administrator. BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates MIP's Trustees, officers and employees who are affiliated with BGI. In addition, except as outlined below under "Expenses," BGI will be responsible for paying all expenses incurred by the Master Portfolio other than the advisory fees payable to BGFA. BGI has delegated certain of its duties as administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services.

    BGI is entitled to receive a monthly fee, in the aggregate, at an annual rate of 0.02% of the average daily net assets of the Master Portfolio for providing administrative services and assuming expenses. Prior to April 1, 2002, BGI and Stephens Inc. served as co-administrators of the Master Portfolio. For the periods shown below, the Master Portfolio paid BGI and Stephens Inc. the following co-administration fees, without waivers.

	Period from 12/19/2000 to 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
Russell 2000 Index Master Portfolio	$ 301	$ 12,194	$14,362

    Placement Agent. SEI Investments Distribution Co. ("SEI") is the placement agent for the Master Portfolio. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI does not receive compensation from the Master Portfolio for acting as placement agent.

    Custodian. IBT acts as the Master Portfolio's custodian. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. IBT is not entitled to receive compensation for its custodial services so long as it receives compensation for providing sub-administration services to the Master Portfolios.

    Transfer and Dividend Disbursing Agent. IBT also acts as the Master Portfolio's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). IBT is not entitled to receive compensation for providing such services to the Master Portfolio so long as it receives fees for providing similar services to the funds which invest substantially all of their assets in the Master Portfolio.

    Expenses. Except for extraordinary expenses, brokerage and other expenses connected with to the execution of portfolio transactions and certain other expenses which are borne by the Master Portfolio, BGI has agreed to bear all costs of the Master Portfolio's and MIP's operations. Expenses attributable only to the Master Portfolio shall be charged only against the assets of the Master Portfolio. General expenses of MIP shall be allocated among its portfolios in a manner proportionate to the net assets of each, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

ITEM 16. BROKERAGE ALLOCATION AND OTHER PRACTICES.

    General. BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

    Brokerage Commissions. For the periods shown below, the Master Portfolio paid the following brokerage commissions, including commissions paid to Barclays Global Investors Services ("BGIS"), an affiliate of BGFA.

	Period from 12/19/2000 to 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
Commissions Paid to Non-Affiliates	$ 1,062	$ 55,200	$56,650
Commissions Paid to BGIS	$ 43,764	$ 16	$_____0
Total Brokerage Commissions Paid	$ 44,826	$ 55,216	$56,650

&#    Securities of Regular Brokers/Dealers. As of December 31, 2002, the Master Portfolio owned no securities of its "regular brokers or dealers" (as defined in the 1940 Act), or their parents.

ITEM 17. CAPITAL STOCK AND OTHER SECURITIES.

    Pursuant to MIP's Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Master Portfolio. Investors in the Master Portfolio are entitled to participate pro rata in distributions and, generally, allocations of income, gain, loss, deduction and credit of the Master Portfolio. Under certain circumstances, allocations of tax items to investors will not be made pro rata in accordance with their interests in the Master Portfolio in order to comply with tax rules and regulations applicable to such allocations. Upon liquidation or dissolution of the Master Portfolio, investors are entitled to share pro rata in the Master Portfolio's net assets available for distribution to its investors. Investments in the Master Portfolio have no preference, pre-exemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Master Portfolio may not be transferred. No certificates are issued.

    Each investor is entitled to vote, with respect to matters affecting each of MIP's portfolios, in proportion to the amount of its investment in MIP. Investors in MIP do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in MIP may elect all of the Trustees of MIP if they choose to do so and in such event the other investors in MIP would not be able to elect any Trustee. MIP is not required to hold annual meetings of investors but MIP may hold special meetings of investors when in the judgment of MIP's Trustees it is necessary or desirable to submit matters for an investor vote.

    Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting interests of an investment company, such as MIP, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding interests of each Master Portfolio affected by such matter. Rule 18f-2 further provides that a Master Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such Master Portfolio in the matter are identical or that the matter does not affect any interest of such Master Portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

ITEM 18. PURCHASE, REDEMPTION AND PRICING OF INTERESTS.

    The following information supplements and should be read in conjunction with Item 7 in Part A.

    Purchase of Interests. Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may only be made by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Payment for interests of the Master Portfolio may, at the discretion of the adviser, be made in the form of securities that are permissible investments for the Master Portfolio and must meet the investment objective, policies and limitations of the Master Portfolio as described in the Part A. In connection with an in-kind securities payment, the Master Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Master Portfolio; (ii) are accompanied by satisfactory assurance that the Master Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Master Portfolio; (iv) be in proper form for transfer to the Master Portfolio; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Master Portfolio engaged in the in-kind purchase transaction and must be delivered to such Master Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Interests purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

    Suspension of Redemptions. The right of redemption of Master Portfolio interests may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Master Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Master Portfolio's investments or determination of the value of its net assets is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Master Portfolio's interestholders.

    Pricing of Securities. The securities of the Master Portfolio are valued as discussed below. Securities for which the primary market is a national securities or commodities exchange are valued at last sale prices. The securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price on the valuation day. Securities that are traded primarily on foreign securities or commodities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt instruments with maturities of 60 days or less are carried at amortized cost, which approximates value. Any other securities or assets generally are valued at the preceding closing values of such securities on their respective exchanges. When a significant event occurs subsequent to the time a value is established as described above that is likely to change such value, then the fair value of those securities is determined by BGFA in accordance with guidelines approved by MIP's Board of Trustees. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining the value of the Master Portfolio's interests.

    Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by BGFA in accordance with guidelines approved by MIP's Board of Trustees. BGFA and MIP's Board of Trustees periodically review the method of valuation. In making its good faith valuation of restricted securities, BGFA generally takes the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount is revised periodically if it is believed that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by MIP's Board of Trustees or its delegates.

    New York Stock Exchange Closings. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ITEM 19. TAXATION OF THE TRUST.

    MIP is organized as a business trust under Delaware law. Under MIP's current classification for federal income tax purposes, it is intended that the Master Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore, the Master Portfolio will not be subject to any federal income tax. However, each investor's share (as determined in accordance with the governing instruments of MIP) of the Master Portfolio's net income, gains and losses (as determined for federal income tax purposes) generally will be included in determining the investor's federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    The Master Portfolio's taxable year-end is the last day of December. Although the Master Portfolio will not be subject to federal income tax, it will file appropriate federal income tax returns.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Withdrawals by investors from a Master Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (a) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interests in the Master Portfolio prior to the distribution, (b) income or gain will be recognized if the withdrawal is in liquidation of all of the investor's interests in the Master Portfolio and includes a disproportionate share of any "unrealized receivables" or "substantially appreciated inventory, as specially defined in the Code, held by the Master Portfolio, and (c) loss, if realized, will be recognized if the distribution is in liquidation of all of such interests and consists solely of cash and/or unrealized receivables and/or substantially appreciated inventory. The basis of any investor's interests in a Master Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Master Portfolio, increased by the investor's share of income from the Master Portfolio and decreased by the amount of any cash distributions, the basis of any property distributed from the Master Portfolio and tax losses allocated to the investor.

    Some of the Master Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investment in certain financial instruments, such as options, futures contracts, forward contracts and original issue discount and market discount obligations, may require annual recognition of unrealized income and losses. The tax treatment of other investments may be unsettled, such as investments in notional principal contracts or similar instruments. Transactions that are treated as "straddles" may affect the character and/or time of recognizing other gains and losses of the Master Portfolio. If the Master Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

    The foregoing is not an exhaustive presentation of all tax issues relevant to an investment in the Master Portfolio. Accordingly, investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Master Portfolio.

ITEM 20. UNDERWRITERS.

    The exclusive placement agent for MIP is SEI, which receives no compensation from the Master Portfolio for serving in this capacity. Registered broker/dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trust and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the 1933 Act, may continuously invest in the Master Portfolio of MIP.

ITEM 21. CALCULATIONS OF PERFORMANCE DATA.

    Not applicable.

ITEM 22. FINANCIAL STATEMENTS.

    PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, CA 94105, serves as the independent auditors of the Trust. PwC provides audit and tax services, as well as assistance consultation with the review of certain SEC filing. The audited financial statements, including the portfolio of investments, and independent auditors' report for the Master Portfolio for the fiscal year ended December 31, 2002 are hereby incorporated by reference to BGIF's Annual Report (SEC File No. 811-7332) as filed with the SEC on March 5, 2003. The audited financial statements for the Master Portfolio are attached to all Part Bs delivered to interestholders or prospective interestholders.

APPENDIX

    Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch"):

S&P Bond Ratings

"AAA"

Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

S&P Commercial Paper Ratings

The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's Bond Ratings

"Aaa"

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"

Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Moody's Commercial Paper Ratings

The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

MASTER INVESTMENT PORTFOLIO

U.S. EQUITY INDEX MASTER PORTFOLIO

PART B -- STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

ITEM 10. COVER PAGE AND TABLE OF CONTENTS.

    Master Investment Portfolio ("MIP," or the "Trust") is an open-end, management investment company. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This Part B is not a prospectus and should be read in conjunction with MIP's Part A, also dated May 1, 2003. All terms used in this Part B that are defined in Part A have the meanings assigned in Part A. A copy of Part A may be obtained without charge by writing Master Investment Portfolio, c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956. MIP's Registration Statement may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C.

ITEM 11. TRUST HISTORY.

    MIP is an open-end, management investment company, organized on October 20, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. This is Part B for the U.S. Equity Index Master Portfolio (the "Master Portfolio"), a diversified portfolio of MIP. The Master Portfolio is treated as a separate entities for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes a holder of beneficial interests (an "interestholder") of the Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP. As described below, for certain matters MIP interestholders vote together as a group; as to others they vote separately by portfolio. MIP currently offers thirteen other portfolios pursuant to other offering documents. From time to time, other portfolios may be established and sold pursuant to other offering documents.

    Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Portfolio may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. Investment companies that hold beneficial interests in the Master Portfolio are sometimes referred to herein as "feeder funds."

ITEM 12. DESCRIPTION OF THE MASTER PORTFOLIO AND ITS INVESTMENTS AND RISKS.

    The following information supplements and should be read in conjunction with Item 4 in Part A.

    Investment Objectives. The Master Portfolio's investment objective is set forth in Item 4, "Investment Objectives, Principal Strategies and Related Risks -- Investment Objectives," of Part A. The Master Portfolio's investment objective is non-fundamental and can be changed by MIP's Board of Trustees without interestholder approval. The objectives and policies of the Master Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the investment objectives of the Master Portfolio will be achieved.

Investment Restrictions

    Fundamental Investment Restrictions. The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. The Master Portfolio may not:
(1)

Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the index that the Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

(2)

Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3)

Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(4)

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(5)	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.
(6)

Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(7)

Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

    With respect to paragraph 5, the 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 6, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

    Non-Fundamental Investment Restrictions. The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Trustees of MIP, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.
(1)

The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2)

The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)

The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4)	The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.
(5)

The Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the Wilshire 5000 Index. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Portfolio Securities

    To the extent set forth in this offering document, the Master Portfolio may invest in the securities described below. The investment policies, strategies, techniques and restrictions employed by the Master Portfolio in pursuing its investment objective vis-à-vis the Wilshire 5000 Index are substantially similar to those employed by the Underlying Portfolios in pursuing their respective investment objectives vis-à-vis their respective benchmarks. Unless otherwise indicated, references to the investment policies, strategies, techniques and restrictions of the Master Portfolio are also references to the investment policies, strategies, techniques and restrictions of the Underlying Portfolios in which the Master Portfolio invests substantially all of its assets.

Floating- and Variable-Rate Obligations.

    The Master Portfolio may purchase floating- and variable-rate obligations as described in the Prospectus. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio , as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

    Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio. The Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

    The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

Futures Contracts and Options Transactions.

    The Master Portfolio may use futures as a substitute for a comparable market position in the underlying securities. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

    Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

    In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolio will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

    Stock Index Futures and Options on Stock Index Future. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Master Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

    Index Swaps. The Master Portfolio may enter into index swaps in pursuit of its investment objective. Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

    The use of index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.

    Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its prospectus.

Illiquid Securities.

    The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Initial Public Offerings.

    Although it is not a principal investment strategy of the Master Portfolio, the Master Portfolio may purchase shares issued in initial public offerings ("IPOs") in anticipation of such shares becoming part of the Wilshire 5000 Equity Index. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which creates a greater potential for the value of their securities to be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particular volatile at the time of its IPO and for a period thereafter. Because of the nature of IPOs and the fact that such securities may not be part of the Wilshire 5000 Index at the time of the Master Portfolio's purchase, the Master Portfolio's investments in IPOs may cause its performance to track the Wilshire 5000 Equity Index less closely.

Investment Companies and Exchange Traded Funds.

    The Master Portfolio may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its advisor, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company and (iii) 10% of the Master Portfolio's total assets with respect to all such companies in the aggregate. The Master Portfolio has obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of MIP, Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

    The Master Portfolio may purchase shares of exchange-traded funds ("ETFs"). Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of its assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, the Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

    An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Loans of Portfolio Securities.

    Pursuant to guidelines approved by MIP's Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

    The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

    Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolio's investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Short-Term Instruments and Temporary Investments.

    The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of interestholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

    Bank Obligations. The Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

    Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

    Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

    In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

    In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

    The Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Master Portfolio will not own more than one such CD per such issuer.

    Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

    Repurchase Agreements. The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Master Portfolio under the 1940 Act.

U.S. Government Obligations.

    The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

ITEM 13. MANAGEMENT OF THE TRUST.

    The following information supplements and should be read in conjunction with the Part A section entitled "Management, Organization and Capital Structure." The Board of Trustees is responsible for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

Interested Trustees & Officers

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** 41	Trustee since November 16, 2001, President and Chief Executive Officer	Chief Executive Officer of the Individual Investors Business of Barclays Global Investors, N.A.	25	None
Michael A. Latham, 38	Secretary, Treasurer and Chief Financial Officer

Director of Mutual Fund Delivery of the Individual Investors Business of Barclays Global Investors, N.A. (since 2000); Head of Operations, BGI Europe (1997-2000); Manager of Portfolio Accounting Group (1994-1997).

			N/A	None

Independent Trustees

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 58	Trustee since November 16, 2001	President and Chief Executive Office of The James Irvine Foundation (non-profit foundation); President and Chief Executive Officer of KQED, Inc. (public television and radio) from 1993-2002.	25	Director, Bank of Hawaii
Jack S. Euphrat, 80	Trustee since October 20, 1993	Private Investor	25	None
W. Rodney Hughes, 76	Trustee since October 20, 1993	Private Investor	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Funds and the parent company of BGFA, the investment adviser of the Master Portfolio.
Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Richard K. Lyons, 42	Trustee since November 16, 2001	Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations	101	Director of Matthews Asian Funds (oversees 6 portfolios).
Leo Soong, 56	Trustee since February 9, 2000	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	25	None

________________________

* The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

    Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by interestholders. During the fiscal year ended December 31, 2002, the Nominating Committee did not hold any meetings.

    The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Master Portfolio's accounting and financial reporting practices, reviewing the results of the annual audits of the Master Portfolio's financial statements and interacting with the Master Portfolio's independent auditors on behalf of the full Board. W. Rodney Hughes serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings.

    Beneficial Equity Ownership Information. As of the date of this Part B, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Master Portfolio beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Master

Portfolios and Family of Investment Companies (as of December 31, 2002)
Interested Trustees and Officers	Dollar Range of Securities in Master Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	0
Independent Trustees
Mary G. F. Bitterman	0	0
Jack S. Euphrat	0	0
W. Rodney Hughes	0	0
Richard K. Lyons	0	D
Leo Soong	0	0

    Ownership of Securities of Certain Entities. As of December 31, 2002, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the placement agent or any entity controlling, controlled by, or under common control with the investment adviser or the placement agent, unless noted above.

    Approval of Investment Advisory Contract. Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve the Master Portfolio's investment advisory contract with BGFA (the "Advisory Contract") annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Advisory Contract. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

    Before approving the Advisory Contract, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Advisory Contract as well as any other servicing relationships between the Master Portfolio and BGFA or its affiliates. The Board analyzed the Master Portfolio's contractual fees, including the investment advisory fee, as well as co-administration and Rule 12b-1 distribution fees, if any.

    The Board also reviewed statistical information regarding the performance and expenses of the Master Portfolio. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Master Portfolio, the Board reviewed the performance information for a group of funds that the BGFA determined was similar to the Master Portfolio ("Peer Group") and an appropriate broad-based market index. The Board then reviewed a comparison of the Master Portfolio's advisory fee, other fees and total expense ratio to other funds in the Peer Group.

    During its review, the Board considered the advisory fees paid by the Master Portfolio as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Master Portfolio. The Board also reviewed information pertaining to the fee structure for the Master Portfolio and considered whether alternative fee structures (i.e. breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Master Portfolio's asset levels.

    In addition, the Board analyzed BGFA's background and services that it provides to the Master Portfolio. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Master Portfolio by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Master Portfolio. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

    Based on the above analysis, the Board determined that the Advisory Contract, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the Master Portfolio; (ii) an analysis of advisory fees paid by the Master Portfolio compared to other similar funds; (iii) the scope of BGFA's background and experience; (iv) and the quality of services provided by BGFA.

    Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and BGIF for their services as Trustees to the Trust and BGIF. Richard K. Lyons also receives compensation for his services as Trustee of iShares Trust and Director of iShares, Inc. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this SAI, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

Compensation Table

For the Calendar Year Ended December 31, 2002

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman Trustee	$12,500	$25,000
Jack S. Euphrat Trustee	$12,500	$25,000
W. Rodney Hughes Trustee	$12,500	$25,000
Lee Kranefuss Trustee	$0	$0
Richard K. Lyons Trustee	$12,500	$90,000
Leo Soong Trustee	$12,500	$25,000

    Code of Ethics. The Trust and BGFA each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Master Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Master Portfolio or investment adviser; (ii) any employee of a Master Portfolio or investment adviser (or any company in a control relationship to a Master Portfolio or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Master Portfolio, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Master Portfolio or investment adviser who obtains information concerning recommendations made to a Master Portfolio regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Master Portfolio. The codes of ethics for the Trust and BGFA are on public file with, and are available from, the SEC.

ITEM 14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

    As of April 1, 2003, the interestholders identified below were known by the Trust to own 5% or more of the outstanding voting interests of the Master Portfolio. Approximate percentages are indicated in the table below:

Name and Address of Interestholder	Percentage of Master Portfolio
Vantagepoint Broad Market Index Fund Vantagepoint Funds 777 North Capital Street, NE, Suite 600 Washington, D.C. 20002	100%

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that an interestholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Master Portfolio, or is identified as the holder of record of more than 25% of the Master Portfolio and has voting and/or investment powers, it may be presumed to control the Master Portfolio.

ITEM 15. INVESTMENT ADVISORY AND OTHER SERVICES.

    The following information supplements and should be read in conjunction with Item 6 in Part A.

    Investment Adviser. Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio pursuant to an Investment Advisory Contract ("BGFA Advisory Contract") with MIP. The BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The BGFA Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The BGFA Advisory Contract will terminate automatically, in the event of its assignment (as defined in the 1940 Act).

    Advisory Fees. BGFA is entitled to receive monthly fees at the annual rate of 0.01% of the average daily net assets of the Master Portfolio, 0.08% of the average daily net assets of the Extended Index Portfolio and 0.05% of the average daily net assets of the S&P 500 Index Portfolio (the "Underlying Portfolios") as compensation for its advisory services. The Master Portfolio bears its pro rata share of the advisory fees of the Underlying Portfolios. Based on these fee levels and the expected allocation of assets between the two Underlying Portfolios, the advisory fees payable to BGFA by the Master Portfolio on a combined basis will be approximately 0.07% of the average daily net assets of the Master Portfolio. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. For the periods shown below, the Master Portfolio paid BGFA the following advisory fees, without waivers.

	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
Fees Paid Directly by Master Portfolio	$ 64,174	$ 50,126	$43,427
Fees Allocated from Underlying Portfolios	$ 376,095	$ 286,698	$242,705
Total Fees Paid by Master Portfolio	$ 440,269	$ 336,824	$286,132

    Administrator. BGI serves as the Master Portfolio's administrator. BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates MIP's Trustees, officers and employees who are affiliated with BGI. In addition, except as outlined below under "Expenses," BGI will be responsible for paying all expenses incurred by the Master Portfolio other than the advisory fees payable to BGFA. BGI has delegated certain of its duties as administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services.

    BGI is entitled to receive a monthly fee, in the aggregate, at an annual rate of 0.01% of the average daily net assets of the Master Portfolio for providing administrative services and assuming expenses. The Master Portfolio also bears its pro rata share of the administration fees of the Extended Index Master Portfolio. The administration fee level in the Extended Index Master Portfolio is 0.02% of its average daily net assets. Prior to April 1, 2002, BGI and Stephens Inc. served as co-administrators of the Master Portfolio. For the periods shown below, the Master Portfolio paid BGI and Stephens Inc. the following co-administration fees, without waivers.

	Fiscal Year Ended 12/31/2000	Fiscal Year Ended 12/31/2001	Fiscal Year Ended 12/31/2002
Fees Paid Directly by Master Portfolio	$ 64,174	$ 50,126	$43,233
Fees Allocated from Extended Index Master Portfolio*	$ 31,449	$ 19,956	$17,858
Total Fees Paid by Master Portfolio	$ 95, 623	$ 70,082	$61,091

____________________________

* The S&P 500 Index Master Portfolio does not pay administration fees.

    Placement Agent. SEI Investments Distribution Co. ("SEI") is the placement agent for the Master Portfolio. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI does not receive compensation from the Master Portfolio for acting as placement agent.

    Custodian. IBT acts as the Master Portfolio's custodian. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administration services to the Master Portfolio.

    Transfer and Dividend Disbursing Agent. IBT also acts as each Master Portfolio's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). IBT is not entitled to receive compensation for providing such services to MIP so long as it receives fees for providing similar services to the funds which invest substantially all of their assets in the Master Portfolio.

    Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses which are borne by the Master Portfolio, BGI has agreed to bear all costs of the Master Portfolio's and MIP's operations. Expenses attributable only to the Master Portfolio shall be charged only against the assets of the Master Portfolio. General expenses of MIP shall be allocated among its portfolios in a manner proportionate to the net assets of each, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

ITEM 16. BROKERAGE ALLOCATION AND OTHER PRACTICES.

    General. BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

    Brokerage Commissions. The Master Portfolio paid no brokerage commissions for the fiscal years ending December 31, 2000, December 31, 2001 and December 31, 2002.

    Securities of Regular Broker/Dealers. As of December 31, 2002, the Master Portfolio owned no securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act.

ITEM 17. CAPITAL STOCK AND OTHER SECURITIES.

    Pursuant to MIP's Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Master Portfolio. Investors in the Master Portfolio are entitled to participate pro rata in distributions and, generally, allocations of income, gain, loss, deduction and credit of the Master Portfolio. Under certain circumstances, allocations of tax items to investors will not be made pro rata in accordance with their interests in the Master Portfolio in order to comply with tax rules and regulations applicable to such allocations. Upon liquidation or dissolution of the Master Portfolio, investors are entitled to share pro rata in the Master Portfolio's net assets available for distribution to its investors. Investments in the Master Portfolio have no preference, pre-exemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Master Portfolio may not be transferred. No certificates are issued.

    Each investor is entitled to vote, with respect to matters affecting each of MIP's portfolios, in proportion to the amount of its investment in MIP. Investors in MIP do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in MIP may elect all of the Trustees of MIP if they choose to do so and in such event the other investors in MIP would not be able to elect any Trustee. MIP is not required to hold annual meetings of investors but MIP may hold special meetings of investors when in the judgment of MIP's Trustees it is necessary or desirable to submit matters for an investor vote.

    Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as MIP, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding interests of each Master Portfolio affected by such matter. Rule 18f-2 further provides that a Master Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such Master Portfolio in the matter are identical or that the matter does not affect any interest of such Master Portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

ITEM 18. PURCHASE, REDEMPTION AND PRICING OF INTERESTS.

    The following information supplements and should be read in conjunction with Items 7 and 8 in Part A.

    Purchase of Interests. Beneficial interests in the Master Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Portfolio may only be made by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

    Payment for interests of the Master Portfolio may, at the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Master Portfolio and must meet the investment objective, policies and limitations of the Master Portfolio as described in the Part A. In connection with an in-kind securities payment, the Master Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Master Portfolio; (ii) are accompanied by satisfactory assurance that the Master Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Master Portfolio; (iv) be in proper form for transfer to the Master Portfolio; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Master Portfolio engaged in the in-kind purchase transaction and must be delivered to such Master Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Interests purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

    Suspension of Redemptions. The right of redemption of Master Portfolio interests may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Master Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Master Portfolio's investments or determination of the value of its net assets is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Master Portfolio's interestholders.

    Pricing of Securities. Because the Master Portfolio invests its assets in interests of the Underlying Portfolios, the Master Portfolio's investments are valued based on the value of the Underlying Portfolios' net assets. Securities for which the primary market is a national securities or commodities exchange are valued at last sale prices. The securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price on the valuation day. Securities that are traded primarily on foreign securities or commodities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt instruments with maturities of 60 days or less are carried at amortized cost, which approximates value. Any other securities or assets generally are valued at the preceding closing values of such securities on their respective exchanges. When a significant event occurs subsequent to the time a value is established as described above that is likely to change such value, then the fair value of those securities is determined by BGFA in accordance with guidelines approved by MIP's Board of Trustees. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining the value of the Master Portfolio's interests.

    Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by BGFA in accordance with guidelines approved by MIP's Board of Trustees. BGFA and MIP's Board of Trustees periodically review the method of valuation. In making its good faith valuation of restricted securities, BGFA generally takes the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount is revised periodically if it is believed that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by MIP's Board of Trustees or its delegates.

    New York Stock Exchange Closings. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ITEM 19. TAXATION OF THE TRUST.

    MIP is organized as a business trust under Delaware law. Under MIP's current classification for federal income tax purposes, it is intended that the Master Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore, the Master Portfolio will not be subject to any federal income tax. However, each investor's share (as determined in accordance with the governing instruments of MIP) of the Master Portfolio's net income, gains and losses (as determined for federal income tax purposes) generally will be included in determining the investor's federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    The Master Portfolio's taxable year-end is the last day of December. Although the Master Portfolio will not be subject to federal income tax, it will file appropriate federal income tax returns.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Withdrawals by investors from a Master Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (a) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interests in the Master Portfolio prior to the distribution, (b) income or gain will be recognized if the withdrawal is in liquidation of all of the investor's interests in the Master Portfolio and includes a disproportionate share of any "unrealized receivables" or "substantially appreciated inventory, as specially defined in the Code, held by the Master Portfolio, and (c) loss, if realized, will be recognized if the distribution is in liquidation of all of such interests and consists solely of cash and/or unrealized receivables and/or substantially appreciated inventory. The basis of any investor's interests in a Master Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Master Portfolio, increased by the investor's share of income from the Master Portfolio and decreased by the amount of any cash distributions, the basis of any property distributed from the Master Portfolio and tax losses allocated to the investor.

    Some of the Master Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investment in certain financial instruments, such as options, futures contracts, forward contracts and original issue discount and market discount obligations, may require annual recognition of unrealized income and losses. The tax treatment of other investments may be unsettled, such as investments in notional principal contracts or similar instruments. Transactions that are treated as "straddles" may affect the character and/or time of recognizing other gains and losses of the Master Portfolio. If the Master Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

    The foregoing is not an exhaustive presentation of all tax issues relevant to an investment in the Master Portfolio. Accordingly, investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Master Portfolio.

ITEM 20. UNDERWRITERS.

    The exclusive placement agent for MIP is SEI, which receives no compensation from the Master Portfolio for serving in this capacity. Registered broker/dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trust and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the 1933 Act, may continuously invest in the Master Portfolio of MIP.

ITEM 21. CALCULATIONS OF PERFORMANCE DATA.

    Not applicable.

ITEM 22. FINANCIAL STATEMENTS.

    PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, CA 94105, serves as the independent auditors of the Trust. PwC provides audit and tax services, as well as assistance consultation with the review of certain SEC filing. The audited financial statements, including the portfolio of investments, and independent auditors' report for the Master Portfolio for the fiscal year ended December 31, 2002 are hereby incorporated by reference to BGIF's Annual Report (SEC File No. 811-7332) as filed with the SEC on March 5, 2003. The audited financial statements for the Master Portfolio are attached to all Part Bs delivered to interestholders or prospective interestholders.

APPENDIX

Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch"):

S&P Bond Ratings

"AAA"

Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

S&P Commercial Paper Ratings

The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's Bond Ratings

"Aaa"

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"

Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Moody's Commercial Paper Ratings

The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

MASTER INVESTMENT PORTFOLIO

File No. 811-8162

PART C

OTHER INFORMATION

Item 23. Exhibits.

Exhibit	Description
(a)(1)	Amended and Restated Declaration of Trust, incorporated by reference to the Registration Statement on Form N-1A, filed November 15, 1993, and August 31, 1998.
(a)(2)	Certificate of Trust, incorporated by reference to the Registration Statement on Form N-1A, filed November 15, 1993, and August 31, 1998.
(a)(3)	Amendment to the Amended and Restated Agreement and Declaration of Trust, incorporated by reference to the Registration Statement on Form N-1A, filed August 31, 1998.
(a)(4)	Certificate of Amendment to the Certificate of Trust, incorporated by reference to the Registration Statement on Form N-1A, filed September 9, 1998.
(b)	By-Laws, incorporated by reference to the Registration Statement on Form N-1A filed November 15, 1993.
(c)	Not applicable
(d)(1)

Investment Advisory Contract by and among Barclays Global Fund Advisors ("BGFA") and Master Investment Portfolio ("MIP") on behalf of the LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios, incorporated by reference to Amendment No. 14, filed April 30, 2001.

(d)(2)	Investment Advisory Contract by and among BGFA and MIP on behalf of the Bond Index Master Portfolio, incorporated by reference to Amendment No. 3 to the Registration Statement, filed January 5, 1996.
(d)(3)

Investment Advisory Contract by and among BGFA and MIP on behalf of the Asset Allocation Master Portfolio, incorporated by reference to Amendment No. 3 to the Registration Statement, filed January 5, 1996.

(d)(4)

Investment Advisory Contract by and among BGFA and MIP on behalf of the S&P 500 Index Master Portfolio, incorporated by reference to Amendment No. 3 to the Registration Statement, filed January 5, 1996.

(d)(5)

Investment Advisory Contract by and among BGFA and MIP on behalf of the Money Market Master Portfolio, incorporated by reference to Amendment No. 9 to the Registration Statement, filed February 22, 1999.

(d)(6)

Investment Advisory Contract by and among BGFA and MIP on behalf of the Extended Index Master Portfolio, incorporated by reference to Amendment No. 9 to the Registration Statement, filed February 22, 1999.

(d)(7)

Investment Advisory Contract by and among BGFA and MIP on behalf of the U.S. Equity Index Master Portfolio, incorporated by reference to Amendment No. 9 to the Registration Statement, filed February 22, 1999.

(d)(8)

Investment Advisory Contract by and among BGFA and MIP on behalf of the International Index Master Portfolio, incorporated by reference to Amendment No. 11 to the Registration Statement, filed September 29, 1999.

(d)(9)

Investment Advisory Contract by and among BGFA and MIP on behalf of the Russell 2000 Index Master Portfolio, incorporated by reference to Amendment No. 13 to the Registration Statement, filed December 8, 2000.

(d)(10)	Investment Advisory Contract by and among BGFA and MIP on behalf of the Prime Money Market Master Portfolio, filed herewith.
(e)	Placement Agency Agreement with SEI Investments Distribution Co. ("SEI") on behalf of each Master Portfolio, filed herewith.
(f)	Not applicable.
(g)	Custody Agreement with Investors Bank & Trust Co. on behalf of each Master Portfolio, incorporated by reference to Amendment No. 13 to the Registration Statement, filed December 8, 2000.
(h)(1)	Administration Agreement with Barclays Global Investors, N.A. ("BGI") on behalf of each Master Portfolio, filed herewith.
(h)(2)

Sub-Administration Agreement with Investors Bank & Trust and Barclays Global Investors, N.A. on behalf of each Master Portfolio, incorporated by reference to Amendment No. 9 to the Registration Statement, filed February 22, 1999.

(h)(3)

Third Party Feeder Fund Agreement by and among Strong Equity Funds, Inc., Strong Funds Distributors, Inc. and Master Investment Portfolio, incorporated by reference to Amendment No. 7 to the Registration Statement, filed August 31, 1998.

(h)(4)

Third Party Feeder Fund Agreement by and among Hewitt Series Funds, Hewitt Services LLC and Master Investment Portfolio, incorporated by reference to Amendment No. 10 of the Registration Statement, filed June 30, 1999.

(h)(5)

First Amendment to the Third Party Feeder Fund Agreement by and among Hewitt Series Funds, Hewitt Services LLC and Master Investment Portfolio, incorporated by reference to Amendment No. 13 to the Registration Statement, filed December 8, 2000.

(h)(6)

Third Party Feeder Fund Agreement by and among Diversified Investors Stock Index Fund, Diversified Investors Securities Corporation and Master Investment Portfolio, incorporated by reference to Amendment No. 10 of the Registration Statement, filed June 30, 1999.

(h)(7)

Third Party Feeder Fund Agreement by and among Diversified Institutional Stock Index Fund, Diversified Investors Securities Corporation and Master Investment Portfolio, incorporated by reference to Amendment No. 13 to the Registration Statement, filed December 8, 2000.

(h)(8)

Third Party Feeder Fund Agreement by and among Vantagepoint Funds, ICMA - RC Services, LLC and Master Investment Portfolio, incorporated by reference to Amendment No. 10 of the Registration Statement, filed June 30, 1999.

(h)(9)

Amended and Restated Third Party Feeder Fund Agreement by and among E*Trade Funds, E*Trade Securities and Master Investment Portfolio, incorporated by reference to Amendment No. 12 of the Registration Statement, filed June 30, 2000.

(h)(10)

Amendment No. 2 to the Amended and Restated Third Party Feeder Fund Agreement by and among E*Trade Funds, E*Trade Securities and Master Investment Portfolio, incorporated by reference to Amendment No. 13 to the Registration Statement, filed December 8, 2000.

(h)(11)

Third Party Feeder Fund Agreement by and among X.Com Funds, X.Com Asset Management, Inc. and Master Investment Portfolio, incorporated by reference to Amendment No. 12 of the Registration Statement, filed June 30, 2000.

(h)(12)

Third Party Feeder Fund Agreement by and among Atlas Assets, Inc., Atlas Securities, Inc. and Master Investment Portfolio, incorporated by reference to Amendment No. 13 to the Registration Statement, filed December 8, 2000.

(h)(13)

Third Party Feeder Fund Agreement by and among BB&T Funds, BISYS Fund Services Limited Partnership and Master Investment Portfolio, incorporated by reference to Amendment No. 13 to the Registration Statement, filed December 8, 2000.

(h)(14)

Third Party Feeder Fund Agreement by and among State Farm Mutual Fund Trust, State Farm VP Management Corp. and Master Investment Portfolio, incorporated by reference to Amendment No. 13 to the Registration Statement, filed December 8, 2000.

(i)	Not applicable.
(j)(1)	Consent of independent auditors (PricewaterhouseCoopers, LLP), filed herewith.
(j)(2)	Powers of Attorney for Mary G. F. Bitterman, Jack S. Euphrat, W. Rodney Hughes, Lee T. Kranefuss, Richard K. Lyons and Leo Soong, filed herewith.
(k)	Not applicable.
(l)	Not applicable.
(m)	Distribution Plan on behalf of the LifePath Master Portfolios, incorporated by reference to Amendment No. 3 to the Registration Statement, filed January 5, 1996.
(n)	Not applicable.
(p)(1)	Code of Ethics of Master Investment Portfolio, incorporated by reference to Amendment No. 14, filed April 30, 2001.
(p)(2)	Code of Ethics of Barclays Global Fund Advisors, incorporated by reference to Amendment No. 14, filed April 30, 2001.

Item 24. Persons Controlled by or Under Common Control with Registrant

    No person is controlled by or under common control with the Registrant.

Item 25. Indemnification

    Reference is made to Article IX of the Registrant's Declaration of Trust. The application of these provisions is limited by Article 10 of the Registrant's By-Laws and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

    The Master Portfolios are advised by BGFA, a wholly-owned subsidiary of BGI. The corresponding MIP Master Portfolio to the Fund is advised by BGFA, a wholly-owned subsidiary of BGI. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

    The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. Information as to the executive officers and directors of BGFA is included in its Form ADV initially filed on November 15, 1984 and updated on April 14, 2003 with the SEC (File No. 801-22609) and is incorporated herein by reference.

Item 27. Principal Underwriters.

    (a) The Registrant's placement agent, SEI, acts as distributor for: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, STI Classic Funds, The Arbor Fund, Bishop Street Funds, STI Classic Variable Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, HighMark Funds, Armada Funds, Expedition Funds, Oak Associates Funds, The Nevis Fund, Inc., CNI Charter Funds, The Armada Advantage Fund, Amerindo Funds Inc., iShares, Inc., SEI Insurance Products Trust, iShares Trust, Pitcairn Funds, First Focus Funds, Inc., JohnsonFamily Funds, Inc., The MDL Funds, Causeway Capital Management Trust, The Japan Fund, Inc., and Barclays Global Investors Funds. SEI provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

    (b) The following is information with respect to each director, officer or partner of SEI. The principal business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Positions and Offices with SEI	Positions and Offices with BGIF
Alfred P. West, Jr.	Director, Chairman of the Board	N/A
Richard B. Lieb	Director, Executive Vice President	N/A
Carmen V. Romeo	Director	N/A
Mark J. Held	President & Chief Executive Officer	N/A
Dennis J. McGonigle	Executive Vice President	N/A
Robert M. Silvestri	Chief Financial Officer & Treasurer	N/A
Todd Cipperman	Senior Vice President & General Counsel	N/A
Carl A. Guarino	Senior Vice President	N/A
Jack May	Senior Vice President	N/A
Kevin P. Robins	Senior Vice President	N/A
Patrick K. Walsh	Senior Vice President	N/A
Wayne M. Withrow	Senior Vice President	N/A
Robert Aller	Vice President	N/A
John D. Anderson	Vice President & Managing Director	N/A
Timothy D. Barto	Vice President & Assistant Secretary	N/A
Robert Crudup	Vice President & Managing Director	N/A
Richard A. Deak	Vice President & Assistant Secretary	N/A
Scott W. Dellorfano	Vice President & Managing Director	N/A
Barbara Doyne	Vice President	N/A
Jeff Drennen	Vice President	N/A
Scott C. Fanatico	Vice President & Managing Director	N/A
Vic Galef	Vice President & Managing Director	N/A
Steven A. Gardner	Vice President & Managing Director	N/A
Lydia A. Gavalis	Vice President & Assistant Secretary	N/A
Greg Gettinger	Vice President & Assistant Secretary	N/A
Kathy Heilig	Vice President	N/A
Jeff Jacobs	Vice President	N/A
Brigit Jenson	Vice President	N/A
Samuel King	Vice President	N/A
John Kirk	Vice President & Managing Director	N/A
Kim Kirk	Vice President & Managing Director	N/A
John Krzeminski	Vice President & Managing Director	N/A
Karen LaTourette	Secretary	N/A
Alan H. Lauder	Vice President	N/A
Paul Lonergan	Vice President & Managing Director	N/A
Ellen Marquis	Vice President	N/A
Christine M. McCullough	Vice President & Assistant Secretary	N/A
Carolyn McLaurin	Vice President & Managing Director	N/A
Mark Nagle	Vice President	N/A
Joanne Nelson	Vice President	N/A
Rob Redican	Vice President	N/A
Maria Rinehart	Vice President	N/A
Steve Smith	Vice President	N/A
Daniel Spaventa	Vice President	N/A
Kathryn L. Stanton	Vice President	N/A
Sherri K. Vetterlein	Vice President & Assistant Secretary	N/A
Lori L. White	Vice President & Assistant Secretary	N/A
William E. Zitelli, Jr.	Vice President & Assistant Secretary	N/A

    (c) Not applicable.

Item 28. Location of Accounts and Records

    (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of IBT, 200 Clarendon Street, Boston, Massachusetts 02116.

    (b) BGFA and BGI maintain all Records relating to their services as adviser and administrator, respectively, at 45 Fremont Street, San Francisco, California 94105.

    (c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, Pennsylvania 19456 .

    (d) IBT maintains all Records relating to its services as sub-administrator and custodian at 200 Clarendon Street, Boston, Massachusetts 02116.

Item 29. Management Services

    Other than as set forth under the captions "Item 6, Management, Organization and Capital Structure" in Part A of this Registration Statement, and "Item 13, Management of the Trust" and "Item 15, Investment Advisory and Other Services" in Part B of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings

    Not applicable.

SIGNATURES

    Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 30th day of April, 2003.

 MASTER INVESTMENT PORTFOLIO

By: /s/ Michael A. Latham

Michael A. Latham
Secretary and Treasurer
(Principal Financial and Accounting Officer)

    Pursuant to the requirements of the 1940 Act, this Amendment No. 20 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:
Signature	Title
/s/ Michael A. Latham Michael A. Latham	Secretary and Treasurer (Principal Financial and Accounting Officer)	April 30, 2003
__________*___________ (Mary G. F. Bitterman)	Trustee	April 30, 2003
__________*___________ (Jack S. Euphrat)	Trustee	April 30, 2003
__________*___________ (W. Rodney Hughes)	Trustee	April 30, 2003
__________*___________ (Lee T. Kranefuss)	Chairman, President and Trustee (Principal Executive Officer)	April 30, 2003
__________*___________ (Richard K. Lyons)	Trustee	April 30, 2003
__________*___________ (Leo Soong)	Trustee	April 30, 2003

*By: /s/ Michael A. Latham
Michael A. Latham
As Attorney-in-Fact pursuant to powers of attorney as filed herewith.

MASTER INVESTMENT PORTFOLIO

SEC FILE No. 811-8162

EXHIBIT INDEX

Exhibit Number	Description
Exhibit (d)(10)	Investment Advisory Contract with BGFA on behalf of the Prime Money Market Master Portfolio
Exhibit (e)	Placement Agency Agreement with SEI Investments Distribution Co.
Exhibit (h)(1)	Administration Agreement with Barclays Global Investors, N.A.
Exhibit (j)(1)	Consent of Independent Auditors - Pricewaterhouse Coopers LLP
Exhibit (j)(2)	Powers of Attorney for Mary G. F. Bitterman, Jack S. Euphrat, W. Rodney Hughes, Lee T. Kranefuss, Richard K. Lyons and Leo Soong

Exhibit (d)(10)

INVESTMENT ADVISORY CONTRACT

MASTER INVESTMENT PORTFOLIO

45 Fremont Street

San Francisco, CA 94105

April 1, 2003

Barclays Global Fund Advisors
45 Fremont Street
San Francisco, California 94105

Dear Sirs:

    This will confirm the agreement between Master Investment Portfolio (the "Trust") on behalf of the Prime Money Market Master Portfolio (the "Master Portfolio") and Barclays Global Fund Advisors (the "Adviser") as follows:

1. The Trust is a registered open-end management investment company currently consisting of multiple investment portfolios. The Prime Money Market Master Portfolio is one of these portfolios. The Trust proposes to engage in the business of investing and reinvesting the assets of the Master Portfolio in the manner and in accordance with the investment objective and restrictions specified in the Trust's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "Act"). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to the Registration Statement shall be furnished to the Adviser promptly.

2. The Trust is engaging the Adviser to manage the investing and reinvesting of the Master Portfolio's assets and to provide the advisory services specified elsewhere in this contract to the Master Portfolio, subject to the overall supervision of the Board of Trustees of the Trust.

3. (a) The Adviser shall make investments for the account of the Master Portfolio in accordance with the Adviser's best judgment and consistent with the investment objective and restrictions set forth in the Trust's Registration Statement, the Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees. The Adviser shall advise the Trust's officers and Board of Trustees, at such times as the Trust's Board of Trustees may specify, of investments made for the Master Portfolio and shall, when requested by the Trust's officers or Board of Trustees, supply the reasons for making particular investments.

(b) The Adviser shall provide to the Trust investment guidance and policy direction in connection with its daily management of the Master Portfolio's assets and shall furnish to the Trust's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio and such additional reports and information as the Trust's Board of Trustees and officers shall reasonably request.

(c) The Adviser shall pay the costs of printing and distributing all materials relating to the Master Portfolio prepared by it, or prepared at its request, other than such costs relating to proxy statements, registration statements, reports for holders of beneficial interests of the Master Portfolio ("Interestholders") and other materials distributed to existing or prospective Interestholders on behalf of the Master Portfolio.

(d) The Adviser shall, at its expense, employ or associate with itself such persons as the Adviser believes appropriate to assist it in performing its obligations under this contract.

4. The Trust understands that the Adviser, in rendering its services to the Master Portfolio hereunder, may delegate certain advisory responsibilities hereunder to a sub-adviser (the "Sub-Adviser"), provided that the Adviser shall continue to supervise and monitor the performance of the duties delegated to the Sub-Adviser and provided that any such delegation will not relieve the Adviser of its duties and obligations under this contract. The Adviser will not seek to amend any such Sub-Advisory Contract to materially alter the obligations of the parties unless the Adviser gives the Trust at least 60 days' prior written notice thereof.

5. The Adviser shall give the Trust and the Master Portfolio the benefit of the Adviser's best judgment and efforts in rendering services under this contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its Interestholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this contract or by reason of reckless disregard of its obligations and duties hereunder.

6. In consideration of the services to be rendered by the Adviser under this contract, the Trust shall pay the Adviser a monthly fee on the first business day of each month, at the annual rate of 0.10% of the average daily value (as determined on each day that such value is determined for the Master Portfolio at the time set forth in the Registration Statement for determining net asset value per share) of the Master Portfolio's net assets during the preceding month. If the fee payable to the Adviser pursuant to this paragraph 6 begins to accrue after the beginning of any month or if this contract terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Master Portfolio's net assets shall be computed in the manner specified in the Registration Statement and the Trust's Agreement and Declaration of Trust for the computation of the value of the Master Portfolio's net assets in connection with the determination of the net asset value of Master Portfolio interests.

7. This contract shall become effective on its execution date and shall thereafter continue in effect for a period of more than two years from the date hereof only so long as the continuance is specifically approved at least annually (a) by the vote a majority of the Master Portfolio's outstanding voting securities (as defined in the Act) or by the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's trustees who are not parties to this contract or "interested persons" (as defined in the Act) of any such party. This contract may be terminated at any time by the Trust without the payment of any penalty, by a vote of a majority of the Master Portfolio's outstanding voting securities (as defined in the Act) or by a vote of a majority of the Trust's entire Board of Trustee's on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This contract shall terminate automatically in the event of its assignment (as defined in the Act).

8. Except to the extent necessary to perform the Adviser's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9. This contract shall be governed by and construed in accordance with the laws of the State of California.

10. This contract has been executed on behalf of the Trust by the undersigned officer of the Trust in his capacity as an officer of the Trust. The obligations of this contract shall only be binding upon the assets and property of the Master Portfolio, as provided for in the Trust's Agreement and Declaration of Trust, and shall not be binding upon any Trustee, officer or Interestholder of the Trust or Master Portfolio individually.

    If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

MASTER INVESTMENT PORTFOLIO
on behalf of the Prime Money Market Master Portfolio

By: /s/ Michael A. Latham
Michael A. Latham
Principal Financial Officer, Secretary and Treasurer

ACCEPTED as of the date
set forth above:

BARCLAYS GLOBAL FUND ADVISORS

By: /s/ Michael A. Latham
Michael A. Latham
Managing Director, Fund Delivery

By: /s/ Danell J. Doty
Danell J. Doty
Principal, Head of Mutual Fund Administration

Exhibit (e)

PLACEMENT AGENCY AGREEMENT

MASTER INVESTMENT PORTFOLIO

    THIS AGREEMENT is made as of March 31, 2003, by and between MASTER INVESTMENT PORTFOLIO, a Delaware statutory trust (the "Trust") on behalf of each series of the Trust now or hereafter identified on Schedule I (each, a "Master Portfolio" and collectively, the "Master Portfolios"), and SEI INVESTMENTS DISTRIBUTION CO., a Pennsylvania corporation (the "Placement Agent"). Absent written notification to the contrary by either the Trust or the Placement Agent, each new investment portfolio established in the future shall automatically become a "Master Portfolio" for all purposes hereunder and shares of beneficial interest established in the future shall automatically become "Shares" for all purposes hereunder as if set forth on Schedule I.

    WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, the Trust desires to retain the Placement Agent as the exclusive Placement Agent of the units of beneficial interest ("Shares") of the Master Portfolios, and the Placement Agent is willing to render such services; and

    WHEREAS, the Placement Agent is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

    NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Services as Placement Agent.

    1.1 The Placement Agent will act as agent for the private placement of Shares in accordance with any instructions of the Trust's Board of Trustees and with the Trust's registration statement then in effect under the 1940 Act. As used in this Agreement, the term "registration statement" shall mean any registration statement, specifically including, among other items, any then-current prospectus together with any related then-current statement of additional information, filed with the SEC with respect to Shares, and any amendments and supplements thereto which at any time shall have been filed.

    1.2 The Placement Agent agrees to offer and sell Shares at the applicable offering price which is the net asset value next determined after an order is received. The Trust understands that the Placement Agent is and may in the future be the Placement Agent of shares of other investment company portfolios including portfolios having investment objectives similar to those of the Master Portfolios. The Trust further understands that existing and future investors in the Master Portfolios may invest in shares of such other portfolios. The Trust agrees that the Placement Agent's duties to such portfolios shall not be deemed in conflict with its duties to the Trust under this paragraph 1.2.

    1.3 In connection with all matters relating to this Agreement, the Placement Agent agrees to comply with all applicable laws, rules and regulations, including, without limitation, all rules and regulations made or adopted pursuant to the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act, the 1940 Act, the regulations of the NASD and all other applicable federal and state laws, rules and regulations.

    1.4 Whenever in their judgment such action is warranted by unusual market, economic or political conditions, or by other circumstances of any kind, the Trust's officers may decline to accept any orders for, or make any sales of Shares until such time as those officers deem it advisable to accept such orders and to make such sales.

    1.5 The Trust shall furnish from time to time, for use in connection with the sale of Shares, such information with respect to the Master Portfolios and Shares as the Placement Agent may reasonably request and the Trust warrants that the statements contained in any such information shall fairly show or represent what they purport to show or represent. The Trust shall also furnish the Placement Agent upon request with: (a) audited annual and unaudited semi-annual statements of the Trust's books and accounts with respect to each Master Portfolio, and (b) from time to time such additional information regarding the Master Portfolios' financial condition as the Placement Agent may reasonably request.

    1.6 The Placement Agent shall prepare reports for the Board of Trustees of the Trust regarding its activities under this Agreement as from time to time shall be reasonably requested by the Board.

    1.7 The Placement Agent may, at its own cost and expense, appoint or employ agents to assist in carrying out its obligations under this Agreement, but no such appointment or employment shall relieve the Placement Agent of its responsibilities or obligations to the Master Trust under this Agreement.

2. Representations; Indemnification.

    2.1 The Trust represents to the Placement Agent that all registration statements filed by the Trust with the SEC under the 1940 Act, with respect to Shares have been prepared in conformity with the requirements of the 1940 Act and rules and regulations of the SEC thereunder.

    The Trust represents and warrants to the Placement Agent that any registration statement, when such registration statement becomes effective, will contain all statements required to be stated therein in conformity with the 1940 Act and the rules and regulations of the SEC; that all statements of fact contained in any such registration statement will be true and correct when such registration statement becomes effective; and that no registration statement, when such registration statement becomes effective, will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Shares. The Trust authorizes the Placement Agent to use any prospectus or statement of additional information in the form furnished from time to time in connection with the sale of Shares and represented by the Trust as being the then-current form of prospectus or then-current form of statement of additional information.

    2.2 The Trust agrees to indemnify, defend and hold the Placement Agent, its several officers and directors, and any person who controls the Placement Agent within the meaning of Section 15 of the 1933 Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Placement Agent, its officers and directors, or any such controlling person, may incur under the 1933 Act or under common law or otherwise, arising out of or based upon (a) any untrue statement, or alleged untrue statement, of a material fact contained in any registration statement or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in any registration statement or necessary to make any statement in such documents not misleading or (b) any alleged willful misfeasance, bad faith or gross negligence in the performance of the Trust's obligations and duties under the Agreement or by reason of its alleged reckless disregard thereof; provided, however, that the Trust's agreement to indemnify the Placement Agent, its officers and directors, and any such controlling person shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in any registration statement or in any financial or other statements in reliance upon and in conformity with any information furnished to the Trust by the Placement Agent or any affiliate thereof and used in the preparation thereof.

    Notwithstanding the foregoing, this indemnity agreement, to the extent that it might require indemnity of any person who is an officer or director of the Placement Agent or any person who controls the Placement Agent and who is also an officer or Trustee of the Trust, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act or the 1940 Act.

    The Trust's agreement to indemnify the Placement Agent, its officers and directors, and any such controlling person, as aforesaid, is expressly conditioned upon the Trust's being notified of any action brought against the Placement Agent, its officers or directors, or any such controlling person, such notification to be given in writing and to be transmitted by personal delivery, first class mail, overnight courier, facsimile or other electronic means to the address or facsimile number contained in paragraph 9 of this Agreement, or to such other addresses or facsimile numbers as the parties hereto may specify from time to time in writing and such notification to be sent to the Trust within a reasonable period of time after the summons or other first legal process shall have been served. The failure to so notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or allegedly untrue, statement or omission, or alleged omission, otherwise than on account of the Trust's indemnity agreement contained in this paragraph 2.2. The Trust will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by the Trust and approved by the Placement Agent, which approval shall not unreasonably be withheld. In the event the Trust elects to assume the defense of any such suit and retain counsel of good standing approved by the Placement Agent, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Trust does not elect to assume the defense of any such suit, or in case the Placement Agent reasonably does not approve of counsel chosen by the Trust, the Trust will reimburse the Placement Agent, its officers and directors, or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Placement Agent or them.

    The Trust's indemnification agreement contained in this paragraph 2.2 and the Trust's representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent, its officers or directors, or any controlling person, and shall survive the delivery of any Shares. This agreement of indemnity will inure exclusively to the Placement Agent's benefit, to the benefit of its several officers and directors, and their respective estates, and to the benefit of the controlling persons and their successors. The Trust agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees in connection with the issue and sale of any Shares.

    2.3 The Placement Agent agrees to indemnify, defend and hold the Trust, its several officers and Trustees, and any person who controls the Trust within the meaning of Section 15 of the 1933 Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the costs of investigation or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Trust, its officers or Trustees or any such controlling person, may incur under the 1933 Act or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers or Trustees, or such controlling person resulting from such claims or demands, shall arise out of or be based upon (a) any untrue, or alleged untrue, statement of a material fact contained in information furnished by the Placement Agent or any affiliate thereof to the Trust or its counsel and used in the Trust's registration statement, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished by the Placement Agent or any affiliate thereof to the Trust or its counsel required to be stated in such answers or necessary to make such information not misleading or (b) any alleged willful misfeasance, bad faith or gross negligence in the performance of the Placement Agent's obligations and duties under the Agreement or by reason of its alleged reckless disregard thereof.

    Notwithstanding the foregoing, this indemnity agreement, to the extent that it might require indemnity of any person who is an officer or director or controlling person of the Trust, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act or the 1940 Act.

    The Placement Agent's agreement to indemnify the Trust, its officers and Trustees, and any such controlling person, as aforesaid, is expressly conditioned upon the Placement Agent's being notified of any action brought against the Trust, its officers or Trustees, or any such controlling person, such notification to be given in writing and to be transmitted by personal delivery, first class mail, overnight courier, facsimile or other electronic means to the address or facsimile number contained in paragraph 9 of this Agreement, or to such other addresses or facsimile numbers as the parties hereto may specify from time to time in writing and such notification to be sent to the Placement Agent by the person against whom such action is brought, within a reasonable period of time after the summons or other first legal process shall have been served. The failure to so notify the Placement Agent of any such action shall not relieve the Placement Agent or any affiliate thereof from any liability which the Placement Agent or any affiliate thereof may have to the Trust, its officers or Trustees, or to such controlling person by reason of any such untrue or alleged untrue statement, or omission or alleged omission, or other conduct covered by this indemnity agreement, otherwise than on account of the Placement Agent's indemnity agreement contained in this paragraph 2.3. The Placement Agent will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by the Placement Agent and approved by the Trust, which approval shall not unreasonably be withheld. In the event the Placement Agent elects to assume the defense of any such suit and retain counsel of good standing approved by the Trust, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Placement Agent does not elect to assume the defense of any such suit, or in case the Trust reasonably does not approve of counsel chosen by the Placement Agent, the Placement Agent will reimburse the Trust, its officers and directors, or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Trust or them.

    The Placement Agent's indemnification agreement contained in this paragraph 2.3 and the Placement Agent's representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Trust, its officers or directors, or any controlling person, and shall survive the delivery of any Shares. This agreement of indemnity will inure exclusively to the Trust's benefit, to the benefit of its several officers and directors, and their respective estates, and to the benefit of the controlling persons and their successors. The Placement Agent agrees promptly to notify the Trust of the commencement of any litigation or proceedings against the Placement Agent or any of its officers or directors in connection with the issue and sale of any Shares.

    2.4 No Shares shall be offered by either the Placement Agent or the Trust under any of the provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Trust if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the 1940 Act; provided, however, that nothing contained in this paragraph 2.4 shall in any way restrict or have any application to or bearing upon the Trust's obligation to repurchase Shares from any interestholder in accordance with the provisions of the Trust's prospectus or Declaration of Trust.

    2.5. The Trust agrees to advise the Placement Agent as soon as reasonably practicable of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement then in effect or of the initiation of any proceeding for that purpose.

3. Confidentiality.

    The Placement Agent agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Master Portfolios and/or the Trust and its prior, present or potential interestholders, and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except when so requested by the Trust or after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Placement Agent may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities.

    In accordance with Regulation S-P, the Placement Agent and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Trust or any Master Portfolio regarding any interestholder; provided, however, that the Placement Agent and its affiliates may disclose such information to any party as necessary in the ordinary course of business to carry out the purposes for which such information was disclosed to the Placement Agent and its affiliates, or as may be permitted by law. The Placement Agent agrees to use reasonable precautions to protect and prevent the unintentional disclosure of such non-public personal information.

4. Anti-Money Laundering Program.

    The Placement Agent represents and warrants that it (a) has adopted an anti-money laundering compliance program ("AML Program") that satisfies the requirements of all applicable laws and regulations; (b) will cooperate with the Trust or its agents to assist with any audits of its AML program; and (c) will notify the Trust promptly if an inspection by the appropriate regulatory authorities of its AML Program identifies any material deficiency, and will promptly remedy any material deficiency of which it learns.

5. Limitations of Liability.

    Except as provided in paragraph 2.3, the Placement Agent shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Master Portfolio in connection with matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

6. Term.

    This Agreement shall become effective on the date of its execution and, unless sooner terminated as provided herein, shall continue in effect for a period of two years from the date written above. This Agreement shall thereafter continue from year to year, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees, or (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance is also approved by the majority of the Trust's Trustees who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is not assignable and is terminable with respect to a Master Portfolio, without penalty, on not less than sixty (60) days' written notice, by the Trust's Board of Trustees, by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, or by the Placement Agent. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

7. Release.

    The names "Master Investment Portfolio" and "Trustees of Master Investment Portfolio" refer respectively to the Trust created by the Declaration of Trust and the Trustees as Trustees but not individually or personally. All parties hereto acknowledge and agree that any and all liabilities of the Trust arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of the Trust and that no Trustee, officer or interestholder shall be personally liable for any such liabilities. All persons dealing with any Master Portfolio of the Trust must look solely to the property belonging to such Master Portfolio for the enforcement of any claims against the Trust.

8. Miscellaneous.

    8.1. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which an enforcement of the change, waiver, discharge or termination is sought.

    8.2 This Agreement shall be governed by the laws of the State of Delaware.

9. Notices.

    Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice. Until further notice, it is agreed that the address of the Trust shall be: Master Investment Portfolio; c/o Barclays Global Investors, N.A., 45 Fremont, San Francisco, CA 94105, Attention: Mutual Fund Administration, with a copy to the General Counsel at the same street address, and that of the Placement Agent shall be: SEI Investments Distribution Co., 1 Freedom Valley Drive; Oaks, Pennsylvania 19456; Attention: General Counsel.

10. Counterparts.

    10.1 This Agreement may be executed in any manner of counterparts, each of which shall be deemed an original.

[SIGNATURES ON FOLLOWING PAGE]

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

MASTER INVESTMENT PORTFOLIO

on behalf of the Master Portfolios

By: /s/ Michael A. Latham
      Michael A. Latham
      Secretary

      SEI INVESTMENTS
      DISTRIBUTION CO.

By: /s/ William E. Zitelli
      William E. Zitelli
       Vice President

SCHEDULE I

Master Investment Portfolio:

1. Asset Allocation Master Portfolio

2. Bond Index Master Portfolio

3. Extended Equity Master Portfolio

4. International Index Master Portfolio

5. LifePath Income Portfolio

6. LifePath 2010 Portfolio

7. LifePath 2020 Portfolio

8. LifePath 2030 Portfolio

9. LifePath 2040 Portfolio

10. Money Market Master Portfolio

11. Prime Money Market Master Portfolio

12. Russell 2000 Master Portfolio

13. S&P 500 Master Portfolio

14. US Equity Master Portfolio

Approved: March 31, 2003

Exhibit (h)(1)

ADMINISTRATION AGREEMENT

Master Investment Portfolio

April 1, 2003

Barclays Global Investors, N.A.
45 Fremont Street
San Francisco, CA 94105

Ladies and Gentlemen:

    This will confirm the agreement among Master Investment Portfolio (the "Trust") on behalf of its master portfolios listed in the attached Appendix A; as such Appendix may be amended from time to time (each, a "Master Portfolio" and, collectively, the "Master Portfolios") and Barclays Global Investors, N.A. ("BGI"). Absent written notification to the contrary by either the Trust or BGI, each new master portfolio of the Trust established in the future shall automatically become a "Master Portfolio" for all purposes hereunder.

    The parties agree as follows:

    1. The Trust is a registered open-end, management investment company. The Trust engages in the business of investing and reinvesting the assets of each Master Portfolio in the manner and in accordance with the applicable investment objective, policies and restrictions specified in the Trust's currently effective Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940, as amended (the "Act"). Copies of the Registration Statement, as most recently amended, have been furnished to BGI. Any amendments to the Registration Statement shall be furnished to BGI promptly.

    2. The Trust is engaging BGI to provide, or cause to be provided, the administrative services specified elsewhere in this agreement, subject to the overall supervision of the Trust's Board of Trustees. Pursuant to advisory contracts between the Trust and Barclays Global Fund Advisors (the "Adviser") on behalf of each Master Portfolio, the Trust has engaged the Adviser to manage the investing and reinvesting of the assets of the Master Portfolios and to provide advisory services as specified in such advisory contracts.

    3. BGI agrees, at its expense, to supervise the administrative operations and undertake to provide, or cause to be provided, the services described on Appendix B, as such Appendix may be amended from time to time by the mutual consent of the parties, the provision of, and liability thereto, for certain of such services to be allocated on such Appendix, in connection with the operations of the Trust and the Master Portfolios, and take all reasonable action in the performance of its obligations under this agreement to assure that the necessary information is made available to other service providers, as such may be required by the Trust from time to time; and to provide all other administrative services reasonably necessary for the operation of the Master Portfolios, other than those services that are to be provided by the Adviser pursuant to the advisory contracts and by the Trust's transfer and dividend disbursing agent and custodian.

    4. In consideration of the administration services to be rendered by BGI under this agreement, BGI is entitled to a monthly fee based on the average daily value (as determined on each business day at the time set forth in the Registration Statement for determining net asset value per share) of the each Master Portfolio's net assets during the preceding month at the rates listed in Appendix A. If the fee payable pursuant to this Paragraph 4 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of each Master Portfolio's net assets shall be computed in the manner specified in the Registration Statement and Declaration of Trust for the computation of the value of the Master Portfolio's net assets in connection with the determination of the net asset value of interests of the Master Portfolio. For purposes of this agreement, a "business day" is any day that the Master Portfolios are open for trading.

    5. Except as provided in the advisory contracts on behalf of each of the Trust's Master Portfolios and in this agreement, BGI agrees to bear all of the costs of the operations of such Master Portfolio, including, but not limited to, its pro rata portion of the compensation of the Trust's trustees who are not affiliated with the Adviser, BGI or any of their affiliates; custody fees; governmental fees; interest charges; taxes; fees and expenses of its independent auditors, legal counsel (other than in connection with litigation), transfer agent and dividend disbursing agent; fees paid to shareholder servicing and other special purpose agents; expenses of preparing and printing any Part A or Part B, reports to interestholders, notices, proxy statements and reports to regulatory agencies; travel expenses of trustees of the Trust in connection with their attendance at Board and other meetings relating to the Trust; office supplies; premiums for fidelity bonds and errors and omissions and/or officers and trustees liability insurance; trade association membership dues; fees and expenses of any custodian and fund accountant, including those for keeping books and accounts and calculating the net asset value per interest of the Master Portfolios; expenses of interestholders' meetings; expenses relating to the issuance, registration, qualification and redemption of interests of the Master Portfolios; any pricing services; and organizational expenses. Notwithstanding anything to the contrary, BGI shall not be required to bear any portion of advisory fees payable to the Adviser under its advisory contracts with the Trust and brokerage fees and other expenses connected with the execution of portfolio securities transactions, litigation expenses, taxes (including income, excise, transfer and withholding taxes) or cost or expense that a majority of the trustees that are not "interested persons" (as defined in the Act) of the Trust ("Independent Trustees") deems to be an extraordinary expense. Expenses attributable to one or more, but not all, of the Master Portfolios shall be charged against the assets of the relevant Master Portfolios. General expenses of the Trust shall be allocated among the Master Portfolios in a manner proportionate to the net assets of each Master Portfolio, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

    6. BGI shall exercise reasonable care and shall give the Trust the benefit of its best judgment and efforts in rendering services under this agreement. As an inducement to BGI's undertaking to render services hereunder, the Trust agrees that BGI shall not be liable under this agreement for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this agreement shall be deemed to protect or purport to protect BGI against any liability to the Trust or its interestholders to which BGI would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties under this agreement or by reason of reckless disregard of its obligations and duties hereunder.

    7. This Agreement shall become effective on its execution date and shall remain in full force and effect for a period of two years or until terminated pursuant to the provisions of this paragraph, and it may be reapproved at least annually thereafter by the Trust's Board of Trustees, including a majority of the Independent Trustees who are not parties to this Agreement. This Agreement may be terminated at any time without payment of any penalty, upon 60 days' written notice, by vote of the Board of Trustees of the Trust, or by BGI. BGI will cooperate with and assist the Trust, its agents and any successor administrator or administrators in any substitution/conversion process. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable without the written consent of the other party.

    8. Except to the extent necessary to perform BGI's obligations under this agreement, nothing herein shall be deemed to limit or restrict the right of BGI, or any affiliate or employee of BGI, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

    9. This agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

    10. The Trust hereby agrees and acknowledges that BGI may delegate responsibility for any or all of the services to be provided hereunder to other service providers, provided that BGI agrees to remain fully liable to the Trust for the provision of any service that BGI delegates to another service provider.

    11. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

    If the foregoing correctly sets forth the agreement between the Trust and BGI, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

MASTER INVESTMENT PORTFOLIO,|
on behalf of the Master Portfolios listed on the attached Appendix A

By: /s/ Michael Latham
Name: Michael Latham
Title: Principal Financial Officer,
Secretary and Treasurer

ACCEPTED as of the date
set forth above:

BARCLAYS GLOBAL INVESTORS, N.A.

By: /s/ Michael Latham
Name: Michael Latham
Title: Managing Director, Fund Delivery

By: _/s/ Danell Doty

Name: Danell Doty
Title: Principal, Head of Mutual Fund Administration

Appendix A

Master Portfolios of the Trust	Administration Fee (as a % of net assets)

Bond Index Master Portfolio

LifePath Retirement Master Portfolio

LifePath 2010 Master Portfolio

LifePath 2020 Master Portfolio

LifePath 2030 Master Portfolio

LifePath 2040 Master Portfolio

Money Market Master Portfolio

Prime Money Market Master Portfolio

None*
Extended Index Master Portfolio	0.02%
International Index Master Portfolio	0.10% of the first $1 billion and 0.07% thereafter
Russell 2000 Index Master Portfolio	0.02%
U.S. Equity Index Master Portfolio	0.01%

* BGI is not entitled to receive compensation for providing administration services to these Master Portfolios for so long as BGI is entitled to compensation for providing administration services to a feeder fund that invests substantially all of its assets in the Master Portfolio, or BGI or an affiliate receives advisory fees from the Master Portfolio.

Dated: April 1, 2003

Appendix B

Investors Bank & Trust

Summary of Administration Functions

Barclays Global Investors Funds

Function	Master	Feeder	Investors Bank & Trust	Barclays Global Investors	Suggested Fund Auditor or Counsel
Management Reporting & Treasury Administration
Monitor portfolio compliance in accordance with the current Prospectus and SAI. Frequency: Daily	X		Perform tests of certain specific portfolio activity designed from provisions of the Fund's Prospectus and SAI. Follow-up on potential violations.

Continuously monitor portfolio activity and Fund operations in conjunction with 1940 Act, Prospectus, SAI and any other applicable laws and regulations. Monitor testing results and approve resolution of compliance issues.

A/C - Provide consultation as needed on compliance issues.

Provide compliance summary package. Frequency: Bi-Monthly	X		Provide a report of compliance testing results.	Review report.	A/C - Provide consultation as needed.

Perform asset diversification testing to establish qualification as a RIC. Frequency: Quarterly	X		Perform asset diversification tests at each tax quarter end. Follow-up on issues.	Continuously monitor portfolio activity in conjunction with IRS requirements. Review test results and take any necessary action. Approve tax positions taken.	A - Provide consultation as needed in establishing positions to be taken in tax treatment of particular issues. Review quarter end tests on a current basis.
Management Reporting & Treasury Administration (CONT.)
Perform qualifying income testing to establish qualification as a RIC. Frequency: Quarterly		X	Perform qualifying income testing (on book basis income, unless material differences are anticipated) on quarterly basis and as may otherwise be necessary. Follow-up on issues.	Continuously monitor portfolio activity in conjunction with IRS requirements. Review test results and take any necessary action. Approve tax positions taken.	A- Consult as needed on tax accounting positions to be taken. Review in conjunction with year-end audit.

Prepare the Fund's annual expense budget. Establish daily accruals. Frequency: Annually	X	X	Prepare expense budget. Notify fund accounting of new accrual rates.	Provide asset level projections and vendor fee information. Approve expense budget.

Monitor the Fund's expense budget. Frequency: Quarterly	X	X	Monitor actual expenses updating budgets/ expense accruals.	Provide asset level projections quarterly. Provide vendor information as necessary. Review expense analysis and approve budget revisions.	C/A - Provide consultation as requested.

Receive and coordinate payment of fund expenses. Frequency: As often as necessary	X	X	Propose allocations of invoice among Funds and obtain authorized approval to process payment.	Approve invoices and allocations of payments. Send invoices to IBT in a timely manner.
Calculate periodic dividend rates to be declared in accordance with management guidelines. Frequency: According to dividend policy		X

Calculate amounts available for distribution. Coordinate review by management and/or auditors. Notify custody and transfer agent of authorized dividend rates in accordance with Board approved policy. (Report dividends to Board as required.) Deliver dividend rates via file to BGI ftp site.

				Establish and maintain dividend and distribution policies. Approve distribution rates per share and aggregate amounts. Obtain Board approval when required.	C - Review dividend resolutions in conjunction with Board approval. A - Review and concur with proposed distributions

Review the Fund's multi-class dividend calculation procedures. Calculate periodic dividend rates to be declared in accordance with management guidelines. Frequency: According to dividend policy		X

Calculate dividends in accordance with methodology for each class to ensure consistency with Rule 18f-3 or the Fund's exemptive application and the Fund's private letter ruling or published ruling. Calculate amounts available for distribution. Coordinate review by management and auditors. Notify custody and transfer agent of authorized dividend rates in accordance with Board approved policy. Report dividends to Board as required.

				Review and approve dividend calculation methodologies for each class. Approve distribution rates per share and aggregate amounts. Obtain Board approval when required.	C/A - Review and approve dividend calculation methodology for each class of shares. Provide consultation as requested.
Management Reporting & Treasury Administration (CONT.)

Calculate total return information on Funds as defined in the current Prospectus and SAI. Frequency: Monthly		X	Provide SEC total return calculations via file to BGI ftp site.	Review total return information.

Calculate gross returns (SEC returns grossed up for expenses) Frequency: Monthly	X		Provide gross return calculations.	Review gross return information.

Prepare responses to major industry questionnaires. Frequency: As often as necessary	X	X	Prepare, coordinate as necessary, and submit responses to the appropriate agency.	Identify the services to which the Funds report. Provide information as requested.

Prepare disinterested director/trustee Form 1099-Misc. Frequency: Annually	X	X		Summarize amounts paid to directors/trustees during the calendar year. Prepare and mail Form 1099-Misc.
Prepare financial information for presentation to Fund Management and Board of Directors. Frequency: Quarterly	X	X	Prepare selected portfolio and financial information for inclusion in board material.	Review financial information.

Coordinate the annual audit and semi-annual preparation and printing of financial statements and notes with management, fund accounting and the fund auditors. Frequency: Annually/semi-annually	X	X

Coordinate the creation of templates reflecting client-selected standardized appearance and text of financial statements and footnotes. Draft and manage production cycle. Coordinate with IBT fund accounting the electronic receipt of portfolio and general ledger information. Assist in resolution of accounting issues. Using templates, draft financial statements, coordinate auditor and management review, and clear comments. Coordinate printing of reports and EDGAR conversion with outside printer and filing with the SEC via EDGAR.

Provide past financial statements and other information required to create templates, including report style and graphics. Approve format and text as standard. Approve production cycle and assist in managing to the cycle. Coordinate review and approval by portfolio managers of portfolio listings to be included in financial statements. Prepare appropriate management letter and coordinate production of Management Discussion and Analysis. Review and approve entire report. Make appropriate representations in conjunction with audit.

A - Perform audit and issue opinion on annual financial statements. A/C - Review reports.
Prepare agenda and board materials for quarterly board meetings. Frequency: Quarterly	X	X

Maintain annual calendar of required quarterly and annual approvals. Prepare agenda, resolutions and other board materials for quarterly board meetings. Prepare supporting information and materials when necessary. Assemble, check and distribute books in advance of meeting. Attend board and committee meetings and prepare minutes.

Review and approve board materials and board and committee meeting minutes.

C - Review agenda, resolutions, board material and board and committee meeting minutes. Ensure BOD material contains all required information that the BOD must review and/or approve to perform their duties as directors.

Prepare and file Form N-SAR. Frequency: Semi-annually	X	X	Prepare form for filing. Obtain any necessary supporting documents. File with SEC via EDGAR.	Provide appropriate responses. Review and authorize filing.	C - Review initial filing. A - Provide annual audit internal control letter to accompany the annual filing.

Prepare amendments to Registration Statement. Frequency: Annual update (includes updating financial highlights, expense tables, ratios) plus one additional filing per fiscal year	X	X	Prepare and coordinate the filing of post-effective amendments. Coordinate with outside printers the Edgar conversion, filing with the SEC and printing of prospectus.	Review and approve.	C - Review and approve filings. A/C - Provide consents as appropriate.
Prepare Prospectus/SAI supplements. Frequency: As often as required	X	X	Prepare Prospectus and SAI supplements. File with the SEC via Edgar. Coordinate printing of supplements.	Review and approve.	C - Review and approve filings. A/C - Provide consents as appropriate.

Preparation and filing of 24f-2 Notice. Frequency: Annually		X	Accumulate capital stock information and draft Form 24f-2 Notice. File approved Form with SEC via Edgar.	Review and approve filing.	C - Approve 24f-2 Notice. A - Review informally when requested

Proxy Material/Shareholder Meetings Frequency: As needed	X	X

Prepare drafts of proxy material for review, file materials or coordinate filing with SEC and coordinate printing. Assist proxy solicitation firm and prepare scripts. Attend meeting and prepare minutes.

				Review and approve proxy.	C - Review and approve proxy.

Assist in updating of fidelity bond insurance coverage. Frequency: Annually	X	X	Make annual filing of fidelity bond insurance material with the SEC.	Obtain required fidelity bond insurance coverage. Monitor level of fidelity bond insurance maintained in accordance with required coverage.

Respond to regulatory audits. Frequency: As needed (at least annually)	X	X	Compile and provide documentation pursuant to audit requests. Assist client in resolution of audit inquiries.	Coordinate with regulatory auditors to provide requested documentation and resolutions to inquiries.	C - Provide consultation as needed.
LEGAL (CONT.)
Maintain and preserve the corporate records of the Company, including each Master Portfolio.	X	X	Maintain and preserve the corporate records of the Company, including each Master Portfolio.

BLUE SKY
Maintain effective Blue Sky notification filings for states in which Fund Management intends to solicit sales of fund shares. Frequency: On-going		X

Maintain records of fund sales for client designated states via PW Blue2 compliance system. File annual notification renewal documents and annual sales reports.

File amendments to increase dollar amounts authorized for sales by funds, based upon client instruction.

File notifications to states for new funds and/or classes, mergers and liquidations. Provide periodic reports on state authorization amounts and sales amounts. Determine state filing requirements by using CCH Blue Sky Law Reporter, ICI memoranda and state securities commission directives (both written and oral).

				Identify states in which filings are to be made. Identify exempt transactions to transfer agent for appropriate exclusion from blue sky reporting.	C - Provide consultation as needed on Blue Sky issues. C - Provide consultation on product and institutional exemptions.
BLUE SKY (CONT.)

File amendments to registration statement with the applicable state securities commissions in coordination with SEC filing.

Frequency: Annual updates (includes registration statement, prospectus, SAI) plus one additional filing per fiscal year

		X	File updated registration statements, prospectuses, SAIs, supplements thereto, and annual reports to shareholders upon approval/authorization by client.	Inform IBT of filings prior to SEC filing.	C - Provide consultation as needed on Blue Sky filing issues.

TAX
Prepare income tax provisions. Frequency: Annually	X	X

Calculate investment company taxable income, net tax exempt interest, net capital gain and spillback dividend requirements. Identify book-tax accounting differences. Track required information relating to accounting differences.

				Provide transaction information as requested. Identify Passive Foreign Investment Companies (PFICs). Approve tax accounting positions to be taken. Approve provisions.	A - Provide consultation as needed in establishing positions to be taken in tax treatment of particular issues. Perform review in conjunction with the year-end audit.
TAX (CONT.)
Calculate excise tax distributions Frequency: Annually	X	X

Calculate required distributions to avoid imposition of excise tax.

- Calculate capital gain net #9; income and foreign currency gain/loss through October 31.

- Calculate ordinary income and distributions through a specified cut off date .

- Project ordinary income #9; from cut off date to December 31.

- Ascertain dividend shares.

Identify book-tax accounting differences. Track required information relating to accounting differences

Coordinate review by management and fund auditors. Notify custody and transfer agent of authorized dividend rates in accordance with Board approved policy. Report dividends to Board as required.

Provide transaction information as requested. Identify Passive Foreign Investment Companies (PFICs). Approve tax accounting positions to be taken. Review and approve all income and distribution calculations, including projected income and dividend shares. Approve distribution rates per share and aggregate amounts. Obtain Board approval when required.

A - Provide consultation as needed in establishing positions to be taken in tax treatment of particular issues. Review and concur with proposed distributions per share.
Prepare tax returns Frequency: Annually	X	X

Prepare excise and RIC tax returns.

Prepare partnership return for Master. Prepare excise and RIC returns for domestic Feeder. Report partners' share of partnership income by preparing partners' Schedules K-1. Review tax returns and coordinate signature thereof with a Fund Officer.

				Review and sign tax return.	A - Review and sign tax return as preparer.

Prepare Form 1099 Frequency: Annually		X	Obtain yearly distribution information. Calculate 1099 reclasses and coordinate with transfer agent.	Review and approve information provided for Form 1099.

Prepare other year-end tax-related disclosures Frequency: Annually		X

Obtain yearly income distribution

information. Calculate disclosures

(i.e., dividend received deductions,

foreign tax credits, tax-exempt

income, income by jurisdiction) and

coordinate with transfer agent.

Review and approve information provided.

Review and Approval

    The attached Summary of Administration Functions has been reviewed and represents the services to be provided, effective April 1, 2003.

Agreed:

Barclays Global Investors

By: ____________________________________________

Title: Managing Director

Investors Bank & Trust Company

By: _______________________________________________

Title: Senior Vice President

Exhibit (j)(1)

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 20 to the registration statement on Form N-1A ("Registration Statement") of our report dated February 7, 2003, relating to the financial statements and financial highlights which appears in the December 31, 2002 Annual Report to Interestholders of the Asset Allocation Master Portfolio, Bond Index Master Portfolio, Extended Index Master Portfolio, International Index Master Portfolio, Money Market Master Portfolio, Russell 2000 Index Master Portfolio, S&P 500 Index Master Portfolio, and the US Equity Index Master Portfolio, each a portfolio of Master Investment Portfolio, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers, LLP
San Francisco, California
April 25, 2003

Exhibit (j)(2)

POWER OF ATTORNEY

WITH RESPECT TO

BARCLAYS GLOBAL INVESTORS FUNDS AND

MASTER INVESTMENT PORTFOLIOS

    Know all men by these presents that each of the Trustees of Barclays Global Investors Funds and Master Investment Portfolios (the "Trusts") whose names and signatures appear below, constitutes and appoints Lee T. Kranefuss, Michael Latham, Marco E. Adelfio and Susan C. Mosher, his or her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Trusts and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

April 18, 2003

/s/ Mary G. F. Bitterman             /s/ Jack S. Euphrat

Name: Mary G.F. Bitterman         Name: Jack S. Euphrat

/s/ W. Rodney Hughes                /s/ Lee T. Kranefuss

Name: W. Rodney Hughes         Name: Lee T. Kranefuss

/s/ Richard K. Lyons                    /s/ Leo Soong

Name: Richard K. Lyons             Name: Leo Soong